EXHIBIT 10.1 EXECUTION VERSION ASSET PURCHASE AGREEMENT BY AND BETWEEN PHASEBIO PHARMACEUTICALS, INC., AND CHIESI FARMACEUTICI S.P.A DATED AS OF NOVEMBER 4, 2022

i TABLE OF CONTENTS ARTICLE I THE ACQUISITION .............................................................................................................. 1 Section 1.1. Acquired Assets ................................................................................................................ 1 Section 1.2. Excluded Assets ................................................................................................................ 3 Section 1.3. Assumed Liabilities .......................................................................................................... 4 Section 1.4. Excluded Liabilities .......................................................................................................... 4 Section 1.5. Assignment of Assigned Contracts ................................................................................... 6 Section 1.6. Purchase Price; Deposit Funds .......................................................................................... 8 Section 1.7. Withholding .................................................................................................................... 12 Section 1.8. Purchase Price Allocation ............................................................................................... 12 ARTICLE II THE CLOSING ................................................................................................................... 13 Section 2.1. Closing ............................................................................................................................ 13 Section 2.2. Deliveries at the Closing ................................................................................................. 13 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER ............................................ 14 Section 3.1. Qualification, Organization, Subsidiaries ....................................................................... 14 Section 3.2. Authority of Seller .......................................................................................................... 15 Section 3.3. Consents and Approvals ................................................................................................. 15 Section 3.4. No Violations .................................................................................................................. 15 Section 3.5. Financial Statements; Books and Records ...................................................................... 15 Section 3.6. Title to Property; Sufficiency of Assets .......................................................................... 16 Section 3.7. Absence of Certain Changes ........................................................................................... 16 Section 3.8. Brokers or Finders .......................................................................................................... 17 Section 3.9. Litigation ......................................................................................................................... 17 Section 3.10. Intellectual Property ........................................................................................................ 17 Section 3.11. Privacy and Data Protection ............................................................................................ 20 Section 3.12. Real Property Leases ...................................................................................................... 21 Section 3.13. Material Contracts ........................................................................................................... 21 Section 3.14. Compliance with Laws; Permits ..................................................................................... 23 Section 3.15. Employee Benefit Matters .............................................................................................. 25 Section 3.16. Labor Matters .................................................................................................................. 26 Section 3.17. Environmental Matters.................................................................................................... 27 Section 3.18. Regulatory Matters ......................................................................................................... 27 Section 3.19. Taxes ............................................................................................................................... 29 Section 3.20. Suppliers ......................................................................................................................... 30 Section 3.21. Inventory ......................................................................................................................... 30 Section 3.22. Insurance ......................................................................................................................... 31 Section 3.23. CFIUS ............................................................................................................................. 31 Section 3.24. Disclaimer ....................................................................................................................... 31 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER .................................... 31 Section 4.1. Qualification; Organization ............................................................................................ 31 Section 4.2. Authority of Purchaser .................................................................................................... 32 Section 4.3. Consents and Approvals ................................................................................................. 32 Section 4.4. No Violations .................................................................................................................. 32 Section 4.5. Brokers or Finders .......................................................................................................... 32 Section 4.6. Financing ........................................................................................................................ 33 Section 4.7. Adequate Assurances Regarding Assigned Contracts .................................................... 33 Section 4.8. Disclaimer ....................................................................................................................... 33

ii ARTICLE V COVENANTS ..................................................................................................................... 33 Section 5.1. Conduct of Business Pending the Closing ...................................................................... 33 Section 5.2. Access and Information .................................................................................................. 36 Section 5.3. Approvals and Consents; Cooperation; Notification ...................................................... 37 Section 5.4. Further Assurances ......................................................................................................... 38 Section 5.5. Assets Held by Other Persons ......................................................................................... 39 Section 5.6. The Sale Motion .............................................................................................................. 39 Section 5.7. Cooperation with Respect to Bankruptcy Court Approvals ............................................ 39 Section 5.8. Non-Solicitation of Stalking Horse Bidders ................................................................... 39 Section 5.9. Bankruptcy Court Filings ................................................................................................ 40 Section 5.10. Not a Back Up Bidder ..................................................................................................... 40 Section 5.11. Employee Matters ........................................................................................................... 40 Section 5.12. Seller Confidentiality Agreements; Post-Closing Confidentiality .................................. 41 Section 5.13. Use of Names and Marks ................................................................................................ 41 Section 5.14. Permits ............................................................................................................................ 41 Section 5.15. Reporting ........................................................................................................................ 41 Section 5.16. Additional Actions .......................................................................................................... 41 Section 5.17. Restrictive Covenants ..................................................................................................... 42 Section 5.18. Transitional Support; Phase 3 Trial Sponsorship ............................................................ 43 ARTICLE VI CONDITIONS PRECEDENT ........................................................................................... 44 Section 6.1. Conditions Precedent to Obligation of Seller and Purchaser .......................................... 44 Section 6.2. Conditions Precedent to Obligation of Seller ................................................................. 44 Section 6.3. Conditions Precedent to Obligation of Purchaser ........................................................... 45 ARTICLE VII INDEMNIFICATION ...................................................................................................... 46 Section 7.1. Indemnification ............................................................................................................... 46 Section 7.2. Claim Procedure ............................................................................................................. 47 Section 7.3. Limitations on Indemnification ....................................................................................... 49 Section 7.4. Tax Treatment of Indemnification Payments .................................................................. 50 Section 7.5. Exclusive Remedy .......................................................................................................... 50 Section 7.6. Effect of Investigation..................................................................................................... 50 ARTICLE VIII TERMINATION ............................................................................................................. 50 Section 8.1. Termination ..................................................................................................................... 50 Section 8.2. Effect of Termination ...................................................................................................... 51 ARTICLE IX GENERAL PROVISIONS ................................................................................................. 54 Section 9.1. Tax Matters ..................................................................................................................... 54 Section 9.2. Bulk Sales ....................................................................................................................... 55 Section 9.3. Public Announcements ................................................................................................... 55 Section 9.4. Notices ............................................................................................................................ 55 Section 9.5. Descriptive Headings; Interpretative Provisions ............................................................. 56 Section 9.6. No Strict Construction .................................................................................................... 57 Section 9.7. Entire Agreement; Assignment ....................................................................................... 57 Section 9.8. Governing Law; Submission of Jurisdiction; Waiver of Jury Trial ................................ 57 Section 9.9. Expenses ......................................................................................................................... 57 Section 9.10. Amendment ..................................................................................................................... 57 Section 9.11. Waiver ............................................................................................................................. 57 Section 9.12. Counterparts; Effectiveness ............................................................................................ 58 Section 9.13. Severability; Validity; Parties in Interest ........................................................................ 58 Section 9.14. Specific Performance ...................................................................................................... 58 Section 9.15. Time of the Essence ........................................................................................................ 58

iii Section 9.16. Remedies Cumulative ..................................................................................................... 58 Section 9.17. Conflicts; Deal Communications. ................................................................................... 58 ARTICLE X DEFINITIONS ..................................................................................................................... 59 EXHIBITS Exhibit A Form of Bill of Sale & Assignment and Assumption Agreement Exhibit B Forms of Intellectual Property Assignment Agreements Exhibit C Form of Bidding Procedures Order Exhibit D Form of Sale Order Exhibit E DIP Loan Documents and DIP Budget Exhibit F Form of Escrow Agreement Exhibit G Form of Transition Services Agreement SCHEDULES Schedule 1.1(c) Assigned Contracts Schedule 1.1(e) Seller Intellectual Property Schedule 1.1(m) Designated Parties Schedule 1.1(r) Acquired Seller Assets & Rights Schedule 1.2(l) Excluded Seller Assets & Rights Schedule 1.4(f) Excluded Liabilities Schedule 1.5(a) Cure Costs Schedule 2.2(a)(ii) Tangible Acquired Assets Deliveries Schedule 5.1(a) Conduct of Business Pending Closing Schedule 5.1(b) Seller Interim Operating Covenants Schedule 6.3(c) Required Consents Schedule 6.3(i) Contract Amendment

1 ASSET PURCHASE AGREEMENT THIS ASSET PURCHASE AGREEMENT, dated as of November 4, 2022 (this “Agreement”), is made by and between PhaseBio Pharmaceuticals, Inc., a Delaware corporation (“Seller”), and Chiesi Farmaceutici S.p.A., a private limited company organized under the Laws of Italy (“Purchaser”). Seller and Purchaser are referred to individually herein as a “party” and collectively as the “parties.” Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in ARTICLE X. WHEREAS, Seller is engaged in the business of, directly or indirectly, Exploiting the Product (such business the “Business”); WHEREAS, on October 23, 2022 (the “Petition Date”), Seller filed a voluntary petition for relief commencing a case (the “Chapter 11 Case”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”); WHEREAS, Purchaser desires to purchase and accept, and Seller desires to sell, convey, assign, transfer and deliver, or cause to be sold, conveyed, assigned, transferred and delivered, to Purchaser, all of the Acquired Assets, and Purchaser is willing to assume, and Seller desires to assign and delegate to Purchaser, all of the Assumed Liabilities, all in the manner and subject to the terms and conditions set forth herein and in accordance with Sections 105, 363 and 365 of the Bankruptcy Code, subject to Purchaser’s right to assign its rights and obligations hereunder to one of more of its Affiliates (such sale and purchase of the Acquired Assets and such assignment and assumption of the Assumed Liabilities, the “Acquisition”); WHEREAS, the parties acknowledge and agree that the purchase by Purchaser of the Acquired Assets and the assumption by Purchaser of the Assumed Liabilities are being made at arm’s length and in good faith and without intent to hinder, delay or defraud creditors of Seller or their Affiliates; WHEREAS, the execution and delivery of this Agreement and Seller’s ability to consummate the Transactions are subject to, among other things, the entry of the Sale Order under, inter alia, Sections 363 and 365 of the Bankruptcy Code; and WHEREAS, the parties desire to consummate the proposed transaction as promptly as practicable after the Bankruptcy Court enters the Sale Order. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE I THE ACQUISITION Section 1.1. Acquired Assets. On the terms and subject to the conditions set forth in this Agreement and, subject to approval of the Bankruptcy Court, pursuant to Sections 105, 363 and 365 of the Bankruptcy Code, at the Closing, the Seller shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser, and Purchaser shall purchase and accept from Seller, free and clear of all Encumbrances of any and every kind, nature and description, other than Permitted Post-Closing Encumbrances, all right, title and interest of the Seller in, to or under all of the assets, properties and rights of every kind and nature, in each case, as of the Closing, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), in each case which are Primarily Related to the

2 Business (collectively, the “Acquired Assets”). Without limiting the foregoing, the Acquired Assets shall include, and Seller shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser at the Closing free and clear of all Encumbrances of any and every kind, nature and description, other than Permitted Post-Closing Encumbrances, the following: (a) the Product; (b) all credits, claims for refunds, deposits for the benefit of third parties and prepaid expenses of Seller (other than credits, claims for refunds, deposits and prepaid amounts exclusively related to the Excluded Assets or the Excluded Liabilities); (c) the Contracts listed, described or otherwise identified on Schedule 1.1(c), as such schedule may be amended from time to time pursuant to Section 1.5(e) (such Contracts, the “Assigned Contracts”) and the rights thereunder; (d) all raw materials, active pharmaceutical ingredients, excipients, work-in-process, semi-finished and finished goods, supplies (including clinical drug supplies), samples (including samples held by sales representatives), components, packaging materials, and other inventories that are in the possession of Seller or any third party that are Primarily Related to the Product or the Business (collectively, “Inventory”); (e) all Seller Intellectual Property, including Seller Registered Intellectual Property (including the items listed on Schedule 1.1(e)) and all of Seller’s rights therein, including all rights to sue for and recover and retain damages for present and past infringement thereof and, in the case of Trademarks that are Seller Intellectual Property, all goodwill appurtenant thereto; (f) all rights under non-disclosure or confidentiality, invention and Intellectual Property assignment agreements executed for the benefit of Seller with current or former employees, consultants or contractors of Seller or with third parties Primarily Related to the Product or the Business; (g) all Books and Records, other than Retained Books and Records; (h) all Regulatory Documentation; (i) all Permits (including pending applications therefor) Primarily Related to the Product or the Business; (j) rights to receive any royalties, milestones or other contingent payments under any Contracts Primarily Related to the Business that are not Assigned Contracts but pursuant to which the applicable licensee elects to retain its intellectual property license rights under Section 365(n) of the Bankruptcy Code; (k) all goodwill and other intangible assets associated with the Business, the Acquired Assets and the Assumed Liabilities; (l) all rights, claims, rebates, refunds, causes of action, actions, suits or proceedings, hearings, audits, rights of recovery, rights of setoff, rights of recoupment, rights of reimbursement, rights of indemnity or contribution and other similar rights (known and unknown, matured and unmatured, accrued or contingent, regardless of whether such rights are currently exercisable) against any Person, including all warranties, representations, guarantees, indemnities and other contractual claims (express,

3 implied or otherwise) to the extent Primarily Related to the Business, the Acquired Assets or the Assumed Liabilities (including any claims for past infringement or misappropriation); (m) except as provided in Section 1.2, all avoidance claims or causes of action available to Seller under Chapter 5 of the Bankruptcy Code (including Sections 544, 545, 547, 548, 549, 550 and 553) or any similar actions under any other applicable Law (collectively, “Avoidance Actions”) against the designated parties and their respective Affiliates set forth on Schedule 1.1(m) (collectively, the “Designated Parties”); provided, however, that it is understood and agreed by the parties that Purchaser will not pursue or cause to be pursued any Avoidance Actions; (n) all proceeds of any settlement from and after the date hereof through the Closing of any claims, counterclaims, rights of offset or other causes of action of Seller against any of the Designated Parties; (o) any and all insurance proceeds, condemnation awards or other compensation in respect of loss or damage to any of the Acquired Assets to the extent occurring on or after the date hereof, and all rights and claims of Seller to any such insurance proceeds, condemnation awards or other compensation not paid by the Closing; (p) all security and utility deposits, credits, allowance or other assets, or charges, setoffs, prepaid expenses, and other prepaid items to the extent Primarily Related to the Acquired Assets, (q) the laboratory-related assets and rights located on the premises leased pursuant to the Malvern Lease, to the extent that Purchaser notifies Seller in writing no later than the Designation Deadline that such assets and rights (or any of them) shall be included in the Acquired Assets (the “Specified Laboratory Equipment”); and (r) the assets and rights set forth in Schedule 1.1(r). Section 1.2. Excluded Assets. Notwithstanding anything contained in this Agreement to the contrary, the Acquired Assets shall not include the following (collectively, the “Excluded Assets”): (a) all Cash, other than any and all rights of Seller in and to any restricted cash, security deposits, escrow deposits and cash collateral (including cash collateral given to obtain or maintain letters of credit and cash drawn or paid on letters of credit) that are Primarily Related to the Assumed Liabilities or the Acquired Assets; (b) subject to Section 1.1(o), all insurance policies of Seller (including all current and prior director and officer or similar fiduciary or errors and omissions insurance policies and all rights thereunder and all proceeds thereof or other insurance policies as set forth on Section 3.22 of the Seller Disclosure Schedule); (c) any Tax credits, Tax refunds, Tax deposits, Tax attributes of Seller and prepaid Tax amounts of the Seller; (d) any shares of capital stock or other equity interests of Seller, any Affiliate thereof or any other Person or any securities convertible into, exchangeable for or exercisable for shares of capital stock or other equity interests of Seller, any Affiliate thereof or any other Person; (e) the Retained Books and Records;

4 (f) (i) all Avoidance Actions, or any other causes of action under any other applicable Law, against SFJ Pharmaceuticals X, Ltd. or any of its Affiliates or any Person other than any of the Designated Parties, (ii) any proceeds of any settlement from and after the date hereof through the Closing of any claims, counterclaims, rights of offset or other causes of action of Seller against any Person other than any Designated Party, and (iii) all claims or causes of action of Seller other than those identified in Section 1.1(l) and Section 1.1(m); (g) all rights, claims or causes of action of Seller arising under this Agreement or the Ancillary Documents, including (subject to Section 9.16) Deal Communications; (h) all rights, claims or causes of action by or in the right of Seller against any current or former director or officer of any Seller; (i) all Benefit Plans, all assets of such Benefit Plans and all trust agreements, administrative service contracts, insurance policies and other Contracts related thereto and all rights of Seller with respect to any of the foregoing; (j) all real property of Seller and all leases, subleases or Contracts under which Seller occupies any real property, except to the extent specifically included as an Assigned Contract; (k) all Contracts that are disclosed or required to be disclosed pursuant to Section 3.8; and (l) the other assets and rights set forth in Schedule 1.2(l). Section 1.3. Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing, in consideration for the sale, assignment, conveyance, transfer and delivery of the Acquired Assets to Purchaser, Purchaser shall assume from Seller and agree to pay, perform and discharge, when due, in accordance with their respective terms and subject to the respective conditions thereof, only the following Liabilities of Seller (collectively, the “Assumed Liabilities”): (a) all Liabilities arising under the Assigned Contracts, but only to the extent that such Liabilities thereunder arise and are required to be performed following the Closing and do not relate to any failure to perform, improper performance, breach of warranty or other breach, default or violation by Seller or its Affiliates on or prior to the Closing (other than Cure Costs); and (b) Cure Costs in an aggregate amount not to exceed the Cure Costs Cap. The Transactions shall in no way expand the rights or remedies of any third party against Purchaser or Seller as compared to the rights and remedies that such third party would have had against Seller absent the Chapter 11 Case had Purchaser not assumed such Assumed Liabilities. Section 1.4. Excluded Liabilities. Notwithstanding anything contained in this Agreement to the contrary, neither Purchaser nor any of its Affiliates shall assume, be obligated to assume, be deemed to have assumed, or be obliged to pay, perform or otherwise discharge, and Seller shall be solely and exclusively liable with respect to, any Liabilities (of any nature, and whether based in common law or statute or arising under written Contract or otherwise, known or unknown, fixed or contingent, accrued or unaccrued, liquidated or unliquidated, asserted or unasserted) of Seller and any Affiliate thereof other than the Assumed Liabilities (such Liabilities other than Assumed Liabilities, the “Excluded Liabilities”). Without limiting the foregoing, Purchaser does not (nor does any of its Affiliates) assume or agree to pay, perform or otherwise discharge the Liabilities (whether known or unknown, fixed or contingent, accrued

5 or unaccrued, liquidated or unliquidated, asserted or unasserted) of Seller or its Affiliates with respect to, arising out of or relating to, the following Excluded Liabilities: (a) other than the Cure Costs, any Liability arising out of facts or circumstances in existence at or prior to the Closing or from or related to any breach, default under, failure to perform, torts related to the performance of, violations of Law, infringements or indemnities under, guaranties pursuant to and overcharges, underpayments or penalties on the part of Seller or any of its Affiliates under any Contract to which Seller or any of its Affiliates is a party prior to the Closing; (b) other than the Cure Costs, any Liability arising from or related to any Action against Seller or its Affiliates, or related to the Business, the Acquired Assets or the Assumed Liabilities, pending or threatened or based on facts, actions, omissions, circumstances or conditions existing, occurring or accruing on or prior to the Closing Date even if instituted after the Closing Date; (c) other than the Cure Costs, any Liability arising from or related to the Product or the operation or condition of the Acquired Assets or the Assumed Liabilities at or prior to the Closing or facts, actions, omissions, circumstances or conditions existing, occurring or accruing at or prior to the Closing; (d) all Indebtedness of Seller; (e) all guarantees of third-party Indebtedness made by Seller and reimbursement obligations to guarantors of Seller’s obligations or under letters of credit or other similar agreements or instruments; (f) all Liabilities arising out of or related to the matters set forth on Schedule 1.4(f); (g) all Liabilities to any current or former owner of capital stock or other equity interests of Seller or any securities convertible into, exchangeable or exercisable for shares of capital stock or other equity interests of Seller, any current or former holder of indebtedness for borrowed money of Seller or, in respect of obligations for indemnification or advancement of expenses, any current or former officer or director of Seller; (h) all drafts or checks outstanding at the Closing under which Seller is obligated; (i) all Liabilities of Seller under futures contracts, options on futures, swap agreements or forward sale agreements; (j) all Liabilities for or in respect of Excluded Taxes; (k) all Liabilities relating to (i) the Benefit Plans (whether arising prior to, on or after the Closing Date) or (ii) the employment or termination of any current or former employee of Seller (including any Transferred Employees), and including any current, threatened or potential claims for compensation or benefits, in each such case, to the extent related to employment with Seller or termination thereof, whether arising prior to, on or after the Closing Date; (l) all fees, charges, expenditures, expenses, costs and other payments incurred or otherwise payable by Seller or its affiliates, or for which Seller or its affiliates is liable, in connection with the administration of the Chapter 11 Case or the negotiation, execution and consummation of the Transactions (including any preparation for a transaction process, bankruptcy process, any sale process involving other potential purchasers or any contemplated public offering or financing), including the fees

6 and expenses of financial advisors, accountants, legal counsel, consultants, brokers and other advisors with respect thereto, whether incurred, accrued or payable on, prior to or after the date of this Agreement or the Closing Date; (m) any Liabilities to any (i) owner or former owner of capital stock or other equity interests of Seller or (ii) current or former officer, director or employee of Seller; (n) all Liabilities to the extent relating to the ownership, possession or use of the Excluded Assets; (o) all Liabilities (x) under Environmental Laws to the extent relating to (i) facts, actions, omissions, circumstances or conditions existing, occurring or accruing, or noncompliance with or violations of Environmental Laws by Seller, on or before the Closing Date, (ii) the transportation, off-site storage or off-site disposal of any Hazardous Substances generated by or on behalf of Seller on or before the Closing Date or (iii) real property owned, operated or leased by Seller at any time and (y) for toxic torts arising as a result of or in connection with loss of life or injury to Persons (whether or not such loss or injury was made manifest on or after the Closing Date); and (p) all Liabilities of Seller or its Affiliates under this Agreement, the Ancillary Documents and the Confidential Disclosure Agreement or from the consummation of the Transactions. Section 1.5. Assignment of Assigned Contracts. (a) Schedule 1.5(a) sets forth, with respect to each Contract of Seller, the amount required to be paid with respect to each Contract to cure all monetary defaults under such Contract to the extent required by Section 365(b) and otherwise satisfy all requirements imposed by Sections 365(b) and (d) of the Bankruptcy Code (the actual amount of such costs with respect to the Assigned Contracts, the “Cure Costs”). Prior to the Sale Hearing, Seller shall notify non-Seller counterparties to such Assigned Contracts listed on Schedule 1.1(c) as of the date hereof of the deadline to object to the Cure Costs, if any, and the Bankruptcy Court shall have determined the Cure Costs with respect to any Assigned Contract entered into prior to the Petition Date. Notwithstanding the foregoing, prior to the Designation Deadline, Purchaser may identify any Contract that Purchaser desires to have included as, or excluded from being, an Assigned Contract in accordance with Section 1.5(e). (b) To the maximum extent permitted by the Bankruptcy Code and subject to the other provisions of this Section 1.5 (including the Cure Costs Cap), on the Closing Date, Seller shall assign the Assigned Contracts pursuant to Section 365 of the Bankruptcy Code and the Sale Order, subject to the provision of adequate assurance by Purchaser as may be required under Section 365 of the Bankruptcy Code and payment by Purchaser of the Cure Costs, in respect of the Assigned Contracts. (c) To the maximum extent permitted by the Bankruptcy Code and subject to the other provisions of this Section 1.5, Seller shall assume and transfer and assign all of the Acquired Assets to Purchaser and Purchaser shall assume all of the Acquired Assets from Seller, as of the Closing Date, pursuant to Sections 363 and 365 of the Bankruptcy Code. Notwithstanding any other provision of this Agreement or in any Ancillary Document to the contrary, this Agreement shall not constitute an agreement to assign any asset or any right thereunder if an attempted assignment without the consent of a third party, which consent has not been obtained prior to the Closing (after giving effect to the Sale Order and the Bankruptcy Code), would constitute a breach or in any way adversely affect the rights of Purchaser or Seller thereunder.

7 (d) Notwithstanding anything in this Agreement to the contrary, to the extent that the sale, transfer, assignment, conveyance or delivery or attempted sale, transfer, assignment, conveyance or delivery to Purchaser of any asset that would be an Acquired Asset or any claim or right or any benefit arising thereunder or resulting therefrom is prohibited by any applicable Law or would require any consent from any Governmental Entity or any other third party and such consents shall not have been obtained prior to the Closing (after giving effect to the Sale Order and the Bankruptcy Code), the Closing shall proceed without any reduction in Purchase Price without the sale, transfer, assignment, conveyance or delivery of such asset unless there is a failure of one or more of the conditions set forth in ARTICLE VI; in which case, the Closing shall proceed only if each failed condition is waived by the party entitled to the benefit thereof. In the event that any failed condition is waived and the Closing proceeds without the transfer or assignment of any such asset, then following the Closing, Purchaser and Seller shall use its reasonable best efforts, subject to any approval of the Bankruptcy Court that may be required, and shall cooperate with the other party, to obtain such consent as promptly as practicable following the Closing. Pending the receipt of such consent, the parties shall, subject to any approval of the Bankruptcy Court that may be required, reasonably cooperate with each other to provide Purchaser with all of the benefits of use of such asset. Once consent for the sale, transfer, assignment, conveyance or delivery of any such asset not sold, transferred, assigned, conveyed or delivered at the Closing is obtained, Seller shall promptly transfer, assign, convey and deliver such asset to Purchaser. To the extent that any such asset cannot be transferred or the full benefits or use of any such asset cannot be provided to Purchaser, then as promptly as practicable following the Closing, Purchaser and Seller shall enter into such arrangements (including subleasing, sublicensing or subcontracting), and shall reasonably cooperate with each other to provide Purchaser with all of the benefits of use of such asset. Seller shall hold in trust for, and pay to Purchaser, promptly upon receipt thereof, all income, proceeds and other monies received by Seller derived from their use of any asset that would be an Acquired Asset in connection with the arrangements under this Section 1.5(d). The parties agree to treat any asset the benefits of which are transferred pursuant to this Section 1.5(d) as having been sold to Purchaser for Tax purposes to the extent permitted by Law. Seller and Purchaser agree to notify the other promptly in writing if it determines that such treatment (to the extent consistent with the relevant arrangement agreed to by Seller and Purchaser pursuant to this Section 1.5(d)) is not permitted for Tax purposes under applicable Law. Where such treatment is not so permitted, and subject to the terms of any relevant arrangement agreed to by Seller and Purchaser pursuant to this Section 1.5(d) (and without duplication of any such Taxes economically borne by Purchaser or any of its Affiliates pursuant thereto), Purchaser shall indemnify and hold harmless Seller for any Taxes imposed on Seller or any of its Affiliates with respect to any such Acquired Asset for any Post-Closing Tax Period (determined on a “with and without” basis). (e) Notwithstanding anything in this Agreement to the contrary, Purchaser may, in its sole and absolute discretion, amend or revise Schedule 1.1(c) setting forth the Assigned Contracts, in order to add any Contract to, or eliminate any Contract from, such schedule at any time during the period commencing from the date hereof and ending two (2) Business Days before the commencement of the Auction (or if no Auction occurs, the date that is two (2) Business Days before the commencement of the Sale Hearing) (the “Designation Deadline”). Automatically upon the addition of any Contract to Schedule 1.1(c), it shall be an Assigned Contract for all purposes of this Agreement. If Purchaser adds one or more Contracts to Schedule 1.1(c) after the date hereof and Seller has not previously notified the non- Seller counterparties to such Contracts pursuant to Section 1.5(a) (such Contracts, the “Additional Assigned Contracts”), Seller shall file any supplemental motion required to assume and assign such Additional Assigned Contracts and shall provide such supplemental notice as is required, and the hearing with respect to the assumption and assignment of such Additional Assigned Contracts may occur after the Sale Hearing. Automatically upon the removal of any Contract from Schedule 1.1(c), such Contract shall be an Excluded Asset (and for the avoidance of doubt shall cease to be an Assigned Contract) for all purposes of this Agreement, and no Liabilities arising thereunder shall be assumed or borne by Purchaser.

8 Section 1.6. Purchase Price; Deposit Funds. (a) In consideration for the Acquired Assets, Purchaser shall, in addition to the assumption of the Assumed Liabilities by Purchaser, pay the following amounts (the “Purchase Price”): (i) Closing Consideration. (x) $40,000,000 in cash, minus (y) the Cure Costs Deduction (the “Closing Consideration”), net of any Deposit Funds paid to Seller at the Closing pursuant to Section 1.6(b)(i), which Closing Consideration shall be paid to Seller at the Closing. If the Closing shall occur, at the Closing, Purchaser and Seller shall provide joint written instructions, executed by their respective authorized representatives under the Escrow Agreement, to the Escrow Agent that instruct the Escrow Agent to release the Deposit Funds to Seller on the Closing Date. The Deposit Funds received by Seller shall be applied at the Closing toward the payment of the Closing Consideration portion of the Purchase Price. (ii) Contingent Consideration. (A) Subject to this Section 1.6(a)(ii), in addition to the Closing Consideration, if any of the following events (each, a “Milestone Event,” the Milestone Event set forth in row (1) of the table below, the “FDA Accelerated Approval Milestone,” and the Milestone Event set forth in row (2) of the table below, the “FDA Full Approval Milestone”) is achieved or occurs, Purchaser shall pay, or cause to be paid, to Seller the amount indicated in such table corresponding to such Milestone Event (each such payment, a “Milestone Payment” and, collectively, the “Milestone Payments”), subject to reduction as set forth below and Purchaser’s right to set off as set forth in Section 1.6(a)(ii)(E) and Section 7.2(d). Milestone Event Milestone Payment Row 1 FDA Accelerated Approval of the Product with a label that includes both the Surgical Indication and the Bleeding Indication. $30,000,000 Row 2 FDA Full Approval of the Product with a label that includes both the Surgical Indication and the Bleeding Indication. $30,000,000 (1) In the event that the FDA Accelerated Approval Milestone is achieved prior to August 1, 2024, then the amount of the Milestone Payment with respect to the achievement of the FDA Accelerated Approval Milestone (the “FDA Accelerated Approval Milestone Payment”) shall be $30,000,000. In the event that the FDA Accelerated Approval Milestone is achieved between August 1, 2024 and July 1, 2027, inclusive, then the FDA Accelerated Approval Milestone Payment payable by Purchaser to Seller shall be reduced by $833,333.33 on the first day of each month during the period from August 1, 2024 through the date of achievement of the FDA Accelerated Approval Milestone. In the event that the FDA Accelerated Approval Milestone is achieved on or after July 1, 2027, no amounts shall be payable with respect to the FDA Accelerated Approval Milestone.

9 (2) If not previously achieved, the FDA Accelerated Approval Milestone shall be deemed to be achieved immediately upon achievement of the FDA Full Approval Milestone, and the FDA Accelerated Approval Milestone Payment in such instance shall be as set forth in Section 1.6(a)(ii)(A)(1). (3) In the event that the FDA Accelerated Approval Milestone is achieved (or is deemed to be achieved) on or prior to August 1, 2027, then the Milestone Payment payable upon achievement of the FDA Full Approval Milestone (the “FDA Full Approval Milestone Payment”) shall be $30,000,000. In the event that the FDA Accelerated Approval Milestone is achieved (or is deemed to be achieved) between August 1, 2027 and July 1, 2030, inclusive, then the FDA Full Approval Milestone Payment payable by Purchaser to Seller shall be reduced by $833,333.33 on the first day of each month during the period from August 1, 2027 through the date of achievement (or deemed achievement) of the FDA Accelerated Approval Milestone. In the event that the FDA Accelerated Approval Milestone is achieved (or is deemed to be achieved) on or after July 1, 2030, no amounts shall be payable with respect to the FDA Full Approval Milestone. (4) By way of example and not of limitation, if the FDA Full Approval Milestone is achieved on July 1, 2025 and the FDA Accelerated Approval Milestone had not separately been achieved prior to such date, then the FDA Accelerated Approval Milestone Payment would be $20,000,000 and FDA Full Approval Milestone Payment would be $30,000,000; if the FDA Full Approval Milestone is achieved on July 1, 2027 and the FDA Accelerated Approval Milestone had not separately been achieved prior to such date, then no amount would be payable for the FDA Accelerated Approval Milestone and the FDA Full Approval Milestone Payment would be $30,000,000; and if the FDA Full Approval Milestone is achieved on July 1, 2028 and the FDA Accelerated Approval Milestone had not separately been achieved prior to such date, then no amount would be payable for the FDA Accelerated Approval Milestone and the FDA Full Approval Milestone Payment would be $20,000,000. (5) In the event that Seller issues a Cost Concern Notice pursuant to Section 1.6(a)(ii)(G), then notwithstanding any other provision of this Agreement to the contrary, the obligation to pay the applicable Milestone Payment shall not be deemed to have been triggered until such dispute is resolved in accordance with Section 1.6(a)(ii)(G). (6) For the avoidance of doubt, in no event will any Milestone Payment be payable more than once with respect to either Milestone Event, and the maximum total Milestone Payments payable hereunder shall equal $60,000,000. (B) Promptly (and, in any event, no later than fifteen (15) Business Days) following achievement of a Milestone Event, Purchaser shall notify Seller in writing of such achievement. Each Milestone Payment shall be paid promptly (and, in any event, no later than thirty (30) days after receipt by Purchaser of a written invoice from Seller requesting payment of the relevant Milestone Payment, including a reference to the Milestone Event, the amount requested to be paid and the bank account to which payment should be made). (C) From and after the Closing, Purchaser (either itself or through its Affiliates, licensees or sublicensees) shall use Diligent Efforts to achieve each of the Milestone Events.

10 (D) Solely for so long as at least one of the Milestone Payments may reasonably become payable in accordance herewith, Purchaser shall provide reasonable written updates (at least once annually following Closing) to Seller regarding the status of Purchaser’s efforts to attempt to achieve each Milestone Event. (E) In the event that the FDA requires, or otherwise conditions its approval upon, the conduct of any Additional Approval Requirements in order to obtain the Regulatory Authorization contemplated by the FDA Accelerated Approval Milestone or the FDA Full Approval Milestone, then Purchaser shall have the right to set off 100% of all out-of-pocket fees, charges, expenditures, expenses, costs and other payments reasonably incurred or that will be (or that Purchaser estimates in its reasonable discretion to be) reasonably incurred by Purchaser or any of its Affiliates with respect to the Additional Approval Requirements (“AAR Costs”) against the Milestone Payments payable hereunder. The exercise of such right of setoff by Purchaser in good faith, whether or not ultimately determined to be justified, will not constitute an event of default hereunder. Neither the exercise of nor the failure to exercise such right of setoff will, in and of itself, constitute an election of remedies or limit any Purchaser Indemnified Party in any manner in the enforcement of any remedies that may be available to it. In the event Purchaser exercises such right of setoff, Purchaser and Seller shall cooperate to draft adequate supporting documents, where needed, including invoices or credit/debit notes. (F) Concurrent with Purchaser’s notice of each Milestone Event provided to Seller pursuant to Section 1.6(a)(ii)(B), Purchaser shall provide Seller with a reasonably detailed calculation (to the extent then known) of Purchaser’s AAR Costs with respect to such Milestone Event (“AAR Cost Calculation”). If Purchaser fails to provide such AAR Cost Calculation within twenty (20) Business Days of such notice submitted by Purchaser pursuant to Section 1.6(a)(ii)(B) for such Milestone Event, then Seller shall provide Purchaser written notice of such failure, and thereafter Purchaser shall have an additional five (5) Business Days from Purchaser’s receipt of such notice from Seller to deliver such AAR Cost Calculation to Seller. Thereafter, in the event that Purchaser fails to deliver the AAR Cost Calculation to Seller prior to expiration of such additional five (5)-Business Day period, then Purchaser shall not be permitted to setoff such AAR Costs (that would otherwise have been included within such AAR Cost Calculation) from the corresponding Milestone Payment for such Milestone Event. Upon the reasonable written request of Seller, Purchaser shall make available to Seller reasonable supporting documentation with respect to the AAR Cost Calculation set forth therein within ten (10) Business Days of such request. For the avoidance of doubt, Purchaser's failure to include AAR Costs in the AAR Cost Calculation for the first Milestone Event achieved by Purchaser will not limit in any way Purchaser's right to include such AAR Costs in the AAR Cost Calculation with respect to the second Milestone Event. (G) If Seller reasonably believes that Purchaser’s AAR Cost Calculation is overstated as compared to the AAR Costs actually or estimated in Purchaser’s reasonable discretion to be incurred based on Purchaser’s supporting documentation (the “Documented AAR Costs”), Seller may give written notice to Purchaser to that effect within thirty (30) days of such AAR Cost Calculation hereunder (“Cost Concern Notice”). In the event Seller fails to deliver the Cost Concern Notice within such thirty (30) day period, Seller shall be deemed to have accepted the amount of the AAR Cost Calculation identified by Purchaser and shall thus waive any further objections to such AAR Cost Calculation. If Seller timely delivers the Cost Concern Notice to Seller, the parties shall discuss in good faith to resolve Seller’s concerns. If the parties are unable to resolve the dispute within fifteen (15) days (or such other period as may be mutually agreed by the parties in writing) after Seller has delivered the Cost Concern Notice to Purchaser, either party may submit such dispute in writing to the Financial Officers for resolution,

11 specifying the nature thereof with sufficient specificity to permit adequate consideration by such Financial Officers. The Financial Officers shall diligently and in good faith attempt to resolve the referred dispute within a ten (10) Business Day period (or such other period as may be mutually agreed by the parties in writing). Any final decision mutually agreed to by the Financial Officers in writing shall be conclusive and binding on the parties. In the event the Financial Officers are unable to resolve any such dispute within such ten (10) Business Day period (or such other period as may be mutually agreed by the parties in writing), the parties shall jointly engage the Independent Accountant to examine the books and records of Purchaser as may be reasonably necessary to determine or verify the AAR Cost Calculation. The Independent Accountant shall conduct such examination, and Purchaser shall make its employees and books and records reasonably available for such purpose, during normal business hours at the facilities where such books and records are maintained. Purchaser may require the Independent Accountant to sign a reasonably acceptable non-disclosure agreement before providing the Independent Accountant with access to Purchaser’s or its Affiliates’ facilities or records. The Independent Accountant will prepare and provide to each party a written report as soon as reasonably practicable. Seller shall be responsible for all the fees and expenses charged by the Independent Accountant for purposes of this Section 1.6(a)(ii)(G), unless such audit reveals that the amount of the AAR Cost Calculation was at least 10% higher than the Documented AAR Costs incurred and estimated to be incurred as identified by Purchaser, in which case Purchaser will be responsible for all the fees and expenses charged by the Independent Accountant for purposes of this Section 1.6(a)(ii)(G). If the Documented AAR Costs are finally determined by the Independent Accountant to be less than the AAR Cost Calculation (the “Final Documented AAR Costs”), then, Purchaser shall promptly update the AAR Cost Calculation previously provided to Seller to reflect the Final Documented AAR Costs and Seller shall issue an invoice thereon and Purchaser make such Milestone Payment (with offset for such Final Documented AAR Costs) in accordance with Section 1.6(a)(ii)(B) and Section 1.6(a)(ii)(E). To the extent Purchaser exercised such setoff right with respect to a given Milestone Payment and the portion of the actual AAR Costs Purchaser incurred with respect to such Milestone Event (the “Actual Costs”) that correspond to the estimated costs within the final and binding AAR Cost Calculation or Final Documented AAR Cost schedule for such Milestone Event (the “Estimated Costs”) are less than such Estimated Costs (such excess Estimated Costs, the “Excess Setoff Costs”), then provided such Excess Setoff Costs are in excess of $10,000, Purchaser shall notify and coordinate with Seller to provide Seller with a cash true-up in the amount of such Excess Setoff Costs. The foregoing true-up shall only apply with respect to Actual Costs that are incurred within twelve (12) months of the date of Purchaser’s payment of the applicable Milestone Payment to which such Excess Setoff Costs relate. (H) All Milestone Payments shall be (i) made in United States dollars by wire transfer of immediately available funds to an account designated by Seller and (ii) unless otherwise required by applicable Law, treated as adjustments to the Purchase Price for all Tax purposes. The right of Seller to receive the Milestone Payments, if and when such Milestone Payments become due and payable, (i) does not give Seller dividend rights, voting rights, liquidation rights, preemptive rights or other rights of holders of equity of Purchaser following the Closing; (ii) shall not be evidenced by a certificate or other instrument; (iii) shall be freely transferable or distributable by Seller, on written notice to Purchaser; and (iv) does not represent any right other than the right of Seller (or its successors or assigns) to receive, and to enforce, the Milestone Payments in accordance with this Section 1.6(a)(ii)(F). If Seller transfers or assigns its right to receive the Milestone Payments to a third party, all of Purchaser’s obligations pursuant to Section 1.6(a)(ii)(D) shall immediately cease, effective upon such transfer or assignment. For the avoidance of doubt, any assignment of the right of Seller to receive the Milestone Payments to a third party covers only money due or to become due pursuant to this Agreement.

12 (b) Within three (3) Business Days following the execution of this Agreement, subject to the execution of the escrow agreement substantially in the form attached hereto as Exhibit F (the “Escrow Agreement”), with Acquiom Clearinghouse LLC (the “Escrow Agent”), Purchaser shall deposit into escrow with the Escrow Agent an amount equal to $4,000,000 (such amount, together with all interest and other earnings accrued thereon, the “Deposit Funds”), by wire transfer of immediately available funds pursuant to the terms of the Escrow Agreement. The Deposit Funds shall be released by the Escrow Agent and delivered to either (x) Purchaser or (y) Seller, as follows: (i) if the Closing shall occur, the Deposit Funds shall be applied towards the portion of the Purchase Price payable by Purchaser to Seller pursuant to Section 1.6(a)(i) and in such case, the Deposit Funds shall be released to Seller within three (3) Business Days following the Closing; (ii) if this Agreement is terminated by Seller (A) pursuant to Section 8.1(b)(iii) or (B) pursuant to Section 8.1(a) in any circumstance where Purchaser is not entitled to terminate pursuant to Section 8.1(a) because the failure of the Closing to occur results from the material breach by Purchaser of its obligations under Section 5.3 required to be performed by it at or prior to the Closing, in each case unless at the time of such termination Purchaser would have been entitled to terminate this Agreement, then the Deposit Funds shall be released to Seller within five (5) Business Days following such termination; or (iii) if this Agreement is terminated other than in a manner provided by Section 1.6(b)(ii), in addition to Purchaser’s rights pursuant to Section 8.2(b) and Section 8.2(c), the Deposit Funds shall be released to Purchaser within five (5) Business Days after such termination. Section 1.7. Withholding. Notwithstanding anything to the contrary in this Agreement, Purchaser shall be entitled to deduct and withhold from any consideration payable hereunder such amounts as are required to be deducted and withheld with respect thereto under the Code or any other Tax Law, provided that, absent a change in applicable Law after the date hereof, no amounts shall be deducted or withheld under the Tax Laws of Italy. To the extent that amounts are so deducted and withheld, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Notwithstanding the foregoing, Purchaser shall: (i) consult with Seller in good faith prior to withholding any amounts payable to Seller, (ii) promptly, and in any event no later than five (5) Business Days prior to the date of the applicable payment, notify Seller in writing if Purchaser determines that any withholding or deduction is required under the Code or any applicable Law with respect to any portion of payment to Seller, (iii) provide Seller with reasonable opportunity to provide such forms or other evidence that would eliminate or reduce any such required deduction or withholding, and (iv) if a change in applicable Law requires amounts to be deducted or withheld under the Tax Laws of Italy, use commercially reasonable efforts to reduce or eliminate such required deduction or withholding, including by establishing eligibility for a reduced withholding rate under the Tax treaty between the United States and Italy. Section 1.8. Purchase Price Allocation. The parties agree to allocate for Tax purposes (and, as applicable, to cause their respective Affiliates to allocate for Tax purposes) the Purchase Price and any other amounts treated as additional consideration for Tax purposes among the Acquired Assets in accordance with the following procedures and, to the extent applicable, in accordance with Section 1060 of the Code and the Treasury Regulations promulgated thereunder. Within ninety (90) days after the Closing Date, Purchaser shall deliver to Seller a proposed allocation of the Purchase Price, the Assumed Liabilities (to the extent properly taken into account for income Tax purposes) and any other amounts treated as additional consideration for income Tax purposes as of the Closing Date (the “Allocation”). If Seller notifies Purchaser in writing of any reasonable objections to one or more items reflected in the Allocation within thirty (30) days after Purchaser’s delivery thereof, Seller and Purchaser shall negotiate in good faith to resolve such

13 dispute. If Purchaser and Seller cannot resolve such dispute within twenty (20) days after Seller notifies Purchaser of such objections, such dispute shall be promptly resolved by the Independent Accountant. The fees and expenses of the Independent Accountant shall be borne equally by Seller and Purchaser. The Allocation (including as finally determined by the Independent Accountant) shall be final and binding on the parties, and each of the parties (a) shall (and shall cause its Affiliates to) prepare and file all Tax Returns (and Internal Revenue Service Forms 8594) in a manner consistent with the Allocation and (b) shall not (and shall cause its Affiliates not to) take any position on any Tax Return or in connection with any Tax proceeding inconsistent with the Allocation, in each case, except to the extent otherwise required by a “determination” within the meaning of Section 1313(a) of the Code (or any analogous provision of applicable state, local or non-U.S. Law). ARTICLE II THE CLOSING Section 2.1. Closing. Upon the terms and subject to the conditions hereof, the closing of the sale of the Acquired Assets and the assumption of the Assumed Liabilities contemplated hereby (the “Closing”) shall take place remotely by exchange of documents and signatures via email or other manner as may be mutually agreed upon by Purchaser and Seller, at 10:00 a.m. Eastern Time as soon as possible (and in any event within two (2) Business Days) after the conditions set forth in ARTICLE VI have been satisfied or (if permissible) waived (except for such conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or (if permissible) waiver thereof at the Closing), or at such time, date and place as the parties may mutually agree (the date of the Closing being herein referred to as the “Closing Date”). For financial, accounting and economic purposes, including risk of loss, and for all other purposes under this Agreement, upon the occurrence of the Closing, the Closing shall be deemed to have occurred at 12:01 a.m. Eastern Time, on the Closing Date. Section 2.2. Deliveries at the Closing. (a) At the Closing, Seller shall deliver to Purchaser: (i) a duly executed bill of sale and assignment and assumption agreement substantially in the form of Exhibit A (the “Bill of Sale & Assignment and Assumption Agreement”), transferring the Acquired Assets and Assumed Liabilities to Purchaser (or its designated Affiliate or Affiliates); (ii) the Acquired Assets; provided, that with respect to tangible Acquired Assets, delivery shall, unless the parties otherwise mutually agree, be as set forth in Schedule 2.2(a)(ii); (iii) duly executed assignments of Seller Intellectual Property, including the Seller Registered Intellectual Property, substantially in the forms of Exhibit B (the “Intellectual Property Assignment Agreements”); (iv) a duly executed and properly completed IRS Form W-9 or other certification meeting the requirements of Treasury Regulation section 1.1445-2(b); (v) the certificates described in Section 6.3(f); (vi) a copy of the Sale Order entered by the Bankruptcy Court;

14 (vii) a duly executed transition services agreement to be entered into between Seller and Purchaser (or its designated Affiliate or Affiliates) substantially in the form of Exhibit G (the “Transition Services Agreement”); (viii) the Closing Inventory Schedule; and (ix) such other instruments of sale, transfer and conveyance consistent with the terms and provisions of this Agreement as Purchaser may reasonably request in writing no later than three (3) Business Days prior to the Closing Date in order to give effect to the Acquisition. (b) At the Closing, Purchaser shall deliver to Seller: (i) the Closing Consideration (including any portion of the Purchase Price to be paid by release of the Deposit Funds to Seller) by wire transfer of immediately available funds to an account or accounts designated by Seller; (ii) the Intellectual Property Assignment Agreements, duly executed by Purchaser (or its designated Affiliate or Affiliates); (iii) the certificate(s) described in Section 6.2(d); (iv) the Bill of Sale & Assignment and Assumption Agreement, duly executed by Purchaser (or its designated Affiliate or Affiliates); (v) the Transition Services Agreement, duly executed by Purchaser; (vi) evidence of the payment, satisfaction, compromise or waiver of all Cure Costs to the applicable Assigned Contract counterparties; and (vii) such other instruments of sale, transfer and conveyance consistent with the terms and provisions of this Agreement as Seller may reasonably request in writing no later than three (3) Business Days prior to the Closing Date in order to give effect to the Acquisition. (c) At the Closing, Seller and Purchaser shall deliver to the Escrow Agent, the joint written instructions contemplated by Section 1.6(b)(i), duly executed by Seller and Purchaser. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER Seller represents and warrants to Purchaser, as of the date hereof and as of the Closing, as follows: Section 3.1. Qualification, Organization, Subsidiaries. Seller is a legal entity duly organized, validly existing and in good standing under the Laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, subject to the provisions of the Bankruptcy Code. Seller is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept) as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Seller has made available to Purchaser a complete and accurate copy of the

15 organizational documents of Seller as in effect on the date hereof. Seller is not in violation of any of the provisions of its certificate of incorporation or bylaws. Seller does not have any Subsidiaries. Section 3.2. Authority of Seller. Seller has all requisite corporate power and authority to execute and deliver and, subject to the entry and effectiveness of the Bidding Procedures Order and Sale Order, to perform its obligations under this Agreement and each of the Ancillary Documents to which Seller is a party. The execution, delivery and performance of this Agreement and such Ancillary Documents by Seller and the consummation of the Transactions have been duly and validly authorized and approved by all requisite corporate action of Seller, and no other corporate proceedings (pursuant to Seller’s organizational documents or otherwise) on the part of Seller is necessary to authorize the consummation of, and to consummate, the Transactions. Subject to the entry and effectiveness of the Bidding Procedures Order and Sale Order, this Agreement and each such Ancillary Document have been duly and validly executed and delivered by Seller, and, assuming the due authorization, execution and delivery of this Agreement and each such Ancillary Document by Purchaser, as applicable, constitute a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms. Section 3.3. Consents and Approvals. No consent, approval, permit or authorization of, or declaration, filing or registration with, any Governmental Entity is necessary or required to be made or obtained by Seller or its Affiliates in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents to which Seller is a party and the consummation of the Transactions, except in connection with or compliance with any applicable requirements of the Chapter 11 Case. Section 3.4. No Violations. Except as described in Section 3.4 of the Seller Disclosure Schedule, neither the execution, delivery or performance of this Agreement and the Ancillary Documents by Seller nor the consummation by Seller of the Transactions will (a) conflict with or result in any violation or breach of any provisions of the certificate of incorporation, bylaws or other organizational documents of Seller, (b) with or without notice or lapse of time or both, conflict with or result in any breach or violation of or constitute a default or change of control under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under any Contract to which Seller is a party or by or to which any of its properties, rights or assets are bound or subject, (c) conflict with or violate any Order or Law applicable to Seller, the Business or the Acquired Assets or (d) result in the creation or imposition of any Encumbrance on any Acquired Asset other than (i) with respect to the execution and delivery of this Agreement, Permitted Pre-Closing Encumbrances and (ii) with respect to the execution and delivery of the Ancillary Documents and with respect to the performance of this Agreement and the Ancillary Documents and the consummation of the Transactions, the Permitted Post-Closing Encumbrances, except in the case of the foregoing clauses (b) and (c), for breaches, violations, defaults or terminations that (y) would not reasonably be expected to be material to the Acquired Assets or the Business or (z) are excused by or unenforceable as a result of the entry or effectiveness of the Sale Order. Section 3.5. Financial Statements; Books and Records. (a) The financial statements (including all related notes and schedules) of Seller included or incorporated by reference in Seller SEC Documents (the “Financial Statements”) when filed, complied in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and fairly present in all material respects the consolidated financial position of Seller, as at the respective dates thereof, and the results of its operations and its cash flows for the respective periods then ended (subject, in the case of the unaudited quarterly financial statements, to normal year-end audit adjustments that are not material and the absence of notes) in conformity with GAAP, applied on a consistent basis during the periods involved (except as indicated in

16 the notes thereto including, in the case of the unaudited quarterly financial statements, for normal and recurring year-end adjustments that are not material and for the absence of notes). (b) Seller has established and maintains, and at all times since January 1, 2019 has maintained, disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and which includes policies and procedures that: (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Seller, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of Seller and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of Seller that could have a material effect on the financial statements. Since January 1, 2019, Seller’s principal executive officer and its principal financial officer have disclosed to Seller’s auditors and the audit committee of Seller’s Board of Directors (which disclosure (if any) and significant facts learned during the preparation of such disclosure have been made available to Purchaser prior to the date hereof) (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees and (iii) any claim or allegation regarding any of the foregoing. Since January 1, 2019, Seller has not received any material, unresolved, complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Seller or its internal accounting controls. (c) The Books and Records maintained with respect to the Business and used in the preparation of the Financial Statements accurately and fairly reflect, in all material respects, the transactions and the assets and Liabilities of Seller with respect to the Business. Section 3.6. Title to Property; Sufficiency of Assets. (a) Seller has good, valid, and marketable title to, a valid leasehold interest in or all rights to use, all of the Acquired Assets, free and clear of all Encumbrances other than Permitted Pre- Closing Encumbrances. In furtherance and not in limitation of the foregoing, Seller exclusively owns (or at Closing will exclusively own) all right, title and interest in and to the Trial Data Package (as defined in that certain Co-Development Agreement dated January 9, 2020 between Seller and SFJ Pharmaceuticals X Limited), free and clear of all Encumbrances. Upon the entry and effectiveness of the Sale Order, Seller will have the power and right to sell, assign, transfer, convey and deliver, as the case may be, to Purchaser the Acquired Assets, and at the Closing, Seller will sell, assign, transfer, convey and deliver to Purchaser good, valid and marketable title to, or, in the case of personal property leased by Seller, a valid leasehold interest in, or all rights to use, the Acquired Assets, free and clear of all Encumbrances other than Permitted Post-Closing Encumbrances. (b) The Acquired Assets (x) constitute all of the assets, rights and properties Primarily Related to the Product or the Business and (y) are sufficient to conduct the Business in all material respects as it is currently conducted and as proposed to be conducted. Section 3.7. Absence of Certain Changes. (a) Except as set forth on Section 3.7 of the Seller Disclosure Schedule, since June 30, 2022, (i) the Business has been conducted in all material respects in the Ordinary Course of Business, except

17 for the filing of the Chapter 11 Case, and (ii) Seller has not taken any action that, if taken after the date hereof, would constitute a breach of, or require the consent of Purchaser under, Section 5.1. (b) Since June 30, 2022, except for the consequences arising from the filing of the Chapter 11 Case, there has not occurred any Effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (c) Since June 30, 2022, Seller has not sold or transferred any portion of its assets or property that would be material to the Business as a whole, except for sales of inventory and transfers of cash in payment of trade payables in the Ordinary Course of Business. Section 3.8. Brokers or Finders. Other than as set forth on Section 3.8 of the Seller Disclosure Schedule, Seller has not employed or engaged any investment banker, broker or finder who is entitled to any fee or any commission in connection with this Agreement, the Ancillary Documents or the Transactions. Section 3.9. Litigation. Except as set forth in Section 3.9 of the Seller Disclosure Schedule, there are no Actions pending or, to the Knowledge of Seller, threatened against Seller or relating to the Business or the Acquired Assets by or before, and there are no orders, judgments or decrees of or settlement agreements with, any Governmental Entity. Section 3.10. Intellectual Property. (a) (1) Section 3.10(a)(1) of the Seller Disclosure Schedule sets forth a true, accurate, and complete list, as of the date hereof, of all Patents owned by Seller and included in the Seller Intellectual Property, (2) Section 3.10(a)(2) of the Seller Disclosure Schedule sets forth a true, accurate, and complete list, as of the date hereof, of all Patents exclusively licensed to Seller and included in the Seller Intellectual Property, (3) Section 3.10(a)(3) of the Seller Disclosure Schedule sets forth a true, accurate, and complete list, as of the date hereof, of all registered and material unregistered Trademarks and Copyrights owned by, or exclusively licensed to Seller and included in the Seller Intellectual Property, and (4) Section 3.10(a)(4) of the Seller Disclosure Schedule sets forth a true, accurate, and complete list, as of the date hereof, of all material Internet Properties owned by, or exclusively licensed to Seller and included in the Seller Intellectual Property, in each case ((1), (2) and (3)) including the jurisdiction in which each item has been registered or filed, application or serial number or similar identifier, the filing date, the applicable issuance, registration or grant date, and with respect to the foregoing Seller Intellectual Property that is exclusively licensed to Seller, the applicable Contract pursuant to which such license to Seller is granted. Without limiting the generality of the foregoing: (i) No Trademark (whether registered or unregistered) or trade name used by Seller in connection with the Product or the conduct of the Business conflicts or interferes with any Trademark (whether registered or unregistered) or trade name owned, used or applied for by any Third Party. (ii) All necessary filing, examination, registration, maintenance, annuity and renewal fees due or actions required (including proofs and working or use) in connection with the Seller Registered Intellectual Property listed or required to be listed on Section 3.10(a) of the Seller Disclosure Schedule and having a due date on or before the date hereof have been paid or taken, as the case may be, and except as set forth in Section 3.10(a)(ii) of the Seller Disclosure Schedule, none of the Seller Registered Intellectual Property is subject to any filing, examination, registration, maintenance, annuity and renewal fees falling due or actions required (including proofs of working or use) within six (6) months after Closing.

18 (iii) Seller has complied in all material respects with all applicable Law in filing and prosecuting each item of the Seller Intellectual Property owned or licensed by Seller and all filings, payments and other actions required to be made or taken to maintain each item thereof in full force and effect have been made by the applicable deadline. (iv) No interference, opposition, reissue, reexamination or other Action of any nature is or has been pending or, to Knowledge of the Seller, threatened, in which the scope, validity or enforceability of any Seller Intellectual Property is being, has been or could reasonably be expected to be contested or challenged. (v) All necessary documents, recordations and certificates necessary to establish, secure and perfect the rights of Seller in the Seller Intellectual Property have been validly executed, delivered and to the extent applicable, filed in a timely manner with the relevant Governmental Entity in all applicable jurisdictions for the purposes of maintaining rights to such Seller Intellectual Property. (b) Seller exclusively owns, or has exclusively licensed from the applicable third party with the right to sublicense, all right, title and interest in and to all Seller Intellectual Property, including all Seller Registered Intellectual Property, free and clear of any Encumbrances, except for Permitted Pre- Closing Encumbrances. Following the Closing, Purchaser will exclusively own, or have an exclusive license from the applicable third party with the right to sublicense, all right, title and interest in and to all Seller Intellectual Property, including all Seller Registered Intellectual Property, free and clear of any Encumbrances, except for Permitted Post-Closing Encumbrances. Without limiting the generality of the foregoing, all Seller Intellectual Property is fully exercisable, transferable, alienable and licensable and sublicensable by Seller, and following the Closing, will be fully exercisable, transferable, alienable and licensable and sublicensable by Purchaser without restriction and without payment of any kind to any third party. No Seller Intellectual Property is or was subject to any Action, Order, or settlement agreement that restricts in any material respect the exercise, use, provision, transfer, assignment or licensing and sublicensing thereof, as the case may be, by Seller or that may affect the exercise, validity, ownership, use, enforceability, or defense of any Seller Intellectual Property. Each item of Seller Registered Intellectual Property is subsisting, and to the Knowledge of Seller, not unenforceable or invalid. (c) Seller is not a party to nor has Seller initiated or threatened any Action that challenges the legality, validity, enforceability, registration, use or ownership of a third party’s Intellectual Property. (d) Seller has not granted, conveyed, or transferred (and is not obligated to grant, convey, or transfer) to any Person and is not obligated to permit any Person to retain an ownership interest, including any joint ownership interest, or any exclusive rights in any Intellectual Property that is or was Seller Intellectual Property. (e) No Actions are pending or, to the Knowledge of Seller, threatened against Seller or any third party who may be entitled to be indemnified, defended, held harmless or reimbursed by Seller with respect to such Action, alleging that Seller or such third party is infringing, misappropriating, diluting or otherwise violating the Intellectual Property of any Person. Neither the operation of the Business, nor the Product or Exploitation thereof, (i) infringes, misappropriates, or violates (or has in the past infringed, misappropriated, or violated to the extent there is any current Liability therefor or a Liability is reasonably expected to arise) any Intellectual Property of any Person and (ii) following the Closing will (when conducted in substantially the same manner by Purchaser), infringe or misappropriate any Intellectual Property of any Person, in each case except as would not result in any material Liability to Seller. Seller has not received any written offer to license, charge, complaint, claim, demand, notice or other written

19 communication or notice from any Person that would reasonably be construed to be claiming that the operation of the Business, or the Product or Exploitation thereof, conflicts with, infringes, misappropriates, or violates any Intellectual Property of any Person or constitutes unfair competition or trade practices under the Laws of any jurisdiction. (f) Seller has not brought, or threatened in writing to bring, any Action against a third party alleging infringement or, misappropriation or violation of any Seller Intellectual Property. To the Knowledge of Seller, none of the Seller Intellectual Property have been or are being infringed, misappropriated or otherwise violated by any Person. (g) In each case in which Seller has engaged or hired an officer, employee, consultant or contractor (whether current or former) who has or had or does have access to Seller Intellectual Property, or who contributes or contributed to developing or creating any Seller Intellectual Property, Seller has entered into a written agreement with such Person regarding the protection of proprietary information and obtained a written assignment or transfer of (and waiver of such Person’s moral rights in) all such Intellectual Property to Seller or Seller otherwise is the owner of such Intellectual Property by operation of Law, including all right, title and interest therein. Seller has taken commercially reasonable actions to maintain and protect the confidentiality and trade secret status of all Know-How of Seller, or any third party, in its possession or used or held for use in the Business or Exploitation of the Product in any jurisdiction. To the Knowledge of Seller, there has been no unauthorized disclosure of any Know-How that constitutes Seller Intellectual Property. (h) (x) Section 3.10(h)(x) of the Seller Disclosure Schedule sets forth a true, accurate and complete list of all Contracts that grant Seller a license (including covenants not to sue), whether exclusive or non-exclusive, ownership rights, or other rights in or to (1) any Seller Intellectual Property or (2) any other Intellectual Property or technology (including any Software) owned by a third party that is material to the operation of the Business or Exploitation of the Product, other than Ordinary Course Licenses, and (y) Section 3.10(h)(y) of Seller Disclosure Schedule sets forth a true and complete list of all material Contracts to which Seller is a party under which Seller grants any third party a license or sublicense (including covenants not to sue), whether exclusive or non-exclusive, or other rights in or to any Seller Intellectual Property, other than non-material non-exclusive licenses or sublicenses pursuant to written agreements entered into in the Ordinary Course of Business (the foregoing ((x) and (y)), together with the Ordinary Course Licenses, the “IP Contracts”). (i) The consummation of the Transactions will not result in (i) a material breach, violation, modification, cancellation, termination, or suspension of any rights under the IP Contracts set forth on Schedule 1.1(c), (ii) the grant of (or requirement to grant) any material license, covenant not to assert, release, agreement not to enforce or prosecute, or other immunity to any Seller Intellectual Property (or any Intellectual Property of Purchaser) to any Person, or (iii) Purchaser being obligated to perform any material obligations for, or pay any material royalties, or other material amounts, to any third party in excess of those payable or performable by, or required to be offered by, any of them, respectively, in the absence of this Agreement or the Transactions. (j) All IP Contracts that are Assigned Contracts, set forth on Schedule 1.1(c) of the Seller Disclosure Schedule, are in full force and effect, and are fully transferable and assumable by Purchaser pursuant to the Transactions and shall remain in full force and effect and transferable and assumable following the Closing in accordance with their terms, and, as of immediately after the Closing, Purchaser will be entitled to exercise all of Seller’s rights under all IP Contracts to the same extent as prior to the Closing.

20 (k) Except as set forth on Section 3.10(k) of the Disclosure Schedule, Seller is not obligated to pay to any Person any royalties, fees, commissions or other amounts for the use by Seller of any Seller Intellectual Property, other than as provided in the Assigned Contracts. Section 3.11. Privacy and Data Protection. (a) Seller’s receipt, collection, maintenance, transmission, use, analysis, disclosure, storage and disposal of Protected Information and, to the Knowledge of Seller, any such activities performed by third parties on Seller’s behalf, has complied in all material respects with (i) applicable Information Privacy and Security Laws and (ii) all applicable policies and procedures (which meet or exceed applicable industry standards) adopted by Seller relating to Protected Information, including the Privacy Statements. Seller has executed Business Associate Agreements (as such agreements are defined in HIPAA) with any Business Associate (as defined in HIPAA), in compliance with HIPAA. Seller has obtained all consents and authorizations necessary to receive, access, use, disclose, and transfer to Purchaser the Protected Information in its possession or under its control in connection with the operation of the Business. Seller has complied in all material respects with its published privacy policies as in effect from time to time. (b) There has been no material data security breach or unauthorized access to, as the case may be, any of Seller’s material systems, networks or information technology that transmits or maintains Protected Information or other incidents involving the unauthorized access, acquisition, use or disclosure of any Protected Information, owned, used, maintained or controlled by Seller, including any such unauthorized access, acquisition, use or disclosure of Protected Information that would constitute a breach for which notification to individuals or Governmental Entities is required under any applicable Information Privacy and Security Laws or Contracts to which Seller is a party. Seller has not and, to the Knowledge of Seller, none of Seller’s vendors, suppliers and subcontractors, or Seller, have (i) suffered any breach that has resulted in any unauthorized access to, use of, disclosure of or other loss of any Protected Information, (ii) materially breached any Contracts with Seller relating to Protected Information or (iii) materially violated any Information Privacy and Security Laws. (c) Seller has implemented and maintained a written information security program reasonably designed to (i) identify and address internal and external risks to the security of any proprietary or confidential information in its possession, including Protected Information, (ii) implement administrative, technical and physical safeguards to control such risks and (iii) maintain notification procedures in compliance with applicable Information Privacy and Security Laws in the case of any applicable breach of security compromising data containing Protected Information. Seller has made available to Purchaser true and complete copies of all currently effective privacy policies under which Seller collects, uses or stores any Protected Information. (d) No Person has (i) provided a written notice or audit request to Seller, (ii) made any written claim against Seller or (iii) commenced any Action against Seller or, to the Knowledge of the Seller, any party acting on behalf of Seller, in each case, with respect to (A) any alleged violation of Information Privacy and Security Laws by Seller or any authorized third party acting on Seller’s behalf or (B) Seller’s privacy or data security practices, including any loss, damage or unauthorized access, acquisition, use, disclosure, modification or other misuse of any Protected Information maintained by or on behalf of Seller. No Person has provided a complaint (written or otherwise) to Seller, nor, to the Knowledge of Seller, to any third party, regarding the improper disclosure of Protected Health Information (as defined in HIPAA) by Seller. The execution, delivery, and performance of this Agreement will not cause, constitute, or result in a breach or violation of any contractual obligation of Seller relating to Protected Information.

21 (e) In connection with its collection, storage, transfer (including transfer across national borders) or use of any Protected Information, Seller is and has been in compliance in all material respects with all Information Privacy and Security Laws in relevant jurisdictions. Seller has commercially reasonable physical, technical, organizational and administrative security measures in place to protect all Protected Information collected by it or on its behalf from and against unauthorized access, use or disclosure in accordance with applicable Information Privacy and Security Law. Seller is and has been in compliance in all material respects with all Information Privacy and Security Laws relating to data loss, theft and breach of security notification obligations. All Protected Information included in the Acquired Assets is freely transferrable in accordance with Seller’s existing privacy policies and applicable Law, and no impediments to the sale, transfer, conveyance and assignment to Purchaser (or a Purchaser designee) at Closing exist. (f) Seller has maintained a cyber insurance policy that is adequate and suitable for the nature and volume of Protected Information processed by or on behalf of Seller in the conduct of the Business and is sufficient for compliance with all applicable Information Privacy and Security Laws and Contracts to which the Seller is a party or by which it is bound. Section 3.11(f) of the Seller Disclosure Schedules sets forth a complete and accurate list of all pending claims and the claims history for Seller under such cyber insurance policy. Seller has delivered or made available to Purchaser a true, complete, and correct copy of such cyber insurance policy. Section 3.12. Real Property Leases. (a) Seller does not own any real property. (b) Section 3.12(b) of the Seller Disclosure Schedule sets forth a complete and correct list, as of the date hereof, of each Contract pursuant to which Seller leases, subleases or occupies any real property (the “Leases”). Complete and correct copies of the Leases have been made available to Purchaser prior to the date hereof. Seller has not subleased, licensed or otherwise granted any Person the right to use or occupy any real property subject to a Lease or any material portion thereof. Each Lease is valid, binding and in full force and effect, and no uncured default of a material nature on the part of Seller or, to the Knowledge of Seller, the landlord thereunder exists with respect to any Lease. Seller has good and valid leasehold interest in or contractual right to use or occupy, subject to the terms of the applicable Lease, each real property subject to the Leases. Section 3.13. Material Contracts. (a) Section 3.13(a) of the Seller Disclosure Schedule contains a true, accurate and complete list (organized and labeled in a manner consistent with the categories set forth below) of each Contract (other than any Benefit Plan) described below in this Section 3.13(a) under which any of the Acquired Assets are bound or affected, or that are otherwise Primarily Related to the Product or the Business to which Seller is a party or has rights or by which it is bound in connection with the Business, Product or the Acquired Assets (all Contracts of the type described in this Section 3.13 being referred to herein as the “Material Contracts”): (i) each Contract that limits the freedom of Seller or any of its Affiliates to compete or engage in any line of business or geographic region or with any Person, sell, supply or distribute any product or service or that otherwise has the effect of restricting Seller or any of its Affiliates from the development, marketing or distribution of products and services, in each case, in any geographic area;

22 (ii) any Contract that creates or purports to create any partnership, joint venture, collaboration, strategic alliance, limited liability company agreement, sharing of profits or losses by Seller with any third party, or any similar Contract; (iii) (A) any Contract that relates to the acquisition, disposition or divestiture by Seller of any operating business or assets, or (B) any Contract that contains “earnout” or other contingent payment obligations that would reasonably be expected to result in the receipt or making by Seller of any future payments; (iv) each IP Contract (other than Ordinary Course Licenses); (v) any Contract (A) with a third party that imposes operational restrictions on the Business or with respect to the Product (or Exploitation thereof) or (B) with a Governmental Entity; (vi) each Contract not otherwise described in any other subsection of this Section 3.13(a) pursuant to which Seller is obligated to pay, or entitled to receive, payments in excess of $75,000 in the twelve (12)-month period following the date hereof; (vii) any Contract that obligates Seller to make any capital investment or capital expenditure outside the Ordinary Course of Business and in excess of $75,000; (viii) each Contract with any Material Supplier or that is otherwise material to Seller, the conduct of the Business, the Product or the Exploitation thereof; (ix) (A) each Contract that grants any option, right of first refusal, right of first offer or similar rights to any customer, vendor, supplier, distributor, contractor, collaborator or other Person, or (B) any Contract that otherwise limits the ability of Seller or any of its Affiliates to own, operate, sell, transfer, pledge or otherwise dispose of any material, or material amount of, businesses or assets; (x) any Contract (A) containing covenants restricting or purporting to restrict competition which, in either case, have, would have or purport to have the effect of prohibiting Seller from engaging in any business or activity in any geographic area or other jurisdiction; (B) in which Seller has granted “exclusivity” or that requires Seller to deal exclusively with, or grant exclusive rights or rights of first refusal to, any customer, vendor, supplier, distributor, contractor or other Person; (C) containing a “most-favored-nation,” best pricing or other similar term or provision by which another party to such Contract or any other Person is, or may become, entitled to any benefit, right or privilege which, under the terms of such Contract, must be at least as favorable to such party as those offered to another Person; or (D) containing any “non-solicitation” or “no-hire” provisions or covenants running in favor of another Person operating in the industry in which Seller or any of its Affiliates operates; (xi) any Contract for the purchase or sale of goods or services, materials, supplies or equipment that involved or is reasonably expected to involve the payment of more than $75,000; (xii) each Lease; (xiii) any Contract that if terminated, or if it expired without being renewed, would have a Material Adverse Effect;

23 (xiv) each Contract relating to outstanding Indebtedness (or commitments in respect thereof) of Seller (whether incurred, assumed, guaranteed or secured by any asset) in an amount in excess of $75,000; (xv) any Contract that relates to the research, development (including pre- clinical and clinical research and clinical trials), commercialization, distribution, marketing, supply or manufacturing of the Product, including any manufacturing or supply agreements (and associated quality agreements), sponsored research agreements, collaboration agreements, grant agreements, pharmacovigilance agreements, clinical study and clinical trial agreements, medical information agreements, any agreements with a contract research organization or other provider of clinical trial or related services (excluding non-disclosure agreements with any such contract research organization or other provider of clinical trial or related services), or any other agreement related to research, studies and tests conducted by or on behalf of Seller in connection with the Product or Business; (xvi) any power of attorney; and (xvii) any Contract under which any of the Acquired Assets are bound or affected, or that are otherwise Primarily Related to the Business, Product, Acquired Assets or Assumed Liabilities not otherwise described in any other subsection of this Section 3.13(a) that would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to Seller. (b) True, accurate and complete copies of each Material Contract and each Assigned Contract in effect as of the date hereof, including all material amendments, modifications and waivers relating thereto, have been made available to Purchaser prior to the date hereof. Seller is not in breach of or default under the terms of any Material Contract or any Assigned Contract. To the Knowledge of Seller, no other party to any Material Contract or Assigned Contract is in breach of or default under the terms of any such Contract and no event exists which upon notice or the passage of time, or both, would reasonably be expected to (i) give rise to any material default, in the performance by Seller, or, to the Knowledge of the Seller, by any other party under any of the Material Contracts or (ii) cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Each of the Material Contracts and the Assigned Contracts is a legal, valid, binding and enforceable obligation of Seller and, to the Knowledge of Seller, of each other party thereto, and is in full force and effect. Seller has not given any notice to any such Third Party that is a party to any Material Contract that it intends to terminate such Material Contract and has not received any notice from a third party stating that such third party intends to terminate any Material Contract or intends to submit to Seller any claim of breach with respect to the performance of Seller’s obligations under any such Material Contract. (c) Section 3.13(c) of the Seller Disclosure Schedule sets forth a true and complete list of each Material Contract and each other Assigned Contract, if any, for which consent is required to assign such Contract to Purchaser (or one or more of its designated Affiliates) (d) Section 3.13(d) of the Seller Disclosure Schedule sets forth a true and complete list of each Material Contract and each other Assigned Contract, if any, that is set to expire or terminate prior to Closing, or within six (6) months following Closing, and which would not automatically renew. Section 3.14. Compliance with Laws; Permits. (a) Seller is and has been in compliance in all material respects with and is not and has not been in default under or in violation of any Laws (including Environmental Laws), in each case, as applicable to the Acquired Assets, the Assumed Liabilities or the Business.

24 (b) Seller, with respect to operation of the Business and the ownership and use of the Acquired Assets, is and has been in possession of all Permits necessary for Seller to own, lease and use its their properties and assets or to carry on its businesses at the relevant time. All Permits are in full force and effect; no default (with or without notice, lapse of time or both) has occurred under any such Permit; and Seller has not received any written notice from any Governmental Entity threatening to suspend, revoke, withdraw or modify any such Permit. (c) Neither Seller nor, to the Knowledge of Seller, any other Person (including any of Seller’s Representatives) acting on behalf of Seller, has (i) taken any action in violation of any applicable Anti-Corruption Law, (ii) offered, authorized, provided or given any payment or thing of value to any Person for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another company or entity in the course of their business dealings with Seller, in order to unlawfully induce such Person to act against the interest of his or her employer or principal. (d) Seller is not and has not been, in any way relating to the Business, the Acquired Assets or the Assumed Liabilities, subject to any actual, pending, or, to the Knowledge of Seller, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary or mandatory disclosures to any Governmental Entity, involving Seller in any way relating to applicable Anti- Corruption Laws. Seller has established and maintains a compliance program and reasonable internal controls and procedures appropriate to the requirements of applicable Anti-Corruption Laws. (e) Seller is conducting and has conducted, in any way relating to the Business, the Acquired Assets or the Assumed Liabilities, its businesses in all material respects in accordance with United States economic sanctions Laws administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the Bureau of Industry and Security of the U.S. Department of Commerce (“BIS”) and all other applicable Import Restrictions and Export Controls in any countries in which Seller conducts business. Seller is maintaining and has maintained all records required to be maintained in Seller’s possession as required under the Import Restrictions and Export Controls. (f) Seller has not, in any way relating to the Business, the Acquired Assets or the Assumed Liabilities, sold, exported, reexported, transferred, diverted, or otherwise disposed of any products, or technology to any destination, entity, or Person prohibited by the Laws of the United States or any other country, without obtaining prior authorization from the competent Governmental Entities as required by those Laws. Seller has, in any way relating to the Business, the Acquired Assets or the Assumed Liabilities, complied in all material respects with all terms and conditions of any license issued or approved by the Directorate of Defense Trade Controls, BIS, or OFAC. Except pursuant to valid licenses, Seller has not released or disclosed controlled technical data or technology to any foreign national whether in the United States or abroad. (g) Neither Seller nor, to the Knowledge of Seller, any director, officer, agent, employee or Affiliate of Seller: (x) is, or is owned or controlled by, a Person or entity subject to the sanctions administered by OFAC, BIS or included on the List of Specially Designated Nationals and Blocked Persons or Foreign Sanctions Evaders, Denied Persons List, Entities List, Debarred Parties List, Excluded Parties List and Terrorism Exclusion List, or any other lists of known or suspected terrorists, terrorist organizations or other prohibited Persons made publicly available or provided to Seller by any Governmental Entity (such Persons, collectively, the “Restricted Parties”) or (y) has conducted any business with or engaged in any transaction or arrangement with or involving, directly or indirectly, any Restricted Parties or countries

25 subject to economic or trade sanctions in violation of applicable Law, or has otherwise been in violation of any such sanctions, restrictions or any similar Law. Seller is not subject to any pending or, to the Knowledge of Seller, threatened action by any Governmental Entity that would restrict its ability to engage in export transactions, bar it from exporting or otherwise limit in any material respect its exporting activities or sales to any Governmental Entity. Seller has not received any written notice of material deficiencies in connection with any export controls, trade embargoes or economic sanctions matter from OFAC, BIS or any other Governmental Entity in its compliance efforts nor made any voluntary disclosures to OFAC, BIS or any other Governmental Entity of facts that could result in any material action being taken or any material penalty being imposed by a Governmental Entity against Seller. (h) Subject to the entry of the Bidding Procedures Order and Sale Order, Seller is complying and has complied in all material respects with all requirements of the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure in connection with obtaining approval of the sale of the Acquired Assets (including the assumption and assignment to Purchaser of any Assigned Contracts) to Purchaser pursuant to this Agreement. Section 3.15. Employee Benefit Matters. (a) Section 3.15(a) of the Seller Disclosure Schedule sets forth a complete and correct list of each Benefit Plan (other than at-will employment offer letters on Seller’s standard form that may be terminated without notice and with no penalty to Seller, agreements with consultants entered into in the Ordinary Course of Business, and individual compensatory equity award agreements made pursuant to Seller’s standard forms, in which case only representative standard forms of such agreements shall be scheduled) as of the date hereof. Seller has delivered or made available to Purchaser copies of documents embodying each of the Benefit Plans including all plan documents current summary plan descriptions, summaries of material modification, and any trust agreements, funding arrangements, insurance contracts or policies and any other similar document governing the operation and administration of said Benefit Plan. In the case of any unwritten Benefit Plan, Seller has made available to Purchaser a written description thereof, including any amendments thereto. Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and each corresponding trust of such tax-qualified Benefit Plan is exempt from Tax under the provisions of Section 501(a) of the Code. Each Benefit Plan qualified under Section 401(a) of the Code has received an Internal Revenue Service determination or opinion letter issued with respect to each such Benefit Plan and, to the Knowledge of Seller, nothing has occurred since the issuance of each such determination or opinion letter that could be expected to cause the loss of the tax-qualified status of such Benefit Plan. Seller has provided or made available a copy of the most recent IRS determination or opinion letter and have also provided or made available to Purchaser the three (3) most recent annual reports required to be filed, or such similar reports, statements, information returns or material correspondence required to be filed with or delivered to any Governmental Authority, if any, with respect to each Benefit Plan (including reports filed on Form 5500 and accompanying schedules and attachments, as applicable). (b) (i) Each Benefit Plan has been administered in all material respects in accordance with its terms and in compliance in all material respects with applicable Law; (ii) none of the Benefit Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable Law; (iii) all contributions, premiums, or payments required to be made by Seller or any ERISA Affiliate of Seller to any Benefit Plan or corresponding trust or other funding arrangement have been paid when due under the terms of such Benefit Plan and applicable Law; (iv) there have been no prohibited transactions or breaches of any of the duties imposed on “fiduciaries” (within the meaning of Section 3(21) of ERISA) by ERISA with respect to the Benefit Plans and (v) no Action (other than routine claims for benefits) is currently pending or, to the Knowledge of Seller, is currently threatened, against or with respect

26 to any Benefit Plan, including any audit, investigation, or inquiry by the Internal Revenue Service, the United States Department of Labor, or other Governmental Entity. (c) Neither Seller, nor any ERISA Affiliate of Seller, maintains, sponsors, participates in, or contributes to, or has any obligation to contribute to, or has, within the last six (6) years, maintained, sponsored, participated in, contributed to, or been obligated to contribute to, or otherwise incurred any Liability (including any contingent Liability) under any (i) “multiemployer plan” (as defined in Section 3(37) of ERISA or Section 414(f) of the Code); (ii) any defined benefit plan or other “pension plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or Section 412 of the Code; (iii) “multiple employer plan” (as defined in Section 210(a) of ERISA or Section 413(c) of the Code); (iv) a “multiple employer welfare arrangement” or “MEWA” (as defined in Section 3(40) of ERISA); or (v) a “voluntary employees’ beneficiary association” or “VEBA” pursuant to Section 501(c)(9) of the Code. Neither Seller, nor any ERISA Affiliate of any Seller, has any actual or potential withdrawal Liability for any complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan or has engaged in any transaction which could give rise to Liability of Seller or any ERISA Affiliate of Seller under Section 4069 or Section 4212 of ERISA. (d) All Benefit Plans subject to Section 409A of the Code comply in all material respects in both form and operation with Section 409A of the Code and the rules and regulations thereunder. No Benefit Plan includes any obligation to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or Section 409A of the Code. (e) The consummation of the Acquisition, whether alone or in combination with any other event, will not (i) entitle any current or former employee of Seller or any ERISA Affiliate to severance benefits or any other payment (including golden parachute, bonus or benefits) under any Benefit Plan; (ii) accelerate the time of payment or vesting of any such benefits or increase the amount of compensation due any such current or former employee under any Benefit Plan; or (iii) result in any “excess parachute payments” within the meaning of Section 280G(b) of the Code. (f) Seller and all ERISA Affiliates of Seller as well as all applicable Benefit Plans have at all times complied in all material respects with all provisions of the Patient Protection and Affordable Care Act, to the extent applicable, including the employer shared responsibility provisions relating to the offer of “affordable” health coverage that provides “minimum essential coverage” to “full- time” employees (as those terms are defined in Section 4980H of the Code and related regulations), and the payment of the applicable penalty, and the applicable employer information reporting provisions under Section 6055 of the Code and Section 6056 of the Code and related regulations. Neither Seller, nor any ERISA Affiliates of Seller, is reasonably expected to incur or be subject to, any material Tax, penalty or other Liability that may be imposed under the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended. (g) No Benefit Plan is maintained outside of the United States. Section 3.16. Labor Matters. (a) Section 3.16(a) of the Seller Disclosure Schedule sets forth a complete and correct list of each employee who has been involved in the Business (each, a “Business Employee”), including the following information for each Business Employee: name, date of hire, position, full/part-time status, exempt/non-exempt status, leave status (if applicable), respective salaries and other compensation and wage rates, bonus arrangements, benefits and retirement arrangements and whether Seller has any individual written employment agreement with such Business Employee (other than at-will employment offer letters on Seller’s standard form that may be terminated without notice and with no penalty to the Seller). Seller

27 has not made any representations regarding equity incentive compensation from Purchaser to any Business Employee. (b) Seller is not a party to, nor bound by, any agreement with respect to employees with any labor union or any other employee organization, group or association organized for purposes of collective bargaining. There are and have been no labor union organizing activities with respect to any employees of Seller. There is no pending or, to the Knowledge of Seller, threatened labor strike, slowdown, lockout or work stoppage involving Seller or any of its employees. (c) Seller is and, during the preceding one hundred eighty (180) days, has been, in compliance in all material respects with the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar state, local or foreign Law relating to plant closings or mass layoffs. Section 3.17. Environmental Matters. Seller is, and has been since January 1, 2019, in compliance in all material respects with all applicable Environmental Laws imposing obligations on or otherwise related to the Business, Product, Assumed Liabilities and Acquired Assets. Seller possesses all material permits and approvals issued pursuant to any applicable Law relating to the protection of the environment or, as such relates to exposure to Hazardous Substances, to health and safety that are required to conduct the Business, and are, and have been since January 1, 2019, in compliance in all material respects with all such permits and approvals. No releases of Hazardous Substances have occurred at, on, from or under any real property currently or, to the Knowledge of Seller, formerly owned or operated by Seller in a manner that would reasonably be expected to result in a material Liability under any Environmental Laws. Seller has not received any written claim or notice from any Governmental Entity or other Person alleging that Seller is or may be in violation of or liable, in each case in any material respect, under, any Environmental Law. Seller has not entered into or agreed to any consent decree or order and is not subject to any judgment, decree or judicial order relating to compliance with Environmental Laws or the investigation, sampling, monitoring, treatment, remediation, removal or clean-up of Hazardous Substances. Section 3.18. Regulatory Matters. (a) Seller has made available to Purchaser true, accurate, and complete copies of all material Regulatory Documentation and Regulatory Authorizations from or with the FDA, the EMA and all other applicable Regulatory Authorities filed, submitted, exchanged, or held by Seller relating to the Product (or the Exploitation thereof) or necessary or useful to conduct the Business. All such Regulatory Authorizations, if any, are (i) in full force and effect, (ii) validly registered and on file with applicable Regulatory Authorities, (iii) in compliance with all material filing and maintenance requirements, and (iv) in good standing, valid and enforceable. Seller has fulfilled and performed all of its material obligations with respect to such Regulatory Authorizations, and no event has occurred which allows, or after notice or lapse of time would allow, lapse, revocation, or termination thereof. Seller has submitted, filed, maintained or furnished with the applicable Regulatory Authorities all required filings, declarations, listings, registrations, fees, submissions, amendments, modifications, notices and responses to notices, applications and supplemental applications, reports (including all adverse event/experience reports) and other information (collectively, the “Health Care Submissions”) with the FDA, the EMA and all other applicable Regulatory Authorities and all such Health Care Submissions were complete and accurate and in compliance with applicable Health Laws when filed (or were corrected or completed in a subsequent filing). (b) (i) Seller is in compliance in all material respects with all applicable Health Laws that affect the Acquired Assets, the Assumed Liabilities or the Business, (ii) as of the date of this Agreement, Seller has not received any written or oral notice or other communication from any Regulatory Authority (A) withdrawing or placing any application or authorization applicable to the Product on “clinical hold” or requiring the termination or suspension or investigation of any pre-clinical studies or clinical trials

28 of the Product or (B) alleging any violation of any Health Law and (iii) there are no investigations, suits, claims, actions or proceedings pending, or to the Knowledge of Seller, threatened against Seller with respect to the Product or alleging any violation by Seller or any third party engaged by Seller with respect to the Product of any such Health Law. (c) All pre-clinical studies and clinical trials conducted or being conducted with respect to the Products by or at the direction of Seller have been and are being conducted in compliance in all respects with the required experimental protocols, procedures and controls and in all material respects with applicable good laboratory practice and good clinical practice standards, human subject protection and animal welfare standards, environmental impact standards, and all applicable Health Laws and Information Privacy and Security Laws. With respect to the Product, Seller has made available to Purchaser complete and accurate copies of all clinical and preclinical data in the possession of Seller and all written correspondence between Seller and the applicable Regulatory Authorities (including letters, memoranda and emails). The descriptions of, protocols for, and data and other results of, the studies, tests, development and trials conducted by or on behalf of Seller with respect to the Product that have been made available to Seller are accurate and complete in all material respects. None of the results of the studies, tests, development or trials, and no information regarding the conduct of the studies or the qualifications or financial interests of the individuals conducting the studies, reasonably calls into question the reliability or results of the studies, tests, development and trials conducted by or on behalf of Seller with respect to the Product, and Seller has not received any written or oral notices or other correspondence from any Regulatory Authority or other Governmental Entity or any institutional review board or comparable authority requiring the termination, suspension or modification of any studies, tests, preclinical development or clinical trials conducted by or on behalf of Seller. No clinical trial conducted by or, on behalf of, Seller has been terminated or suspended by any Regulatory Authority and Seller has not received any notification or other communication from any institutional review board, ethics committee or safety monitoring committee raising any issues that may result in a clinical hold or otherwise delay, materially restrict or otherwise limit or impair the use of any clinical studies proposed or currently conducted by, or on behalf of, Seller, or in which Seller has participated and, to the Knowledge of Seller, no such action has been threatened. To the Knowledge of Seller, no Additional Approval Requirements will or are expected to be required with respect to the FDA Accelerated Approval Milestone or the FDA Full Approval Milestone (d) All manufacture of the Products, including any clinical supplies used in any clinical trials, by or on behalf of Seller has been conducted in compliance in all material respects with the applicable test methods, specifications and other requirements of current Good Manufacturing Practice and, to the extent applicable, the Quality System (QS) regulation with respect to any and all device components or constituents that are part of the Product or that are intended specifically for use with the Product, and applicable Health Law. None of Seller or, to the Knowledge of Seller, any Person acting on Seller’s behalf has, with respect to the Product, (i) been subject to a Regulatory Authority shutdown or import or export prohibition or (ii) received any FDA Form 483, or other written Regulatory Authority notice of inspectional observations, “warning letters,” “untitled letters” or written demand or written request to make any change to any Product or any processes or procedures, or any similar correspondence from any Regulatory Authority alleging or asserting non-compliance with any applicable Health Law or Regulatory Authorization and, to the Knowledge of Seller, no Regulatory Authority is considering such action. (e) None of Seller or, to the Knowledge of Seller, any of its officers, employees, or agents, or any clinical investigator acting for Seller has (i) made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or any other Governmental Entity, (ii) failed to disclose a material fact required to be disclosed to any Regulatory Authority or any other Governmental Entity, or (iii) committed an act, made a statement, or failed to make a statement, including with respect to any scientific data or information, that, at the time such disclosure was made or failure to disclose occurred,

29 would reasonably be expected to provide a basis for the FDA or any other Governmental Entity to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Reg. 46191 (September 10, 1991), and any amendments thereto, or any similar policy or any other statute or regulation regarding the communication or submission of false information to any applicable Regulatory Authority or Governmental Entity. None of Seller or, to the Knowledge of Seller, any of its officers, employees, or agents, or any clinical investigator or other Person acting by or on behalf of Seller has committed or engaged in any fraud, falsification or forgery of any research or development data, report, studies or publications or of any document or statement voluntarily submitted or required to be submitted to any Regulatory Authority or any other Governmental Entity, including the Centers for Medicare and Medicaid Services, the U.S. Department of Health and Human Services, HHS Office of Inspector General or the Center for Medicare and Medicaid Innovation. None of Seller or, to the Knowledge of Seller, any of its officers, employees, agents, or, any clinical investigator acting for Seller, is or has been convicted of any crime or engaged in any conduct that has resulted in, or would reasonably be expected to result in, debarment from participation in any program related to pharmaceutical products pursuant to 21 U.S.C. Section 335a (a) or (b) or exclusion from participation in any federal health care program pursuant to 42 U.S.C. Section 1320a-7. (f) No product that is or has been manufactured, tested, distributed, held or marketed by or on behalf of Seller has been recalled, withdrawn or suspended (whether voluntarily or otherwise) or, to the Knowledge of Seller, is or has been adulterated or misbranded. No Actions (whether complete or pending) seeking the recall, withdrawal, suspension or seizure of any such Product or pre-market approvals or authorizations or marketing authorizations are pending or, to the Knowledge of Seller, threatened against Seller, nor have any such Actions been pending at any time. Seller has made available to Purchaser all information about adverse drug events or experiences obtained or otherwise received by Seller from any source, in the United States or outside of the United States as of the date hereof, including information derived from clinical investigations, surveillance studies or registries, reports in the scientific literature and unpublished scientific papers relating to any Product that is or has been manufactured, tested, distributed, held or marketed by or on behalf of Seller or any of its licensors or licensees in the possession of Seller (or to which Seller has access). In addition, Seller has filed all annual and periodic reports, amendments and safety reports required for any Product, including all investigational versions of the Product, required to be made to any Regulatory Authority. (g) Section 3.18(g) of the Seller Disclosure Schedule sets forth a complete and accurate list and summary of any written information received by, or in the possession of, Seller or any Affiliate of Seller from, or submitted by Seller or any Affiliate of Seller to, any Regulatory Authority or other Governmental Entity which could reasonably be expected to (i) lead to the denial of any application for Regulatory Authorization currently pending before or proposed to be submitted to any Regulatory Authority or other Governmental Entity relating to the Product or the Business, (ii) result in a penalty under or the material limitation, material adverse modification, revocation, cancellation or suspension of any Regulatory Authorization for the Product or (iii) give rise to any Action to determine whether any of the foregoing is appropriate. Seller has made available to Purchaser complete and correct copies of all such written information. Section 3.19. Taxes. (a) (i) All income and other material Tax Returns required to be filed with respect to the Business, the Acquired Assets and Assumed Liabilities have been timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete and correct in all material respects; and (ii) all amounts of Taxes payable with respect to the Business, the Acquired Assets and Assumed Liabilities, whether or not shown on any Tax Return, have been timely paid.

30 (b) No audit or other proceeding with respect to any Taxes or Tax Returns with respect to the Business, the Acquired Assets or Assumed Liabilities is currently in progress, or has been proposed or threatened in writing, or, to the Knowledge of Seller, otherwise. (c) Seller has not received written notice, or, to the Knowledge of Seller, any other notice, of any Tax deficiency outstanding, proposed or assessed, nor has Seller executed any waiver of any statute of limitations in respect of Taxes nor agreed to any extension of time with respect to a Tax assessment, collection or deficiency, in each case, with respect to the Business, the Acquired Assets or Assumed Liabilities. (d) There are no liens for Taxes other than Permitted Pre-Closing Encumbrances upon any of the Acquired Assets. (e) None of the Acquired Assets constitutes stock, partnership interests or any other equity interest in any Person for U.S. federal income Tax purposes. (f) Seller has complied in all material respects with all applicable Laws relating to the withholding, collection and payment of Taxes and have timely withheld, collected and paid over to the appropriate Taxing Authority all amounts required to be so withheld, collected and paid under all applicable Laws. Section 3.20. Suppliers. Section 3.20 of the Seller Disclosure Schedule sets forth with respect to the Business a list of the suppliers and vendors of Seller with whom Seller has spent at least $75,000 during the fiscal year ended December 31, 2021 and for the nine (9) months ended September 30, 2022 (each, a “Material Supplier”). No Material Supplier has cancelled, terminated or adversely modified, or, to the Knowledge of Seller, threatened to cancel, terminate or adversely modify, its relationship with Seller. Section 3.21. Inventory. (a) Section 3.21(a) of the Seller Disclosure Schedule sets forth a detailed list of all Inventory as of the date of this Agreement, including the quantity, batch, expiry dating, book value, location (including whether the item is being held on a consignment basis), original shelf-life and remaining shelf-life. The Inventory is merchantable, fit for the purposes for which it was procured or manufactured, usable or saleable in the Business and free of defects and damage, conforms in all material respects to the specifications established therefor and to the Regulatory Authorizations, and has been manufactured in all material respects in accordance with the Regulatory Authorizations and all applicable Laws. Subject to Purchaser (or one or more of its designated Affiliates) storing the Inventory in a manner consistent in all material respects with Seller’s current methods of storage, at all times prior to the two-year anniversary of the Closing Date the Inventory will conform in all material respects to the specifications established therefor and to the applicable Regulatory Authorizations. (b) The Inventory constitutes sufficient quantities for the normal operation of the Business for at least the eighteen (18) months following the Closing Date and does not include any items that are expired or obsolete. (c) Except for the Inventory so identified in Section 3.21(a) of the Seller Disclosure Schedule, none of the Inventory is held on a consignment basis. Each item included in the Inventory is owned by Seller, free and clear of any Encumbrances other than Permitted Post-Closing Encumbrances and has not been pledged as collateral.

31 Section 3.22. Insurance. Section 3.22 of the Seller Disclosure Schedule sets forth with respect to the Business a complete and accurate list of the insurance policies and insurance Contracts of Seller as of the date hereof, and Seller has made available to Purchaser true and correct copies of all of such policies and Contracts prior to the date hereof. Except as would not, individually or in the aggregate, reasonably be expected to be material to Seller, the Acquired Assets or the Business, (a) all insurance policies and insurance Contracts set forth on Section 3.22 of the Seller Disclosure Schedule are in full force and effect and are valid and enforceable and cover against the risks as are customary for companies of similar size in the same lines of business, (b) Seller is not in material breach of or default under any such insurance policies and insurance Contracts, (c) Seller has not taken any action or failed to take any action that (with or without notice or lapse of time, or both), would constitute such a breach or default or permit termination or modification of any of the insurance policies or insurance Contracts, and (d) all premiums due thereunder have been paid. There are no material claims under any of the insurance policies or insurance Contracts set forth on Section 3.22 of the Seller Disclosure Schedule for which coverage has been denied or disputed by the applicable insurance carrier (other than a customary reservation of rights notice). Seller has not received notice of cancellation or termination with respect to any third-party insurance policies or insurance Contracts set forth on Section 3.22 of the Seller Disclosure Schedule (other than in connection with normal renewals of any such insurance policies or Contracts). Section 3.23. CFIUS. Seller does not engage in (a) the design, fabrication, development, testing, production or manufacture of one or more “critical technologies” within the meaning of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”); (b) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” within the meaning of the DPA (where such activities are covered by column 2 of Appendix A to 31 C.F.R. Part 800); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens within the meaning of the DPA, and the Acquired Assets do not include and will not provide Purchaser with access to any such “critical technologies,” “covered investment critical infrastructure” or “sensitive personal data.” Section 3.24. Disclaimer. Seller hereby acknowledges and agrees that, except as provided in this Agreement and in any certificate or other instrument delivered by or on behalf of Purchaser in connection with this Agreement, Purchaser makes no representations or warranties whatsoever, express or implied, with respect to Purchaser, its Affiliates, this Agreement, the Transactions or the manner in which Purchaser intends to operate the Business or Exploit the Product following the Closing. Seller further acknowledges that Seller has conducted an independent inspection and investigation of Purchaser and all such other matters relating to or affecting the Transactions as Seller deemed necessary or appropriate and that in proceeding with its sale of the Acquired Assets, except for the representations and warranties set forth in ARTICLE IV or in any certificate or other instrument delivered by or on behalf of Purchaser in connection with this Agreement, Seller has not relied on any other representations or warranties by or on behalf of Purchaser in connection with the Transactions. Notwithstanding anything herein to the contrary, the foregoing limitations shall not apply to, and nothing herein shall limit, Seller’s remedies in the event of Fraud or Seller’s rights and remedies under any Ancillary Document. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER Purchaser hereby represents and warrants to Seller, as of the date hereof and as of the Closing, as follows: Section 4.1. Qualification; Organization. Purchaser is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease

32 and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be so existing and in good standing or to have such power and authority would not, individually or in the aggregate, materially impair or materially delay its ability to perform its obligations under this Agreement. Purchaser is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept) as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or, where relevant, in good standing, would not, individually or in the aggregate, materially impair or materially delay its ability to perform its obligations under this Agreement. Section 4.2. Authority of Purchaser. Purchaser has all requisite corporate power and authority to execute and deliver and perform its obligations under this Agreement and each of the Ancillary Documents to which it is a party (subject to entry of the Bidding Procedures Order and Sale Order). The execution, delivery and performance of this Agreement and such Ancillary Documents by Purchaser and the consummation of the Transactions have been duly and validly authorized and approved by all requisite corporate action of Purchaser, as applicable, and no other corporate proceedings (pursuant to any of Purchaser’s organizational documents or otherwise) on the part of Purchaser is necessary to authorize the consummation of, and to consummate the Transactions. This Agreement and each such Ancillary Document have been, or at or prior to Closing (as the case may be) will be, duly and validly executed and delivered by Purchaser to the extent a party thereto, and, assuming the due authorization, execution and delivery of this Agreement and each such Ancillary Document by Seller, constitute a valid and binding agreement of Purchaser, as applicable, enforceable against Purchaser in accordance with its terms. Section 4.3. Consents and Approvals. No consent, approval, permit or authorization of, or declaration, filing or registration with, any Governmental Entity is necessary or required to be made or obtained by Purchaser or their Affiliates in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the Transactions, except for such consents, approvals, permits, authorizations, declarations, filings or registrations that would not, individually or in the aggregate, materially impair or materially delay Purchaser’s ability to perform its obligations under this Agreement. Section 4.4. No Violations. Except as described in Section 3.3 and Section 4.3, neither the execution, delivery or performance of this Agreement and the Ancillary Documents by Purchaser to the extent a party thereto nor the consummation by Purchaser of the Transactions will (a) conflict with or result in any violation or breach of any provisions of the certificate of incorporation, bylaws or other organizational documents of Purchaser, (b) with or without notice or lapse of time or both, conflict with or result in any breach or violation of or constitute a default or change of control under, or give rise to a right of, or result in, termination, modification, cancellation, first offer, first refusal or acceleration of any obligation or to the loss of a benefit under any Contract to which Purchaser is a party or by or to which any of its properties, rights or assets are bound or subject or (c) conflict with or violate any Order or Law applicable to Purchaser or its properties, rights or assets, except in the case of the preceding clauses (b) and (c), for breaches, violations, defaults or terminations that would not reasonably be expected to, individually or in the aggregate, materially impair or materially delay Purchaser’s ability to perform its obligations under this Agreement. Section 4.5. Brokers or Finders. Purchaser has not employed any investment banker, broker or finder in connection with the Transactions who might be entitled to any fee or any commission from Seller in connection with this Agreement or upon consummation of the Acquisition or any of the other Transactions based upon arrangements made by Purchaser.

33 Section 4.6. Financing. Purchaser has, or will at the time any payment is required, sufficient funds available to deliver the Purchase Price to Seller and consummate the Transactions, including the timely satisfaction of the Assumed Liabilities. Section 4.7. Adequate Assurances Regarding Assigned Contracts. As of the Closing, Purchaser will be capable of satisfying the adequate assurance of future performance conditions contained in Sections 365(b)(1)(C) and 365(f) of the Bankruptcy Code with respect to the Assigned Contracts. Section 4.8. Disclaimer. Purchaser hereby acknowledges and agrees that, except as provided in ARTICLE III or in any certificate or other instrument delivered by or on behalf of Seller in connection with this Agreement, Seller makes no representations or warranties whatsoever, express or implied, with respect to any matter relating to the Acquired Assets, Business, Product and Assumed Liabilities with respect to the Acquired Assets, Business, Product and Assumed Liabilities. Purchaser further acknowledges that Purchaser has conducted an independent inspection and investigation of the physical condition of the Acquired Assets and all such other matters relating to or affecting the Acquired Assets as Purchaser deemed necessary or appropriate and that in proceeding with the Acquisition, except for the representations and warranties set forth in ARTICLE III or in any certificate or other instrument delivered by or on behalf of Seller in connection with this Agreement, Purchaser has not relied on any other representations or warranties by or on behalf of Seller in connection with the Transactions. Notwithstanding anything herein to the contrary, the foregoing limitations shall not apply to, and nothing herein shall limit, Purchaser’s remedies in the event of Fraud or Purchaser’s rights and remedies under any Ancillary Document. ARTICLE V COVENANTS Section 5.1. Conduct of Business Pending the Closing. (a) Seller agrees that between the date hereof and the earlier of the Closing or the date, if any, on which this Agreement is validly terminated pursuant to ARTICLE VIII, except as set forth in Schedule 5.1(a), and except (1) as expressly provided in this Agreement, (2) as consented to in writing by Purchaser, and (3) for the consequences arising from the filing of the Chapter 11 Case, Seller shall use commercially reasonable efforts to conduct the Business in all material respects in the Ordinary Course of Business, and use commercially reasonable efforts to (i) maintain and preserve intact its present business organization, the Acquired Assets and the Business, (ii) maintain, preserve, and keep available the services of its present officers and Business Employees (other than where such employee voluntarily resigns or where termination of such services is for cause), (iii) maintain and preserve in all material respects its present relationships with customers, suppliers, vendors, service providers, licensors, licensees, Governmental Entities, and other Persons with whom they have material business relations, in each case, in connection with the operation of the Business, (iv) maintain and preserve in effect in all material respects the Permits, (v) preserve and maintain all Regulatory Authorizations, (vi) perform in all material respects all of its post-petition obligations under the Assigned Contracts as and when such obligations become due (except as Seller may negotiate for and receive applicable extended payment arrangements), and (vii) comply in all material respects with the budget and other obligations set forth in the DIP Facility (except as Seller may negotiate for and receive payment extensions under or other modifications thereto). (b) Seller agrees that between the date hereof and the earlier of the Closing or the date, if any, on which this Agreement is validly terminated pursuant to ARTICLE VIII, except as set forth in Schedule 5.1(b), and except (1) as expressly provided in this Agreement, (2) as consented to in writing by Purchaser or (3) for the consequences arising from the filing of the Chapter 11 Case, Seller shall not, with respect to the Business, the Acquired Assets or the Assumed Liabilities, directly or indirectly:

34 (i) acquire (including by merger, consolidation or acquisition of stock or assets or any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any equity interests in or assets of any Person or any business or division thereof, or otherwise engage in any mergers, consolidations or business combinations, except for supplies, inventory or equipment in the Ordinary Course of Business; (ii) make any loans, advances or capital contributions to, or investments in, any other Person, except for advances for reimbursable employee expenses made in the Ordinary Course of Business; (iii) other than sales of Inventory in the Ordinary Course of Business, sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Encumbrance (other than Permitted Pre-Closing Encumbrances) any of the Acquired Assets; (iv) fail to maintain, or allow to lapse, or abandon any Seller Registered Intellectual Property; (v) enter into or become bound by, terminate or materially amend or modify any Contract relating to the acquisition or disposition or granting of any license with respect to any Seller Intellectual Property, or otherwise subject to an Encumbrance (other than Permitted Pre-Closing Encumbrances) any Seller Intellectual Property (including by the granting of any covenant-not-to-sue or covenant-not-to-assert), other than immaterial license grants in the Ordinary Course of Business; (vi) (A) enter into any Contract that would, if entered into prior to the date hereof, be a Material Contract or (B) modify, amend, extend or terminate any Assigned Contract or waive, release or assign any rights, obligations, or claims thereunder; (vii) (A) except in accordance with the DIP Budget provided to Purchaser prior to the date hereof, make any capital expenditure or expenditures, enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so, or (B) fail to make any capital expenditure or expenditures in accordance with such DIP Budget; (viii) other than with respect to SFJ Pharmaceuticals X, Ltd. or its Affiliates, commence, waive, release, assign, compromise or settle any claim, litigation, investigation or Action (for the avoidance of doubt, including with respect to matters in which a Seller is a plaintiff, or in which any of their officers or directors in their capacities as such are parties) affecting the Business, the Acquired Assets or the Assumed Liabilities, other than the compromise or settlement of any claim, litigation or Action not brought by a Governmental Entity and that: (A) is for an amount not to exceed, for any such compromise or settlement individually or in the aggregate, $100,000, (B) does not impose any injunctive or nonmonetary relief on Seller and does not involve the admission of wrongdoing by Seller or any of its officers or directors or otherwise establish a materially adverse precedent for similar settlements by Purchaser and (C) does not provide for the license of any Intellectual Property or the termination, modification or amendment of any license of Seller Intellectual Property; (ix) make any change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or applicable Law; (x) make, change or revoke any Tax election, adopt or change any method of Tax accounting, file any amended Tax Return, enter into any “closing agreement” within the meaning

35 of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law), or surrender any right to claim a refund of Taxes, in each case, except to the extent such action would not be binding on Purchaser or any of its Affiliates and would not reasonably be expected to increase the Taxes of Purchaser or any of its Affiliates; (xi) redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise); (xii) cancel or fail to use commercially reasonable efforts to maintain in the Ordinary Course of Business Seller’s insurance policies included in, or covering any, Acquired Assets or to renew or replace existing insurance policies included in, or covering any, Acquired Assets following their termination; (xiii) (A) enter into any lease or sublease of real property as lessee or sublessee, or (B) materially modify or amend any Lease or other lease or sublease of real property, except for rejection of leases immediately on locations approved by prior written consent of Purchaser, in each case other than in the Ordinary Course of Business (it being agreed that, with respect to this subsection (xiii), Purchaser’s consent may not be unreasonably withheld, conditioned or delayed); (xiv) fail to use best efforts to maintain its Books and Records; (xv) terminate or modify or waive in any material respect any right under any Permit or otherwise fail to use best efforts to maintain all Permits used in the operation of the Business or included in the Acquired Assets; (xvi) file a motion, fail to timely contest a pleading seeking, or otherwise consent to (A) a conversion of the Chapter 11 Case into a liquidation proceeding under Chapter 7 of the Bankruptcy Code, (B) the dismissal of the Chapter 11 Case, (C) the appointment of a Chapter 11 trustee or examiner or (D) the termination or reduction of the exclusivity period described in 11 U.S.C. § 1121(b); (xvii) participate in any scheduled meetings or teleconferences with, or correspond in writing, communicate or consult with the FDA or any similar Governmental Entity without providing Purchaser (whenever feasible and to the extent permitted under applicable Law) with prior written notice and a reasonable opportunity to consult with Seller with respect to such correspondence, communication or consultation, in each case to the extent permitted by applicable Law; (xviii) except as contemplated by and in accordance with this Agreement and the Bidding Procedures, take or cause to be taken any action that would reasonably be expected to materially delay, materially impede or prevent the consummation of the Acquisition; (xix) make any material change in billing, inventory management or cash management practices (including with respect to the timing and frequency of paying of payables) or in working capital practices, or encourage any distributor or customer directly or indirectly to accelerate purchases of the Products or modify discounting, rebate and similar practices; (xx) voluntarily terminate, enter into or amend any Benefit Plan, except as would not reasonably be expected to result in Liability to Purchaser;

36 (xxi) with respect to all Business Employees, except as required by any Benefit Plan or other existing employment agreement or offer letter as in effect on the date hereof, (A) increase any compensation or benefits of any Business Employees; or (B) grant any incentive, bonus, severance, retention or termination pay or benefits; (xxii) hire any Business Employees or terminate any Business Employees (other than for cause); (xxiii) enter into a collective bargaining agreement or other labor union Contract with respect to any Business Employees; or (xxiv) agree or authorize, in writing or otherwise, to take any of the foregoing actions. Without in any way limiting any party’s rights or obligations under this Agreement, the parties understand and agree that (i) nothing contained in this Agreement shall give Purchaser, directly or indirectly, the right to control or direct the operations of Seller, or the Business prior to the Closing and (ii) prior to the Closing, Seller shall exercise, consistent with, and subject to, the terms and conditions of this Agreement, complete control and supervision over the Business and their operations. Section 5.2. Access and Information. (a) From the date hereof and through the Closing Date or the date on which this Agreement is terminated, (x) Seller shall afford Purchaser and its Representatives reasonable access during normal business hours upon reasonable advance notice to all of Seller’s properties, offices, Assigned Contracts, employees and Books and Records to the extent related to the Business, the Acquired Assets and the Assumed Liabilities, (y) Seller shall afford to Purchaser and its Representatives, acting in good faith, reasonable access upon reasonable advance written notice (and notwithstanding any other restriction in the Confidential Disclosure Agreement) to all of Seller’s licensors, licensees, suppliers and manufacturers, and, with the consent of Seller (not to be unreasonably withheld, conditioned or delayed), to Seller’s Regulatory Authorities, and, (z) during such period, Seller shall furnish as promptly as practicable to Purchaser all information (financial or otherwise) Purchaser may reasonably request, in each case, related to the Business, the Acquired Assets or the Assumed Liabilities, for any purpose related to the Transactions. For the avoidance of doubt, information obtained pursuant to this Section 5.2(a) shall be subject to the Confidential Disclosure Agreement. For purposes of this Section 5.2(a), Purchaser shall, and shall use its commercially reasonable efforts to cause its Representatives to, cooperate reasonably with Seller and its respective Representatives, and shall use its commercially reasonable efforts to minimize any disruption to the Business. (b) From and after the Closing for a period of three (3) years following the Closing Date (or, if later, the confirmation of the Chapter 11 plan) (the “Preservation Period”), Purchaser will provide Seller and its advisors with reasonable access, during normal business hours upon reasonable advance notice, to the books and records, including work papers, schedules, memoranda, Tax Returns, Tax schedules, Tax rulings, and other documents (for the purpose of examining and copying) relating to the Acquired Assets or the Assumed Liabilities with respect to periods or occurrences prior to the Closing and reasonable access, during normal business hours and upon reasonable advance notice, to employees, officers, advisors and accountants of Purchaser (solely for the purpose of better understanding such books and records), in each case, for purposes relating to the Chapter 11 Case, the wind-down of the operations of Seller and its estate, actions to which Seller is a party (other than in connection with any litigation or dispute with Purchaser), insurance claims, Tax payments, returns or audits, the functions of any trusts established under a Chapter 11 plan of Seller or any other successors of Seller. For purposes of this Section

37 5.2(b), references to “Seller” shall be construed, where applicable, to include any liquidating trust, plan administrator, or comparable Person or body bearing responsibility for the administration and wind-down of Seller’s operations, estates and Chapter 11 Case. In the event Purchaser wishes to destroy such books and records during the Preservation Period, Purchaser shall first provide ten (10) Business Days’ prior written notice to Seller, and Seller shall have the right, at its option and expense, to take possession of such records within ten (10) Business Days after notice thereof. Section 5.3. Approvals and Consents; Cooperation; Notification. (a) Subject to the terms and conditions of this Agreement (including Section 5.14), each party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions as soon as practicable after the date hereof, including (i) preparing and filing or otherwise providing, in consultation with the other party and as promptly as practicable and advisable after the date hereof, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Transactions, and (ii) taking all steps as may be necessary, subject to the limitations in this Section 5.3, to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals from any third party or any Governmental Entity. In furtherance and not in limitation of the foregoing, each party agrees to make all necessary filings, if any, as promptly as practicable after the date hereof, and to supply as promptly as practicable and advisable any additional information and documentary materials that may be requested under any Antitrust Laws. Notwithstanding anything to the contrary in this Agreement, none of the parties shall be required to, and Seller may not, without the prior written consent of Purchaser, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order to (A) sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of Seller, Purchaser or any Subsidiary of any of the foregoing, (B) conduct, restrict, operate, invest or otherwise change the assets, the business or portion of the business of Seller, Purchaser or any Subsidiary of any of the foregoing in any manner or (C) impose any restriction, requirement or limitation on the operation of the business or portion of the business of Seller, Purchaser or any Subsidiary of any of the foregoing; provided that if requested by Purchaser, Seller will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order so long as such requirement, condition, limitation, understanding, agreement or order is only binding on such entity in the event the Closing occurs. (b) Purchaser shall have the principal responsibility for devising and implementing the strategy with respect to obtaining any necessary antitrust or competition clearances, shall take the lead in all meetings and communications with any Governmental Entity relating to Antitrust Laws and shall have the right to direct all matters with any Governmental Authority relating to Antitrust Laws consistent with its obligations hereunder. In furtherance and not in limitation of the foregoing, each of the parties shall, in connection with and without limiting the efforts referenced in Section 5.3(a), (i) cooperate in all respects and consult with the other party in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, including by allowing the other party to have a reasonable opportunity to review in advance and comment on drafts of filings and submissions and reasonably considering in good faith comments of the other party and providing the other party with copies of filings and submissions, (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”) or any other Governmental Entity, by promptly providing copies to the other party of any such written communications, and of any material communication

38 received or given in connection with any proceeding by a private party, in each case regarding any of the Transactions and (iii) permit the other party to review in advance any communication that it gives to, and consult with each other in advance of any meeting, substantive telephone call or conference with, the DOJ, the FTC or any other Governmental Entity, or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the DOJ, the FTC or other applicable Governmental Entity or other Person, give the other party the opportunity to attend and participate in any in-person meetings, substantive telephone calls or conferences with the DOJ, the FTC or other Governmental Entity or other Person; provided, however, that materials required to be provided pursuant to the foregoing clauses (i)-(iii) may be redacted (A) to remove references concerning the valuation of any of the parties or any of their respective Subsidiaries, (B) as necessary to comply with contractual arrangements and (C) as necessary to address reasonable privilege or confidentiality concerns; provided, further, that any of the parties may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.3(b) as “Outside Counsel Only Material” and materials so designated shall only be provided to each party’s outside counsel. (c) In connection with and without limiting the foregoing, Seller shall give any notices to third parties required under the Assigned Contracts, and Seller shall use reasonable best efforts to obtain third-party consents to any Assigned Contracts that are set forth on Schedule 1.1(c) or are otherwise required in connection with the Acquisition, which consents shall not, in any event, include any consent the need for which is obviated by the Sale Order or otherwise by the provisions of the Bankruptcy Code. (d) Each party shall give prompt notice to the other party (i) of any notice or other communication from any Governmental Entity in connection with this Agreement or the Acquisition, or from any Person alleging that the consent of such Person is or may be required in connection with the Acquisition, (ii) of any legal proceeding commenced or, to the knowledge of such party, threatened against it or any of its Affiliates or otherwise relating to, involving or affecting such party or any of its Affiliates, in each case in connection with, arising from or otherwise relating to the Acquisition, (iii) in the case of Seller, of any material written correspondence to or from the FDA or any other Regulatory Authority with respect to (A) the receipt of any FDA 483 observations or substantially equivalent notices involving any facility of Seller or any third party engaged by Seller in the manufacture of the Product, (B) the recall, correction, removal, market withdrawal or replacement of the Product, (C) a change in the marketing classification or a change in the labelling of the Product, the effect of which would reasonably be expected to be material to Seller or the conduct of the Business, (D) a non-substantial equivalence determination or denial of market approval by any Governmental Entity of the Product, (E) the mandatory or voluntary termination, enjoinment or suspension of the testing, manufacturing, marketing, export, import, or distribution of the Product or (F) a non-coverage determination by the Centers for Medicare and Medicaid Services or any other third-party payor with respect to the Product, the effect of which would reasonably be expected to be material to Seller or the conduct of the Business, and (iv) upon becoming aware of the occurrence or impending occurrence of any event or circumstance that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which would reasonably be expected to prevent or materially delay or impede the consummation of the Acquisition; provided, however, that the delivery of any notice pursuant to this Section 5.3(d) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date hereof or otherwise limit or affect the remedies available hereunder to any party. (e) Notwithstanding the foregoing, the obligations of the parties to obtain any consent, approval or waiver from the Bankruptcy Court shall be governed exclusively by Section 5.6, Section 5.7, Section 5.8 and Section 5.9. Section 5.4. Further Assurances. In addition to the provisions of this Agreement, from time to time after the Closing Date, Seller and Purchaser shall use reasonable best efforts to execute and deliver

39 such other instruments of conveyance, transfer or assumption, as the case may be, and take such other actions as may be reasonably requested to implement more effectively the conveyance and transfer of the Acquired Assets to Purchaser and the assumption of the Assumed Liabilities by Purchaser and otherwise to effect the purposes of this Agreement and the Transactions. In furtherance and not in limitation of the foregoing if, following the Closing, Seller (x) receives or becomes aware that it holds any asset, property or right which constitutes an Acquired Asset, then Seller shall transfer such asset, property or right to Purchaser or, as applicable, one or more designees of Purchaser as promptly as practicable after the Closing for no additional consideration, and pending such conveyance the parties shall reasonably cooperate with each other to provide Purchaser with all of the benefits of use of such asset, property or right and (y) receives any payment on accounts receivable included in the Acquired Assets, Seller shall hold such payment in trust and promptly (and in any event within two (2) Business Days) pay the amount thereof to Purchaser. If, following the Closing, Purchaser receives or becomes aware that it holds any asset, property or right which constitutes an Excluded Asset, then Purchaser shall transfer such asset, property or right to Seller as promptly as practicable for no additional consideration, and pending such conveyance the parties shall reasonably cooperate with each other to provide Seller with all of the benefits of use of such asset, property or right. Section 5.5. Assets Held by Other Persons. In furtherance and not in limitation of Seller’s obligations and Purchaser’s rights under Section 1.1, to the extent that any Person other than Seller owns, controls, possesses or otherwise has any rights to any assets or rights that are Primarily Related to the Product or the Business (including any material Regulatory Documentation) (collectively, “Business Assets”), Seller shall, no later than immediately prior to the Closing, obtain the full and exclusive rights to any Business Assets that constitute Regulatory Documentation (other than immaterial correspondence by or to Seller and not to or from any Regulatory Authority) and shall usually commercially reasonable efforts to obtain the full and exclusive rights to any other Business Assets, and at the Closing Seller shall (or with respect to Business Assets other than Regulatory Documentation, use commercially reasonable efforts to) sell, assign, transfer, convey and deliver, or cause (or with respect to Business Assets other than Regulatory Documentation, use commercially reasonable efforts to cause) to be sold, assigned, transferred, conveyed and delivered, the Business Assets to Purchaser free and clear of all Encumbrances of any and every kind, nature and description, other than Permitted Post-Closing Encumbrances. Section 5.6. The Sale Motion. Seller shall file a motion or motions with the Bankruptcy Court within three (3) days of the execution and delivery of this Agreement, or as otherwise agreed upon by the parties, seeking the following relief: (a) approval of the sale of the Acquired Assets; (b) approval of Purchaser as the “stalking horse” bidder for the Acquired Assets pursuant to the terms of this Agreement; (c) approval of the Bidding Procedures, Break-Up Fee, Expense Reimbursement Amount and bid and other related protections (the “Sale Motion”) in form and substance acceptable to Purchaser in its sole discretion. Seller shall use its best efforts to cause the Bankruptcy Court to enter the Bidding Procedures Order in the form of Exhibit C, not later than November 21, 2022. Seller shall use its best efforts to obtain entry of the Sale Order (provided Purchaser is the Successful Bidder) in form and substance acceptable to Purchaser in its sole discretion as more fully set forth in Exhibit D within two (2) Business Days after Purchaser is determined to be the Successful Bidder. Section 5.7. Cooperation with Respect to Bankruptcy Court Approvals. Purchaser shall take such actions as are reasonably requested by Seller to assist in obtaining entry by the Bankruptcy Court of the Bidding Procedures Order and the Sale Order. Section 5.8. Non-Solicitation of Stalking Horse Bidders. Seller shall not, and shall cause its Representatives, Affiliates, and its Affiliates’ Representatives not to solicit, negotiate or discuss with any Person (and Seller shall, and shall cause its Representatives, Affiliates and its Affiliates’ Representatives, to cease immediately any such ongoing activity), or enter into any agreement or understanding with respect

40 to, or approve or recommend, or knowingly facilitate, any sale, transfer or disposition, directly or indirectly, whether by means of an asset sale or otherwise, of the Acquired Assets as a replacement or alternative stalking horse bidder to Purchaser (an “Alternative Stalking Horse Transaction”). Section 5.9. Bankruptcy Court Filings. Seller shall consult with Purchaser with respect to, and Purchaser shall have the right to approve in its sole and absolute discretion, the proposed Bidding Procedures Order and the Sale Order prior to the presentation of such Orders to the Bankruptcy Court. Seller shall consult with Purchaser with respect to any other pleadings or proposed Orders to be presented to the Bankruptcy Court relating to the Transactions, and the bankruptcy proceedings in connection therewith, and provide Purchaser with copies of applications, pleadings, notices, proposed Orders and other documents to be filed by Seller in the Chapter 11 Case that relate in any way to this Agreement, the Acquisition, the Bidding Procedures, the Bidding Procedures Order or the Sale Order prior to the making of any such filing with or submission to the Bankruptcy Court. Section 5.10. Not a Back Up Bidder. The Bidding Procedures shall exclude Purchaser from any obligation to act as a Backup Bidder following the Auction (if any) in the event that Purchaser is not selected as the Successful Bidder. Notwithstanding the foregoing, Purchaser has the unilateral right to elect to serve as the Backup Bidder in its sole discretion. Section 5.11. Employee Matters. Neither Purchaser nor any Affiliate of Purchaser is obligated to hire any Business Employee or any other employee of Seller, but shall have the right to offer employment or a consulting or independent contractor engagement to any Business Employee. Seller shall provide Purchaser and its Affiliates reasonable access to the personnel records and personnel files of the Business Employees and shall provide such other information regarding the Business Employees as Purchaser may reasonably request prior to the Closing Date. Purchaser and its Affiliates may, in their sole discretion, provide an offer of employment or engagement as a consultant or independent contractor to any of the Business Employees (the employees identified to Seller by Purchaser to receive such offers, the “Offer Employees”), such offer to be made no more than three (3) Business Days following the Auction. Each offer of employment or engagement shall provide that employment or engagement with Purchaser or its Affiliate shall commence effective as of the Closing, subject to the Offer Employee’s continued employment with Seller through the Closing and conditioned upon the Closing and including such other terms and conditions as determined by Purchaser or its applicable Affiliate. Each Offer Employee who accepts the offer of employment or engagement delivered pursuant to this Section 5.11 shall be deemed a “Transferred Employee” as of the Closing. Seller shall cooperate with (including taking all actions reasonably requested by) Purchaser and its Affiliates with respect to the offer process described in this Section 5.11 within the time periods reasonably requested by Purchaser, including facilitating Purchaser’s interaction and offer of employment or engagement with Offer Employees no later than three (3) Business Days following the date hereof. Seller agrees not to interfere with Purchaser’s or its Affiliates’ offers of employment or engagement in this Section 5.11 and agrees not make any statement (orally or in writing), or engage in any conduct, that has the purpose or effect to discourage any Offer Employee from considering or accepting such offer of employment or engagement by Purchaser or any of its Affiliates. Immediately as of the Closing, the Transferred Employees (unless such employees accept an offer of engagement as a consultant or independent contractor and remains an employee of Seller) shall cease to actively participate in or accrue further benefits under any Benefit Plan. Seller shall be responsible for complying with Worker Adjustment and Retraining Notification Act of 1988 and any similar Laws in connection with this Agreement and the Transactions. Notwithstanding anything to the contrary in this Section 5.11, and without limiting the generality of Section 9.13, no Person (including any Business Employee) other than Purchaser or Seller shall have any right to enforce the provisions of this Section 5.11.

41 Section 5.12. Seller Confidentiality Agreements; Post-Closing Confidentiality. (a) Seller and Purchaser hereby agree that the Confidential Disclosure Agreement shall terminate, and no party shall have any further obligations thereunder, effective concurrently with the Closing, other than Purchaser’s obligations with respect to the confidentiality and non-use of confidential information exclusively related to the Excluded Assets and the Excluded Liabilities. (b) Effective at the Closing, Seller hereby assigns to Purchaser the assignable rights under Seller Confidentiality Agreements to enforce the non-use, non-disclosure and return or destruction of “Confidential Information” (as such term is defined in Seller Confidentiality Agreements) to the extent related to the Business, the Acquired Assets and the Assumed Liabilities and the non-solicitation provisions with respect to the Transferred Employees. To the extent that such rights are not assignable, Seller shall enforce, on Purchaser’s behalf and at Purchaser’s direction and sole expense, all such rights. (c) Seller shall not, and shall cause its controlled Affiliates and its directors and officers not to, disclose to any Person other than the directors, officers, employees and authorized representatives of Purchaser and its Affiliates, or use or otherwise exploit for their benefit, any Confidential Information, except (i) pursuant to any Order, as required in any Action or as otherwise required by applicable Law, (ii) to enforce Seller’s rights and remedies under this Agreement or (iii) as reasonably required in connection with the Chapter 11 Case; provided, however, that in the event disclosure is required by applicable Law or in connection with the Chapter 11 Case, Seller shall, to the extent reasonably possible, provide Purchaser with prompt notice of such requirement prior to making any disclosure so that Purchaser may seek at its own cost and expense an appropriate protective order. “Confidential Information” shall mean any proprietary or confidential information to the extent related to the Business, the Acquired Assets, the Assumed Liabilities or Purchaser or any of its Affiliates, excluding any information that (x) is (as of the Closing Date) or becomes generally available to the public other than as a result of a breach of this Section 5.12(c) or (y) becomes available to Seller, its Affiliates or its directors and officers after the Closing Date on a non-confidential basis from a source other than Purchaser or its Affiliates, provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to Purchaser or their Affiliates or any other Person with respect to such information. Section 5.13. Use of Names and Marks. Purchaser and its Affiliates acknowledge and agree that, notwithstanding the transfer of the Seller Intellectual Property included in the Acquired Assets, (a) Seller will continue using its current corporate names, and (b) Seller shall be entitled to refer to names and marks included in the Acquired Assets in filings with Governmental Entities and for factual or historical reference. Section 5.14. Permits . As promptly as practicable after the Closing, Seller and Purchaser shall file with each applicable Governmental Entity the notices and information required pursuant to any applicable Law to transfer the Permits included in the Acquired Assets from Seller to Purchaser. The parties also agree to use all commercially reasonable efforts to take any and all other actions required by any Governmental Entity to effect the transfer of the Permits included in the Acquired Assets from Seller to Purchaser. Section 5.15. Reporting. Seller shall: (a) deliver to Purchaser, substantially contemporaneously with its delivery to the administrative agent under the DIP Facility, all disclosures, including, but not limited to all weekly cash-flow, variance and similar financial reporting required under the DIP Facility and (b) deliver to Purchaser such additional financial and other information with respect to the Business and the Seller, and on such periodic basis, as may reasonably be requested by Purchaser. Section 5.16. Additional Actions. Neither Seller nor Purchaser will file any pleading or take any other action in the Bankruptcy Court with respect to this Agreement or the consummation of the

42 Transactions that is inconsistent with performing and carrying out the provisions of this Agreement in accordance with the terms and subject to the conditions herein; provided, however, that nothing contained in the foregoing will be construed to limit in any way Purchaser’s rights under this Agreement, or to limit Purchaser’s or Seller’s rights to advocate for the approval of this Agreement and against any Alternative Stalking Horse Transaction; notwithstanding the foregoing, Purchaser hereby agrees and acknowledges that this Agreement and the Transactions are subject to Seller’s right and ability to solicit, negotiate, discuss, and consider higher or otherwise better competing bids with respect to the Business, in each case in accordance with the Bidding Procedures Order following its entry by the Bankruptcy Court. Section 5.17. Restrictive Covenants. (a) From and after the Closing through the last day of the Non-Competition Period, Seller shall not, and shall cause its Affiliates not to, either alone or in conjunction with others, directly or indirectly, (i) engage in or assist other Persons in engaging in any Competing Business anywhere in the world, (ii) have an interest in any Person that engages directly or indirectly in any Competing Business in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant or (iii) make any negative, derogatory or disparaging statements or communications regarding Purchaser, the Business, or the Affiliates or Representatives of Purchaser. For purposes of this Section 5.17(a), (1) “Competing Business” means the development, manufacture, commercialization, sale, or other Exploitation of any compound, product candidate or product that treats or is intended to neutralize, abrogate or reverse the antiplatelet activity of ticagrelor, including any anti-ticagrelor antibody or antibody fragment, or otherwise competes, directly or indirectly, or is reasonably likely to compete, directly or indirectly, with the Product or the grant to any third party of any right to do any of the foregoing and (2) “Non-Competition Period” means the period commencing as of the Closing and ending on the date that is the fifth (5th) anniversary of the Closing Date. Notwithstanding anything in this Section 5.17(a) to the contrary, (x) the restrictive covenants in this Section 5.17(a) shall in no way prevent Seller from acquiring not more than 1% of the outstanding equity securities of any company listed on a national securities exchange engaged in a Competing Business solely as a passive investment and (y) in the event of an acquisition of Seller (including by merger, consolidation or sale of stock) by, or the sale or transfer of all or substantially all of the assets of Seller to, a third party that is not an Affiliate of Seller, nothing in this Agreement or any Ancillary Document shall restrict the acquiring party or its Affiliates, other than Seller and Seller’s controlled Affiliates, from pursuing or engaging in the Competing Business if such acquiring party or its Affiliates engaged in the Competing Business prior to the completion of such transaction; provided, however, that (A) all such acquiring party’s or its Affiliates’ activities related to the Competing Business shall be kept separate from the activities of Seller and Seller’s controlled Affiliates and (B) such acquiring party or its Affiliates shall implement procedures customary in the industry to ensure that employees of Seller or any of its controlled Affiliates who had access to or knowledge of the Acquired Assets are not utilized by such acquiring party or its Affiliates in such Competing Business. (b) During the period commencing on the Closing Date and ending on the third (3rd) anniversary of the Closing Date (the “Non-Solicitation Period”), Seller shall not, and shall cause its controlled Affiliates to not, directly or indirectly, either individually or acting in concert with another Person or Persons, (i) request, induce or attempt to influence any distributor, supplier, vendor, licensor, licensee, sales representative or customer of goods or services of the Business to curtail, cancel or refrain from maintaining or increasing the amount or type of business such Person is currently transacting, or may be transacting during the Non-Solicitation Period, with the Business or modify its pricing or other terms with the Business, or otherwise make any negative, derogatory or disparaging statements or communications regarding Purchaser, the Business, or the Affiliates or Representatives of Purchaser.

43 (ii) solicit or induce any individual who is or was a Business Employee to terminate his or her employment with Purchaser or any of its Affiliates or offer employment to or hire or otherwise engage any such individual, whether as an independent contractor, consultant or otherwise (provided that this Section 5.17(b)(ii) shall not restrict Seller from soliciting, hiring or otherwise recruiting any Business Employee who at the time of such solicitation, hiring or recruitment (A) is not an employee of Purchaser or its Affiliates and (B) either voluntarily terminated his or her employment with Purchaser or its Affiliates or was terminated involuntarily by Purchaser or its Affiliates at least six (6) months prior to such solicitation, hiring and recruitment); or (iii) influence or attempt to influence any person who is an employee of the Business during the Non-Solicitation Period to terminate his or her employment or engagement with Purchaser. (c) Seller acknowledges and agrees that the provisions of this Section 5.17 are necessary and reasonable to protect Purchaser in the conduct of its business and are a material inducement to Purchaser’s execution and delivery of this Agreement and its willingness to enter into the Transactions. The parties recognize that the Laws and public policies of various jurisdictions may differ as to the validity and enforceability of covenants similar to those set forth in this Section 5.17. The parties agree that any court or arbitral authority is expressly authorized to modify any unenforceable provision of this Section 5.17 instead of severing the unenforceable provision from this Section 5.17 in its entirety, whether by rewriting the offending provision, adding additional language to this Section 5.17, or by making any other modifications it deems warranted to carry out the intent and agreement of the parties as embodied in this Section 5.17. It is the intention of the parties that the provisions of this Section 5.17 be enforced to the fullest extent permissible under the Laws and policies of each jurisdiction in which enforcement may be sought and that the unenforceability (or the modification to conform to such Laws or policies) of any provision of this Section 5.17 shall not render unenforceable, or impair, the remainder of the provisions of Section 5.17 or any other provision in this Agreement. Accordingly, if any provision of this Section 5.17 shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction. (d) Seller acknowledges and agrees that a breach or threatened breach of this Section 5.17 will cause irreparable damage and substantial loss to Purchaser and its Affiliates, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, Seller acknowledges and agrees that in the event of a breach or threatened breach of this Section 5.17, Purchaser shall be entitled to equitable relief, including injunctive relief, in addition to any and all other rights and remedies that may be available to it in respect of such breach under any applicable Law or under this Agreement, without posting bond or other security and without a showing of the inadequacy of monetary damages as a remedy. (e) The Non-Competition Period and the Non-Solicitation Period shall automatically be extended for any period of time during which the Seller is not in compliance with the covenants and agreements set forth in this Section 5.17. Section 5.18. Transitional Support; Phase 3 Trial Sponsorship. In furtherance and not in limitation of Seller’s obligations under the Transition Services Agreement and otherwise under this Agreement, from and after the date hereof until the later of the “Term” (as defined in the Transition Services Agreement) or the first anniversary of the Closing Date, to the extent permitted by Law and subject in all cases to the last sentence of Section 5.1(b) Seller shall use commercially reasonable efforts to cause (or, with respect to the period prior to the Closing, to prepare for), and shall reasonably cooperate with Purchaser with respect to, the transition of the Acquired Assets and the Business from Seller to Purchaser as

44 contemplated herein, including (a) coordinating with Purchaser to ensure continuity of the development program with respect to the Product, including with respect to the Business Employees and Seller’s laboratory services and operations, (b) facilitating a prompt transition to Purchaser or its designated Affiliates of the Phase 3 Trial sponsorship, study sites and investigator and clinical development relationships on such date or dates on or after the Closing Date as specified by Purchaser in writing, (c) if and to the extent requested by Purchaser (and without duplication of any amounts payable under the Transition Services Agreement), entering into a sublease or other arrangement to be effective upon the Closing whereby Purchaser would be entitled to use a portion of Seller’s facilities located in Malvern, PA (or any replacement facilities, including Seller’s laboratory and related facilities used in the Business) and would reimburse Seller for Purchaser’s pro rata share of costs associated with such use by Purchaser and otherwise, (d) communicating with licensors, licensees, suppliers, vendors, contractors, employees and other third parties as reasonably requested by Purchaser and (e) assisting Purchaser as reasonably requested in connection with all of the foregoing. ARTICLE VI CONDITIONS PRECEDENT Section 6.1. Conditions Precedent to Obligation of Seller and Purchaser. The respective obligations of each party to effect the Transactions shall be subject to the satisfaction at or prior to the Closing of the following conditions: (a) Approvals. Any waiting period (and extensions thereof) applicable to the Acquisition under any Antitrust Law shall have expired or been terminated and any other required approvals, consents or clearances under any Antitrust Laws shall have been obtained; and (b) No Orders. No Governmental Entity of competent jurisdiction shall have notified either Party that any investigation or review of the Transactions is ongoing or enacted, enforced or entered any Law and no Order (whether temporary, preliminary or permanent) shall be in effect on the Closing Date that has the effect of making the Transactions illegal or otherwise prohibiting the Closing. Section 6.2. Conditions Precedent to Obligation of Seller. The obligations of Seller to effect the Transactions shall be subject to the satisfaction or waiver (to the extent permitted by applicable Law) by Seller at or prior to the Closing of the following conditions: (a) Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true and correct (disregarding any exception or qualification in such representations and warranties relating to “material” or “materiality”) as of the date hereof and as of the Closing Date (except to the extent such representations and warranties speak as of another date (other than the date of this Agreement), in which case such representations and warranties shall be true and correct as of such other date), except where the failure of such representations and warranties to be so true and correct (disregarding any exception or qualification in such representations and warranties relating to “material” or “materiality”) has not and would not reasonably be expected to, individually or in the aggregate, materially impair or materially delay Purchaser’s ability to perform its obligations under this Agreement or to consummate the Transactions; (b) Covenants. The covenants and obligations of Purchaser to be performed or complied with at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects; (c) Sale Order. The Bankruptcy Court shall have entered the Sale Order and such Order shall not have been stayed as of the Closing Date, stayed pending appeal, reversed or vacated; and

45 (d) Officer’s Certificates. Purchaser shall have delivered to Seller a certificate duly executed by an authorized officer of Purchaser certifying to the effect that the conditions set forth in Section 6.2(a) and Section 6.2(b) have been satisfied. The foregoing conditions are for the benefit of Seller only and accordingly Seller will be entitled to waive compliance with any such conditions if they see fit to do so, without prejudice to rights and remedies at Law and in equity and also without prejudice to any rights of termination or otherwise in the event of the failure to fulfill any other conditions in whole or in part. Section 6.3. Conditions Precedent to Obligation of Purchaser. The obligations of Purchaser to effect the Transactions shall be subject to the satisfaction or waiver (to the extent permitted by applicable Law) by Purchaser at or prior to the Closing of the following conditions: (a) Representations and Warranties. (i) The representations and warranties of Seller shall be true and correct in all material respects (disregarding any exception or qualification in such representations and warranties relating to “material,” “materiality” or “Material Adverse Effect”) as of the date hereof and as of the Closing Date (except to the extent such representations and warranties speak as of another date (other than the date of this Agreement), in which case such representations and warranties shall be true and correct as of such other date); (b) Covenants. The covenants and obligations of Seller to be performed or complied with at or prior to the Closing pursuant to this Agreement shall have been duly performed and complied with in all material respects; (c) Assigned Contracts. Except as provided in Section 1.5(e), Seller shall have (i) obtained the consents and waivers set forth on Schedule 6.3(c), which consents shall not, in any event, include any consent the need for which is obviated by the Sale Order or otherwise by the provisions of the Bankruptcy Code, and (ii) assigned to Purchaser the Assigned Contracts set forth on Schedule 1.1(c), subject to Purchaser’s provisions of adequate assurance of future performance as required under Section 365 of the Bankruptcy Code and, except for the express contractual rights of the counterparties to the Assigned Contracts, no Person (other than Purchaser) will have any ownership or other interest in any Acquired Asset or otherwise with respect to the Business; (d) Actions. No Action shall have been commenced against Purchaser or Seller that would prevent the Closing or that would otherwise materially and adversely affect Purchaser’s ability to operate the Business following the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any Transaction; (e) Sale Order. The Bankruptcy Court shall have entered the Sale Order, and such Order (i) shall not have been stayed as of the Closing Date, stayed pending appeal, reversed or vacated and (ii) shall not have been amended, supplemented or otherwise modified in any manner materially adverse to Purchaser; (f) Officer’s Certificates. Seller shall have delivered to Purchaser a certificate duly executed by an executive officer of Seller certifying to the effect that the conditions set forth in Section 6.3(a), Section 6.3(b), and Section 6.3(g) have been satisfied; (g) Material Adverse Effect. From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event or events have occurred that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to result in a Material Adverse Effect;

46 (h) Key Employees. The Required Key Employees shall have accepted and not rescinded offers of employment or engagement as a consultant or independent contractor and shall constitute Transferred Employees as of the Closing; and (i) Contract Amendment. A binding term sheet with respect to, or an amendment of, the Contract set forth on Schedule 6.3(i), with such terms and conditions that are acceptable to Purchaser in its sole and absolute discretion, shall have been duly executed by the counterparty thereto, which, upon countersignature by Purchaser, shall be effective at or prior to Closing. The foregoing conditions are for the benefit of Purchaser only and accordingly Purchaser will be entitled to waive compliance with any such conditions if they see fit to do so, without prejudice to any rights and remedies at Law and in equity and also without prejudice to any of rights of termination or otherwise in the event of the failure to fulfill any other conditions in whole or in part. ARTICLE VII INDEMNIFICATION Section 7.1. Indemnification. (a) Survival. All representations and warranties contained in this Agreement, any Ancillary Document or in any certificate or instrument delivered by or on behalf of Seller, any Affiliate of Seller or Purchaser pursuant to this Agreement, including the certificates delivered at Closing pursuant to Section 6.2(d) and Section 6.3(f), shall survive the Closing and shall continue until 11:59 p.m. Eastern Time on the date that is eighteen (18) months following the Closing Date, at which time they shall expire. Notwithstanding the foregoing, each of the representations and warranties in Section 3.1 (Qualification, Organization, Subsidiaries), Section 3.2 (Authority of Seller), Section 3.6 (Title to Property; Sufficiency of Assets), Section 3.8 (Brokers or Finders), Section 3.10 (Intellectual Property), Section 3.19 (Taxes), Section 4.1 (Qualification; Organization), Section 4.2 (Authority of Purchaser) and Section 4.5 (Brokers or Finders) (collectively, the “Fundamental Reps”) shall survive the Closing until 11:59 p.m. Eastern Time on the date that is the later of (i) the seventh anniversary of the Closing Date or (ii) 60 days after the expiration of all applicable statutes or periods of limitations (giving effect to any waiver, mitigation or extension thereof) (which, for the avoidance of doubt, does not mean the statute of limitations applicable to a claim for breach of contract). All covenants, agreements or obligations contained in this Agreement, any Ancillary Document or in any certificate or instrument delivered by or on behalf of Seller, any Affiliate of Seller or Purchaser pursuant to this Agreement shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding anything to the contrary set forth in this Agreement, any claim for indemnity asserted in good faith and in writing by notice from the non-breaching party to the breaching party prior to the termination of the applicable survival period set forth above and, for the avoidance of doubt, regardless of whether any Actions related to such claim has then been filed, shall not thereafter be barred by the expiration of the relevant representation, warranty or covenant and shall survive until finally resolved by Actions or otherwise in accordance with this Agreement or until the maximum time allowed by Law. (b) Indemnification by Seller. Following the Closing, Seller shall indemnify, defend and hold harmless Purchaser and its Affiliates, and their respective Representatives, equity holders, successors and permitted assigns (collectively, “Purchaser Indemnitees”) from and against, and compensate and reimburse Purchaser Indemnitees for, any and all Losses actually incurred or suffered by any Purchaser Indemnitee arising out of or related to: (i) any inaccuracy in or any breach by Seller or any Affiliate of Seller of any of the representations or warranties made by Seller or any Affiliate of Seller in ARTICLE III or in any

47 certificate or instrument delivered by or on behalf of Seller or any Affiliate of Seller pursuant to this Agreement; (ii) any failure of Seller or any Affiliate of Seller to perform or any breach by Seller or any Affiliate of Seller of any of its covenants, agreements or obligations contained in this Agreement, or in any certificate or instrument delivered by or on behalf of Seller or any Affiliate of Seller pursuant to this Agreement; (iii) any Excluded Liability; (iv) any failure of Seller to pay Periodic Taxes or Transfer Taxes allocated to Seller under Section 9.1; or (v) any Taxes required by applicable Law to be withheld from any payment to Seller made hereunder that are not withheld by Purchaser, but not including penalties, interest or additions to Tax resulting from Purchaser’s or the applicable withholding agent’s failure to timely withhold and pay such Taxes. (c) Indemnification by Purchaser. Following the Closing, Purchaser shall indemnify, defend and hold harmless Seller and its Affiliates, and their respective Representatives, equity holders, successors and permitted assigns (collectively, “Seller Indemnitees”) from and against, and compensate and reimburse Seller Indemnitees for, any and all Losses incurred or suffered by any Seller Indemnitee arising out of or related to: (i) any inaccuracy in or any breach by Purchaser or any Affiliate of Purchaser of any of the representations or warranties made by Purchaser or any Affiliate of Purchaser in ARTICLE IV or in any certificate or instrument delivered by or on behalf of Purchaser or any Affiliate of Purchaser pursuant to this Agreement; (ii) any failure of Purchaser or any Affiliate of Purchaser to perform or any breach by Purchaser or any Affiliate of Purchaser of any of its covenants, agreements or obligations contained in this Agreement or in any certificate or instrument delivered by or on behalf of Purchaser or any Affiliate of Purchaser pursuant to this Agreement; (iii) any Assumed Liability; or (iv) any failure of Purchaser to pay Periodic Taxes or Transfer Taxes allocated to Purchaser under Section 9.1. Section 7.2. Claim Procedure. (a) Except as provided in Section 7.2(b) with respect to Third Party Claims, in the event of a claim made by a Purchaser Indemnitee or a Seller Indemnitee (the “Indemnified Party”), the Indemnified Party shall give reasonably prompt written notice to the other party (the “Indemnifying Party”), which notice (an “Indemnification Certificate”) shall describe such Indemnified Party’s claim for indemnification and the estimated amount, if reasonably practicable, of the claimed Losses; provided, however, that the failure to give reasonably prompt notice shall not relieve the applicable Indemnifying Party of its indemnification obligations under this Agreement except to the extent that the Indemnifying Party is materially and adversely prejudiced by reason of such failure. The Indemnified Party shall be entitled to payment for the Losses set forth in the Indemnification Certificate pursuant to Section 7.2(c) unless the Indemnifying Party objects in a written statement to the claim made in the Indemnification

48 Certificate and delivers such statement to the Indemnified Party prior to the expiration of thirty (30) days from the Indemnifying Party’s receipt of such Indemnification Certificate. An Indemnifying Party’s failure to object within such thirty (30) day period to any claim set forth in an Indemnification Certificate shall be deemed to be the Indemnifying Party’s acceptance of, and waiver of any objections to, such claim. If an Indemnifying Party shall so object in writing to any claim or claims made in any Indemnification Certificate, the Indemnifying Party and the Indemnified Party shall attempt in good faith for a period of twenty (20) days following the Indemnified Party’s receipt of such objection notice to agree upon the respective rights of the parties with respect to each of such claims. If no such agreement can be reached after such twenty (20) day period of good faith negotiation, either the Indemnifying Party or the Indemnified Party may initiate Actions for purposes of having the matter settled in accordance with the terms of this Agreement. (b) In the event an Indemnified Party becomes aware of a claim made by a third party (including any Action commenced or threatened to be commenced by any third party) (each, a “Third Party Claim”) that such Indemnified Party reasonably believes may result in an indemnification claim pursuant to Section 7.1, such Indemnified Party shall promptly (and in any event within thirty (30) days after becoming aware of such Third Party Claim) notify the Indemnifying Party in writing of such Third Party Claim (such notice, the “Claim Notice”). The Claim Notice shall describe (to the extent known by the Indemnified Party) the Third Party Claim and provide the estimated amount, if reasonably practicable, of the claimed damages; provided, however, that no delay or failure on the part of the Indemnified Party in delivering a Claim Notice shall relieve the Indemnifying Party from any Liability hereunder except to the extent that the Indemnifying Party is materially and adversely prejudiced by reason of such failure. Purchaser may, upon written notice thereof to Seller, assume control of the defense of any Third Party Claim referred to therein (at Seller’s sole cost and expense (which shall be subject to Section 7.3) if Seller is the Indemnifying Party). If Purchaser does not so assume control of the defense of such Third Party Claim, Seller shall control the defense of such Third Party Claim, and for the avoidance of doubt all costs and expenses associated therewith shall constitute Losses subject to indemnification and reimbursement pursuant and subject to this ARTICLE VII. The Party not controlling the defense of such Third Party Claim (the “Non-Controlling Party”) may participate therein at its own expense; provided, however, that if the Indemnifying Party assumes control of the defense of such Third Party Claim and the Indemnifying Party and the Indemnified Party have materially conflicting interests or different defenses available with respect to such Third Party Claim that cause the Indemnified Party to hire its own separate counsel with respect to such Third Party Claim, the reasonable fees and expenses of a counsel to the Indemnified Party shall be considered “Losses” for purposes of this Agreement. The party controlling the defense of a Third Party Claim (the “Controlling Party”) shall keep the Non-Controlling Party reasonably advised of the status of such claim and the defense thereof and shall consider in good faith recommendations made by the Non- Controlling Party with respect thereto. The Non-Controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Third Party Claim (including copies of any summons, complaint or other pleading that may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Third Party Claim; provided that neither the Controlling Party nor the Non-Controlling Party will be required to furnish any such information that would (in the reasonable judgment of such party upon advice of counsel) be reasonably likely to (a) waive any privileges, including the attorney-client privilege, held by such party or any of its Affiliates or (b) breach any duty of confidentiality owed to any Person (whether such duty arises contractually, by Law or otherwise) or any Contract with any other Person or violate any applicable Law (provided, that such party shall use commercially reasonable efforts to obtain any required consents and take such other reasonable action (such as the entry into a joint defense agreement or other arrangement to avoid loss of attorney-client privilege) to permit such access). Neither the Indemnified Party nor the Indemnifying Party shall agree to any settlement of, or the entry of any judgment arising from, any such Third Party Claim without the prior written consent of the other such party, which consent shall not be unreasonably withheld, conditioned or

49 delayed; provided, however, that the consent of the Indemnified Party shall not be required with respect to any such settlement or judgment if the Indemnifying Party agrees in writing to pay or cause to be paid any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes no admission of liability by or other obligation on the part of the Indemnified Party and includes a complete release of the Indemnified Party from further Liability. (c) Once a Loss is agreed to by the Indemnifying Party or is finally adjudicated or otherwise finally determined to be payable pursuant to this ARTICLE VII (the “Determination Date”), subject to Section 7.2(d), the Indemnifying Party shall satisfy its obligations within ten (10) Business Days of the Determination Date by wire transfer of immediately available funds to an account designated by the Indemnified Party. (d) The Purchaser Indemnitees may set off any amount to which they may be entitled under this Agreement (including this ARTICLE VII) against any amount otherwise payable by Purchaser or any other Purchaser Indemnitee to Seller or any Affiliate of Seller (including any Milestone Payments). For the avoidance of doubt, Purchaser may exercise such right of setoff prior to the Determination Date with respect to any claim under this ARTICLE VII. The exercise of such setoff right in good faith, whether or not ultimately determined to be justified, will not constitute a breach or event of default under this Agreement or any other Contract relating to any amount against which the setoff is applied. Neither the exercise of, nor the failure to exercise, the Purchaser Indemnitees’ rights under this Section 7.2 shall constitute an election of remedies or limit any Purchaser Indemnitee in any manner in the enforcement of any other remedies that may be available to it; provided, however, that Purchaser’s exclusive means of recovery with respect to any claims pursuant to Section 7.1(b)(i) shall be pursuant to the setoff rights set forth in this Section 7.2(d). Section 7.3. Limitations on Indemnification. (a) No Indemnifying Party shall be liable to an Indemnified Party under Section 7.1(b)(i) or Section 7.1(c)(i), as applicable (other than with respect to any inaccuracies in or breaches of a Fundamental Rep), until the aggregate amount of all Losses sought from the Indemnifying Party under this ARTICLE VII exceeds $250,000 (the “Deductible”), in which case the Indemnified Party shall be entitled to indemnification of the Indemnified Party’s Losses in excess of such amount. In no event shall any Indemnifying Party have Liability for indemnification under Section 7.1(b)(i) or Section 7.1(c)(i), as applicable (other than with respect to any inaccuracies in or breaches of a Fundamental Rep), for any amount exceeding, in the aggregate, $10,000,000. In no event shall any Indemnifying Party have Liability for indemnification under this ARTICLE VII for any amount exceeding, in the aggregate, the Purchase Price received by or payable to Seller; provided, however, that the limitations on indemnification under this Section 7.3 shall not apply to Fraud. (b) For purposes of this ARTICLE VII, all “material,” “Material Adverse Effect” and similar materiality type qualifications contained in the representations and warranties shall be ignored and not given any effect, including for purposes of determining (a) the amount of any Losses incurred, (b) whether or not a breach of a representation or warranty has occurred and (c) whether the Basket has been surpassed. (c) The amount of Losses recovered by an Indemnified Party under Section 7.1(b) or Section 7.1(c), as applicable, shall be reduced by (i) any amounts actually recovered by the Indemnified Party from a third party in connection with such Third Party Claim and (ii) the amount of any insurance proceeds paid to the Indemnified Party relating to such claim, in each case ((i) and (ii)), net of the Indemnified Party’s costs of recovery (including any related premium increases). If any amounts referenced in the preceding sentence are received after payment by the Indemnifying Party of the full amount otherwise

50 required to be paid to an Indemnified Party pursuant to this ARTICLE VII, the Indemnified Party shall repay to the Indemnifying Party, promptly after such receipt, any amount that the Indemnifying Party would not have had to pay pursuant to this ARTICLE VII had such amounts been received prior to such payment. Section 7.4. Tax Treatment of Indemnification Payments. All payments made pursuant to this ARTICLE VII shall be treated as adjustments to the Purchase Price for all Tax purposes, unless otherwise required by applicable Law. Section 7.5. Exclusive Remedy. Subject to Section 1.6(a)(ii)(E) and Section 9.14, each party acknowledges and agrees that, following the Closing, the remedies provided for in this ARTICLE VII shall be the sole and exclusive remedies for claims and damages available to the Indemnified Parties for breaches of the representations and warranties in ARTICLE III and ARTICLE IV and any certificate delivered in connection with this Agreement, except that nothing herein shall limit the Liability of either party for claims arising from Fraud. This Section 7.5 shall not affect either party’s (or their respective Affiliates’) ability to exercise any rights or remedies available to such party (or their respective Affiliates) under Section 9.14 or under any Ancillary Document with respect to claims arising under such Ancillary Document. Section 7.6. Effect of Investigation. The representations, warranties and covenants of the Indemnifying Party, and any Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of any Indemnified Party (including by any of its Representatives) or by reason of the fact that any Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of any Indemnified Party’s waiver of any condition set forth in Section 6.2 or Section 6.3, as the case may be. ARTICLE VIII TERMINATION Section 8.1. Termination. (a) This Agreement may be terminated by either Purchaser or Seller in the event that the Closing has not occurred on or before January 31, 2023, or such later date as may be mutually agreed in writing by the parties (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(a) shall not be available to any party whose failure to materially perform any of its obligations under this Agreement required to be performed by it at or prior to the Closing results in the failure of the Closing to occur prior to such date. (b) This Agreement may also be terminated prior to the Closing: (i) at any time by the mutual written agreement of Purchaser and Seller; (ii) by Purchaser, if (x) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Seller which breach, either individually or in the aggregate with other breaches by Seller, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, or (y) Seller has breached the Bidding Procedures Order or the Sale Order, which such breach, in each case which is not cured within ten Business Days following written notice to Seller thereof (and in any event prior to the Outside Date) or which by its nature or timing cannot be cured within such time period (provided, that Purchaser is not then in material breach of any of the covenants, agreements, representations or warranties set forth in this Agreement on the part of Purchaser);

51 (iii) by Seller, if (x) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of Purchaser which breach, either individually or in the aggregate with other breaches by Purchaser, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, or (y) there has been any material breach by Purchaser of the Bidding Procedures Order or the Sale Order, in each case which is not cured within ten (10) Business Days following written notice to Purchaser thereof (and in any event prior to the Outside Date) or which by its nature or timing cannot be cured within such time period (provided, that Seller is not then in material breach of any of the covenants, agreements, representations or warranties set forth in this Agreement on the part of Seller); (iv) by Purchaser, if Seller shall fail to file the Sale Motion with the Bankruptcy Court within three (3) Business Days following the execution of this Agreement; (v) by Purchaser, if Seller files a motion requesting, consents to, fails to timely contest a pleading seeking, or the Bankruptcy Court, sua sponte, orders (A) a conversion of the Chapter 11 Case into a liquidation proceeding under Chapter 7 of the Bankruptcy Code, (B) the dismissal of the Chapter 11 Case, (C) the appointment of a Chapter 11 trustee or examiner or (D) the termination or reduction of the exclusivity period described in 11 U.S.C. § 1121(b); (vi) by Purchaser, if the Bankruptcy Court enters any Order materially inconsistent with the Bidding Procedures Order, the Sale Order, this Agreement or the Acquisition, each as determined by Purchaser in its reasonable discretion; (vii) by either Seller or Purchaser, if a Governmental Entity issues a final, non- appealable ruling or Order permanently prohibiting the Transactions; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(vii) shall not be available to any party whose breach of any of its representations, warranties, covenants or agreements contained herein results in such ruling or Order; (viii) by Purchaser, if any creditor of Seller obtains a final and unstayed Order of the Bankruptcy Court granting relief from the stay to foreclose on any portion of the Acquired Assets; (ix) by either Seller or Purchaser, if the Auction has occurred and Purchaser is not the Successful Bidder; (x) by Purchaser, if the DIP Facility shall have been terminated, the DIP Lenders shall have refused to advance funds on account of the failure of any condition precedent thereto or the principal amount of the loans thereunder shall be (or shall be asserted by the lenders thereunder to be) due and payable at any time on or prior to the Closing; and (xi) by Purchaser, if the Bankruptcy Court has not entered the Bidding Procedures Order by November 21, 2022. For the avoidance of doubt, the parties acknowledge and agree, that in the event that Seller determines that the last Overbid submitted by Purchaser is higher or otherwise better than all other Qualified Bids as such Qualified Bids may be amended by an Overbid submitted at the Auction, then within two (2) Business Days following the conclusion of the Auction, Seller and Purchaser shall enter into an amendment to this Agreement to reflect Purchaser’s last Overbid. Section 8.2. Effect of Termination.

52 (a) Except as otherwise provided in this Section 8.2, in the event of termination of this Agreement by either party in accordance with Section 8.1, all rights and obligations of the parties under this Agreement shall terminate without any Liability of any party to the other party, except for Liability for Fraud or intentional breach of this Agreement prior to such termination. The provisions of Section 1.6(b)(ii), Section 1.6(b)(iii), Section 5.10, this Section 8.2 and ARTICLE IX (other than Section 9.1 and Section 9.2) shall expressly survive the termination of this Agreement. (b) In consideration of Purchaser and its Affiliates having expended considerable time and expense in connection with this Agreement and the negotiation thereof, and the identification and quantification of assets to be included in the Acquired Assets, and to compensate Purchaser as a stalking- horse bidder, and regardless of whether or not Purchaser makes any matching or competing bids at the Auction, in the event that this Agreement is terminated pursuant to Section 8.1 (other than (x) by Purchaser and Seller pursuant to Section 8.1(b)(i) or (y) by Seller pursuant to Section 8.1(a) or Section 8.1(b)(iii) (unless at the time of any such termination Purchaser would have been entitled to terminate this Agreement)), Purchaser shall be entitled to payment by Seller of a break-up fee in an amount equal to $2,000,000 (the “Break-Up Fee”), which such amount Seller shall pay (or cause to be paid) to Purchaser upon the consummation of an Alternative Transaction. The Break-Up Fee shall be treated as a superpriority claim to be paid prior to all unsecured claims and all administrative expense claims in the Chapter 11 Case under Section 503(b)(1)(A) and Section 507(a)(2) of the Bankruptcy Code, subject only to the superpriority claims granted in favor of the DIP Lender in an amount not to exceed the amount of the DIP Loan Commitment (as defined in the interim order authorizing Seller to obtain postpetition financing and related relief [Chapter 11 Case Docket No. 57] and in any final order thereon). Seller acknowledges and agrees that (i) the approval of the Break-Up Fee is an integral part of the Transactions; (ii) in the absence of Seller’s obligation to pay the Break-Up Fee, Purchaser would not have entered into this Agreement; (iii) the entry of Purchaser into this Agreement is necessary for preservation of the estate of Seller and is beneficial to Seller because, in Seller’s business judgment, it will enhance Seller’s ability to maximize the value of its assets for the benefit of its creditors and other stakeholders; (iv) the Break-Up Fee is reasonable in relation to Purchaser’s costs and efforts and to the magnitude of the Transactions and Purchaser’s lost opportunities resulting from the time spent pursuing the Transactions; and (v) time is of the essence with respect to the entry of the Bidding Procedures Order by the Bankruptcy Court, approving, among other things, the process by which bids may be solicited, including the Bidding Procedures. For the avoidance of doubt, the Break- Up Fee, if payable pursuant to this Section 8.2(b), shall be in addition to the return of the Deposit Funds and payment of the Expense Reimbursement Amount, in each case, to the extent payable to Purchaser pursuant to Section 1.6(b)(iii) and Section 8.2(c), respectively. (c) In consideration of Purchaser and its Affiliates having expended considerable time and expense in connection with this Agreement and the negotiation thereof, and the identification and quantification of assets to be included in the Acquired Assets, and to compensate Purchaser as a stalking- horse bidder, and regardless of whether or not Purchaser makes any matching or competing bids at the Auction, in the event that this Agreement is terminated pursuant to Section 8.1 (other than (x) by Purchaser and Seller pursuant to Section 8.1(b)(i) or (y) by Seller pursuant to Section 8.1(a) or Section 8.1(b)(iii) (unless at the time of any such termination Purchaser would have been entitled to terminate this Agreement)), Purchaser shall be entitled to payment by Seller of the Expense Reimbursement Amount, which such amount Seller shall pay (or cause to be paid) to Purchaser upon the consummation of an Alternative Transaction. Seller acknowledges and agrees that (A) the payment of the Expense Reimbursement Amount is an integral part of the Transactions, (B) in the absence of Seller’s obligation to make this payment, Purchaser would not have entered into this Agreement, (C) the damages resulting from termination of this Agreement under circumstances where Purchaser is entitled to the Expense Reimbursement Amount are uncertain and incapable of accurate calculation and that the delivery of the Expense Reimbursement Amount to Purchaser is not a penalty, but rather shall constitute a reasonable amount that will compensate Purchaser in the circumstances where Purchaser is entitled to the reimbursable

53 expenses for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummating of the Transactions, and that, without these agreements, Purchaser would not enter into this Agreement; (D) time is of the essence with respect to the payment of the Expense Reimbursement Amount and (E) the Expense Reimbursement Amount shall, subject to Bankruptcy Court approval, constitute a superpriority claim to be paid prior to all unsecured claims and all administrative expense claims of Seller’s estate under Sections 503(b)(1)(A) and 507(a)(2) of the Bankruptcy Code, subject only to the superpriority claims granted in favor of the DIP Lender in an amount not to exceed the amount of the DIP Loan Commitment (as defined in the interim order authorizing Seller to obtain postpetition financing and related relief [Chapter 11 Case Docket No. 57] and in any final order thereon). For the avoidance of doubt, the Expense Reimbursement Amount, if payable pursuant to this Section 8.2(c), shall be in addition to the Deposit Funds and the Break-Up Fee, in each case, to the extent payable to Purchaser pursuant to Section 1.6(b)(iii) and Section 8.2(b), respectively. (d) Notwithstanding Section 8.2(a), Purchaser shall maintain the right to receive the payment of the Break-Up Fee and the Expense Reimbursement Amount (as the case may be) from Seller as provided in Section 8.2(b) and Section 8.2(c). If this Agreement is terminated by Seller as contemplated by Section 1.6(b)(ii), (i) Purchaser shall forfeit the Deposit Funds and any interest thereon; (ii) other than in connection with Fraud on the part of, or an intentional breach of this Agreement by, Purchaser, the receipt of the Deposit Funds shall be the sole and exclusive remedy available to Seller against Purchaser or any of its former, current or future equityholders, directors, officers, Affiliates, agents or Representatives with respect to this Agreement and the Transactions; and (iii) upon receipt by Seller of the Deposit Funds, neither Purchaser nor any of its former, current or future equityholders, directors, officers, Affiliates, agents or Representatives shall have any further Liability or obligation relating to or arising out of this Agreement or the Transactions. (e) If Seller fails to take any action necessary to cause the delivery of the Break-Up Fee or the Expense Reimbursement Amount under circumstances where Purchaser is entitled to the Break- Up Fee or the Expense Reimbursement Amount and, in order to obtain such Break-Up Fee or Expense Reimbursement Amount, Purchaser commences a suit which results in a judgment in favor of Purchaser, Seller shall pay to Purchaser, in addition to the Break-Up Fee and the Expense Reimbursement Amount, an amount in cash equal to the costs and expenses (including attorney’s fees) incurred by Purchaser in connection with such suit, which such amounts shall constitute a superpriority administrative expense priority claim under Section 503(b)(1)(A) and Section 507(a)(2) of the Bankruptcy Code, subject only to the superpriority claims granted in favor of the DIP Lender in an amount not to exceed the amount of the DIP Loan Commitment (as defined in the interim order authorizing Seller to obtain postpetition financing and related relief [Chapter 11 Case Docket No. 57] and in any final order thereon), and shall be payable as set forth in Section 8.2(c). (f) The parties acknowledge that the agreements contained in this Section 8.2 are an integral part of the Transactions, that the damages resulting from termination of this Agreement under circumstances where Seller is entitled to the Deposit Funds are uncertain and incapable of accurate calculation and that the delivery of the Deposit Funds is not a penalty but rather shall constitute liquidated damages in a reasonable amount that will compensate Seller in the circumstances where Seller is entitled to the Deposit Funds for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, and that, without these agreements, Seller would not enter into this Agreement. If Purchaser fails to take any action necessary to cause the delivery of the Deposit Funds pursuant to the Escrow Agreement under circumstances where Seller is entitled to the Deposit Funds and, in order to obtain such Deposit Funds Seller commences a suit which results in a judgment in favor of Seller, Purchaser shall pay to Seller an amount in cash equal to the costs and expenses (including attorney’s fees) incurred by Seller in connection with such suit.

54 ARTICLE IX GENERAL PROVISIONS Section 9.1. Tax Matters. (a) All sales, use, excise, transfer, documentary, stamp, value added, recordation, license, conveyance and other similar Taxes (“Transfer Taxes”), if any, imposed on or with respect to the Acquisition shall be borne 50% by Seller and 50% by Purchaser shall be paid to the appropriate Taxing Authority promptly when due by the Person having the obligation to pay such Transfer Tax under applicable Law. The party responsible under applicable Law for filing a Tax Return with respect to any such Transfer Taxes shall prepare and timely file such Tax Return and promptly provide a copy of such Tax Return to the other party. Purchaser shall use reasonable efforts and cooperate in good faith to reduce or eliminate any Transfer Taxes to the extent permitted by applicable Law, including the transfer by remote electronic transmission of all Acquired Assets capable of being so transmitted (and the delivery of certificates evidencing such electronic transmission) and in the filing of any Tax Returns required with respect to any applicable Transfer Taxes. Without limiting the generality of the foregoing, Seller and Purchaser and their respective Affiliates shall use commercially reasonable efforts to obtain available exemptions from Transfer Taxes and will cooperate with each other in providing any information and documentation that may be necessary to obtain any such exemptions, including any applicable resale or exemption certificate. (b) For purposes of this Agreement, with respect to any Acquired Asset, Seller and Purchaser shall apportion the Liability for personal property Taxes, ad valorem Taxes, and similar Taxes (“Periodic Taxes”) for Straddle Periods applicable to such Acquired Asset in accordance with this Section 9.1(b). The Periodic Taxes described in this Section 9.1(b) shall be apportioned between Seller and Purchaser as of the Closing Date, with Purchaser liable for that portion of the Periodic Taxes for a Straddle Period (which portion of such Taxes shall for purposes of this Agreement be deemed attributable to the Post-Closing Tax Period) equal to the Periodic Taxes for such Straddle Period multiplied by a fraction, the numerator of which is the number of days remaining in such Straddle Period after the Closing Date, and the denominator of which is the total number of days in such entire Straddle Period. Seller shall be liable for that portion of the Periodic Taxes for a Straddle Period for which Purchaser is not liable under the preceding sentence (which portion of such Taxes shall for purposes of this Agreement be deemed attributable to the Pre-Closing Tax Period). The party responsible under applicable Law for paying a Tax described in this Section 9.1(b) shall be responsible for administering the payment of such Tax. All apportionments hereunder shall be final as of the Closing Date, and except where the apportionment is inaccurate as a result of the gross negligence of a party, there will be no re-apportionments of any Periodic Taxes regardless of whether information becomes available after the Closing Date that alters the amount of Taxes that would have been due with respect to the Straddle Period. To the extent the Liability for Periodic Taxes for a certain Straddle Period is not determinable at the time of Closing or such Periodic Taxes are charged in arrears, such Periodic Taxes shall be prorated for such Straddle Period, based on the most recent ascertainable full Tax year without adjustment. For purposes of this Section 9.1(b), the Straddle Period for ad valorem Taxes and personal property Taxes shall be the fiscal period for which such Taxes were assessed by the applicable Tax jurisdiction. (c) Seller, on the one hand, or Purchaser, on the other hand, as the case may be (the “Reimbursing Party”), shall provide reimbursement for any Tax paid by the other (the “Paying Party”), all or a portion of which is the responsibility of the Reimbursing Party in accordance with the terms of this Agreement (including this Section 9.1). Within a reasonable time prior to the payment of any such Tax, the Paying Party shall give notice to the Reimbursing Party of the Tax payable and the Paying Party’s and Reimbursing Party’s respective Liability therefor, although failure to do so shall not relieve the Reimbursing Party from its Liability hereunder except to the extent the Reimbursing Party is actually prejudiced thereby.

55 (d) The parties shall provide each other with such assistance as reasonably may be requested by any of them in connection with (i) the preparation of any Tax Return, (ii) the determination of any Liability in respect of Taxes or the right to any refund, credit or prepayment in respect of Taxes (including pursuant to this Agreement) or (iii) any audit or other examination by any Taxing Authority, or any judicial or administrative proceeding with respect to any Taxes. Section 9.2. Bulk Sales. Purchaser and Seller hereby waive compliance with the requirements and provisions of any “bulk-transfer” or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale, conveyance, assignment or transfer of any or all of the Acquired Assets to Purchaser. In furtherance and not in limitation of the foregoing, Seller shall ensure that the Sale Order shall provide either that (a) Seller has complied with any applicable bulk sale or bulk transfer Laws of any jurisdiction in connection with the Transactions or (b) compliance with such Laws described in clause (a) is not necessary or appropriate under the circumstances. Section 9.3. Public Announcements. Unless otherwise required by applicable Law or by obligations of Seller or Purchaser or their respective Affiliates pursuant to any listing agreement with or rules of any securities exchange or in order to enforce a party’s rights or remedies under this Agreement, and subject to the provisions of the Bankruptcy Code and Seller’s obligations in connection with the Chapter 11 Case, Seller and Purchaser shall consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement, the Transactions or the activities and operations of the other and shall not issue any such release or make any such statement without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed). Section 9.4. Notices. Any notice pursuant to this Agreement must be in writing and will be deemed effectively given by the applicable party on the earliest of the date (a) three (3) Business Days after such notice is sent by registered U.S. mail, return receipt requested, (b) on which such notice is sent by email, (c) one Business Day after such notice is deposited with an overnight courier service for next day delivery, or (d) on which such notice is delivered by hand; in each case to the appropriate address set forth below (or by such other address as the party may designate by notice to the other party, with such change of address effective five days following delivery of such notice of change): to Seller: PhaseBio Pharmaceuticals, Inc. 1 Great Valley Parkway, Suite 30 Malvern, PA 19355 Attention: Jonathan Mow, CEO and Kris Hanson, SVP & General Counsel Email: jonathan.mow@phasebio.com; kris.hanson@phasebio.com with a courtesy copy (which shall not constitute notice) to: Cooley LLP 11951 Freedom Drive, 14th Floor Reston, VA 20190 Attention: Christian E. Plaza Email: cplaza@cooley.com to Purchaser: Chiesi Farmaceutici S.p.A. Via Palermo 26/A

56 43122 Parma Italy Attention: Marco Vecchia, Group General Counsel, and Mike Gordon, SVP and General Counsel of Chiesi USA Email: m.vecchia@chiesi.com; mike.gordon@chiesi.com with courtesy copies (which shall not constitute notice) to: Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. 150 Fayetteville Street, Suite 2300 Raleigh, North Carolina 27601 Attention: Heyward D. Armstrong and Justin G. Truesdale E-Mail: harmstrong@smithlaw.com and jtruesdale@smithlaw.com and K&L Gates LLP 4350 Lassiter at North Hills Av, Suite 300 P.O. Box 17047 Raleigh, North Carolina 27619 Attention: A. Lee Hogewood III and John R. Gardner Email: a.lee.hogewoodiii@klgates.com; john.gardner@klgates.com Section 9.5. Descriptive Headings; Interpretative Provisions. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. Except where the context otherwise requires, the word “or” is used in the inclusive sense (and/or). Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on other than a Business Day, the party having such right or duty shall have until the next Business Day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. References to “dollars” or “$” mean United States dollars, unless otherwise clearly indicated to the contrary. The word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement. The phrases “made available to Purchaser,” “delivered to Purchaser” or “provided to Purchaser” and similar phrases as used herein with respect to any documents or information means that (a) such information or documents were contained and accessible in the virtual data room hosted by Seller in connection with the Transactions as of 11:59 p.m. Eastern Time on November 3, 2022 and (b) Purchaser and its designated Representatives have had unrestricted access to such documents in the virtual data room since such time. No summary of this Agreement prepared by or on behalf of any party shall affect the meaning or interpretation of this Agreement. Time periods based on a number of days within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including

57 the day on which the period ends and, if applicable, by extending the period to the next Business Day following if the last day of the period is not a Business Day. Section 9.6. No Strict Construction. Seller, on the one hand, and Purchaser, on the other hand, participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by Seller and Purchaser, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Without limitation as to the foregoing, no rule of strict construction construing ambiguities against the draftsperson shall be applied against any Person with respect to this Agreement. Section 9.7. Entire Agreement; Assignment. This Agreement, the Ancillary Documents and the Confidential Disclosure Agreement constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof. Neither Party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party; provided, however, that Purchaser may assign its rights or delegate its obligations, in whole or in part, without such consent to (a) any Person that succeeds to all or substantially all of its assets or business related to this Agreement (whether by sale, merger, operation of law or otherwise), (b) an Affiliate of Purchaser or (c) any purchaser, transferee, or assignee of any of the Acquired Assets, in each case, subject to the binding agreement of such transferee to be subject to Purchaser’s obligations under this Agreement. Any purported assignment in violation of this Section 9.7 shall be null and void. Section 9.8. Governing Law; Submission of Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware. Any and all claims, controversies and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort or statute, shall be governed by the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws or other rule that would result in the application of the Laws of a different jurisdiction. The parties agree that the exclusive jurisdiction and venue for any litigation arising out of this Agreement shall be in the Bankruptcy Court; provided, however, that if at the time of commencement of any such litigation, there is no longer a pending Chapter 11 Case or the Bankruptcy Court does not have jurisdiction or declines to exercise jurisdiction, the exclusive jurisdiction and venue for any litigation arising out of or relating to this Agreement, provided jurisdiction may be obtained under applicable Law, shall be in the state or federal courts in the State of Delaware, and each party hereby waives any objections they may have with respect thereto (including any objections based upon forum non conveniens). Each party hereby consents to service of process in the manner and at the address set forth in Section 9.4. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.9. Expenses. Except as otherwise provided herein, whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses. Section 9.10. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each party. Section 9.11. Waiver. At any time prior to the Closing, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive

58 compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Section 9.12. Counterparts; Effectiveness. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Section 9.13. Severability; Validity; Parties in Interest. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other Persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable. Except as expressly provided in this Agreement and without limiting the rights of the Indemnified Parties hereunder, nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement. Section 9.14. Specific Performance. The parties agree that irreparable injury will occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Each party shall be entitled to seek an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other party, to a decree or order of specific performance specifically enforcing the terms and provisions of this Agreement and to any further equitable relief. Section 9.15. Time of the Essence. Time shall be of the essence of this Agreement. Section 9.16. Remedies Cumulative. Except as herein expressly set forth, no remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy herein or by Law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at Law, in equity or by statute. Section 9.17. Conflicts; Deal Communications. (a) It is acknowledged by each of the parties that Seller has retained Cooley LLP (“Cooley”) to act as its counsel in connection with the negotiation, documentation and consummation of this Agreement and the Transactions (the “Current Representation”), and that Purchaser does not have the status of a client of Cooley for conflict of interest or any other purposes as a result thereof. Purchaser hereby agrees that after the Closing, Cooley may represent Seller or any of its Affiliates or any of their respective Representatives (any such Person, a “Permitted Seller Person”) in any matter involving or arising from the Current Representation, including any interpretation or application of this Agreement or any Ancillary Document, and including for the avoidance of doubt any Proceeding between or among Purchaser or any of its Affiliates, and any Permitted Seller Person, even though the interests of such Permitted Seller Person may be directly adverse to Purchaser or any of its Affiliates, and even though Cooley may have represented Purchaser in a substantially related matter, or may be representing Purchaser in ongoing matters. Purchaser hereby waives and agrees not to assert (i) any claim that Cooley has a conflict of interest in any representation described in this Section 9.17(a) or (ii) any confidentiality obligation with respect to any communication between Cooley and any Permitted Seller Person occurring during the Current Representation.

59 (b) Purchaser hereby agrees that all communications (whether before, at or after the Closing) between Cooley, any Permitted Seller Person, or any current or former director, officer or employee of Seller to the extent related to the Current Representation or any dispute arising under this Agreement (the “Deal Communications”), whether or not attorney-client privileged, and all rights to any other evidentiary privilege to the extent related thereto, and the protections afforded to information relating to representation of a client under applicable rules of professional conduct that may apply to such Deal Communications, shall be retained, owned, and controlled collectively by the Permitted Seller Persons and shall not pass to or be claimed by Purchaser or any of its Affiliates or their respective Representatives. To the extent that files or other materials maintained by Cooley constitute Deal Communications, only the Permitted Seller Persons shall hold property rights in such communications and Cooley shall have no duty to reveal or disclose any such files or other materials or any Deal Communications by reason of any attorney-client relationship between Cooley and any Permitted Seller Persons. (c) Notwithstanding the foregoing, in the event that a dispute arises between Purchaser, on the one hand, and a third party other than Seller, on the other hand, Purchaser may assert the attorney-client privilege to prevent the disclosure of the Deal Communications to such third party; provided, however, that Purchaser may not waive such privilege without the prior written consent of Seller (which such consent shall not be unreasonably withheld, conditioned or delayed). In the event that Purchaser or any of its respective directors, officers, employees or other representatives is legally required by an Order or otherwise to access or obtain a copy of all or a portion of the Deal Communications, Purchaser shall, to the extent legally permissible, (x) reasonably promptly notify Seller in writing, (y) agree that the Seller may seek a protective order and (z) use, at the Seller’s sole cost and expense, commercially reasonable efforts to assist therewith. ARTICLE X DEFINITIONS As used herein, the terms below shall have the following meanings: “AAR Cost Calculation” is defined in Section 1.6(a)(ii)(F). “AAR Costs” is defined in Section 1.6(a)(ii)(E). “Acquired Assets” is defined in Section 1.1. “Acquisition” is defined in the Recitals. “Action” means any claim, hearing, charge, action, suit, arbitration, litigation, mediation, grievance, audit, examination, inquiry, proceeding or investigation by or before any Governmental Entity or arbitrator. “Actual Costs” is defined in Section 1.6(a)(ii)(G). “Additional Approval Requirements” means any and all clinical trials (including extensions, sub- analyses or cohorts thereof), non-clinical studies, comparability studies or activities performed in satisfaction of post-marketing approval requirements, including all testing, activities (including CMC), conditions and commitments in connection therewith but excluding the Observational Study and the P3 Study. “Additional Assigned Contracts” is defined in Section 1.5(e).

60 “Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. For avoidance of doubt, Purchaser and Seller will not be deemed Affiliates of one another notwithstanding the possession by Purchaser (whether or not exercised) of any rights with respect to Seller or otherwise as a result of the Transactions. “Agreement” has the meaning set forth in the Preamble and shall include the Exhibits and Schedules annexed hereto or referred to herein. “Allocation” is defined in Section 1.8. “Alternative Stalking Horse Transaction” is defined in Section 5.8. “Alternative Transaction” means (a) a Restructuring Transaction or (b) any sale, assignment, lease, transfer, license, relinquishment of rights to or other disposition of or settlement of claims with respect to all or any material portion of the Acquired Assets to or with any Person (or group of Persons), whether in one transaction or a series of transactions, in each case other than to Purchaser. “Ancillary Documents” means the Bill of Sale & Assignment and Assumption Agreement, Intellectual Property Assignment Agreements, Escrow Agreement, Transition Services Agreement and each other agreement, document or instrument (other than this Agreement) executed and delivered by the parties in connection with the consummation of the Transactions. “Anti-Corruption Law” means any Law related to combating bribery and corruption, including the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions, the UN Convention Against Corruption and any implementing legislation promulgated pursuant to such Conventions, the Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act 2010. “Antitrust Laws” means any applicable supranational, national, federal, state, county, local or foreign antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the HSR Act, the Sherman Act, the Clayton Act and the Federal Trade Commission Act, in each case, as amended, and other similar antitrust, competition or trade regulation Laws of any jurisdiction other than the United States. “Assigned Contract Cure Costs Cap” means, with respect to each Assigned Contract, the amount under the column “Cure Costs” set forth opposite such Assigned Contract on Schedule 1.5(a). “Assigned Contracts” is defined in Section 1.1(c). “Assumed Liabilities” is defined in Section 1.3. “Auction” is defined in the Bidding Procedures. “Avoidance Actions” is defined in Section 1.1(m). “Backup Bidder” is defined in the Bidding Procedures. “Bankruptcy Code” is defined in the Recitals. “Bankruptcy Court” is defined in the Recitals.

61 “Benefit Plan” means a plan, program, agreement or other arrangement providing for employment, compensation, retirement, deferred compensation, severance, separation, relocation, repatriation, expatriation, termination pay, performance awards, bonus, incentive, stock option, stock purchase, stock bonus, phantom stock, stock appreciation right, supplemental retirement or other pension or welfare benefits, whether written or unwritten, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, (a) which is or has been sponsored, maintained, contributed to, or required to be contributed to by Seller or any of its ERISA Affiliates for the benefit of any employee or former employee of Seller or (b) with respect to which Seller or any of its ERISA Affiliates would reasonably be expected to have any Liability. “Bidding Procedures” means the bidding procedures in the form attached to the Bidding Procedures Order in Exhibit C, with any changes that Purchaser may approve in advance in its sole and absolute discretion, to be approved by the Bankruptcy Court pursuant to the Bidding Procedures Order. “Bidding Procedures Order” means the Order of the Bankruptcy Court, pursuant to Sections 105(a), 363 and 365 of the Bankruptcy Code, that has not been stayed, vacated or stayed pending appeal: (a) authorizing and scheduling the Auction, (b) approving procedures for the submission of Qualified Bids, (c) in the case of any subsequent Qualified Bids, approving the initial Overbid of at least $1,000,000 and further incremental Overbids of at least $500,000, (d) approving the Break-Up Fee and the Expense Reimbursement Amount, (e) scheduling a hearing to consider approval of such sale, and (f) approving the form and manner of notice of the Auction procedures and Sale Hearing, which Order shall be in the form attached hereto as Exhibit C, with any changes that Purchaser may approve in advance in its sole and absolute discretion. “Bill of Sale & Assignment and Assumption Agreement” is defined in Section 2.2(a)(i). “BIS” is defined in Section 3.14(e). “BLA” means a Biologics License Application submitted to the FDA pursuant to 21 C.F.R. Part 601.2 (as amended from time to time), or the equivalent application or filing submitted to any equivalent agency or Governmental Entity outside the United States (including any supra-national agency such as the EMA), and all amendments, supplements, variations and extensions which may be submitted thereto, including all documents, data and other information concerning the applicable biologic which are necessary for FDA approval to market such product in the United States or such country or jurisdiction outside of the United States. “Bleeding Indication” means the indication for the Product for the reversal of the antiplatelet effects of ticagrelor in patients with uncontrolled major or life-threatening bleeding. “Books and Records” means all documents of, or otherwise in the possession, custody or control of, or used by, Seller that are Primarily Related to the Business, the Acquired Assets or the Assumed Liabilities, including all files, instruments, papers, books, microfilms, photographs, letters, budgets, forecasts, ledgers, journals, title policies, lists of past, present or prospective customers, supplier lists, regulatory filings, technical documentation, documentation containing Know-How, user documentation (installation guides, user manuals, training materials, release notes, working papers, etc.), data, reports (including environmental reports and assessments), plans, mailing lists, price lists, marketing information and procedures, advertising and promotional materials, equipment records, warranty information, architects agreements, construction contracts, drawings, plans and specifications, records of operations, standard forms of documents, copies of Tax Returns and copies of related books, records and workpapers related to Taxes, manuals of operations or business procedures and other similar procedures (including all discs, tapes and other media-storage data containing such information), in each case whether or not in electronic form.

62 “Break-Up Fee” is defined in Section 8.2(b). “Business” is defined in the Recitals. “Business Assets” is defined in Section 5.5. “Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York City, New York, or Parma, Italy, are authorized or obligated by Law to close. “Business Employee” is defined in Section 3.16(a). “Cash” means all cash and cash equivalents, including checks, commercial paper, treasury bills, certificates of deposit and marketable securities, and any bank accounts and lockbox arrangements of Seller as of the Closing. “Chapter 11 Case” is defined in the Recitals. “Claim Notice” is defined in Section 7.2(b). “Closing” is defined in Section 2.1. “Closing Consideration” is defined in Section 1.6(a)(i). “Closing Date” is defined in Section 2.1. “Closing Inventory Schedule” means a schedule setting forth a detailed list of all Inventory as of the Closing Date, including the quantity, batch, expiry dating, book value, location (including whether the item is being held on a consignment basis), original shelf-life and remaining shelf-life. “Code” means the Internal Revenue Code of 1986, as amended. “Competing Business” is defined in Section 5.17(a). “Compound” means the anti-ticagrelor antibody fragment product known as bentracimab (also known as PB2452 or MEDI2452). “Confidential Disclosure Agreement” means the Confidential Disclosure Agreement, between Seller and Chiesi USA, Inc., a Delaware corporation and wholly owned Subsidiary of Purchaser, dated August 3, 2020, as amended. “Confidential Information” is defined in Section 5.12(c). “Contract” means any agreement, contract, subcontract, lease, sublease, instrument, permit, concession, franchise, arrangement, understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other legally binding commitment or instrument. “Controlling Party” is defined in Section 7.2(b). “Cooley” is defined in Section 9.17(a).

63 “Copyrights” means all rights associated with works of authorship, including protectable subject matter under U.S. copyright Law (or foreign equivalent), copyrights and any other rights in works of authorship (including Software) and, exclusive exploitation rights, moral rights, any related rights of authors and any other rights in copyrightable works (including Software), copyright registrations, or any application therefor and all extensions, restorations, reversions and renewals of any of the foregoing. “Cost Concern Notice” is defined in Section 1.6(a)(ii)(G). “Cure Costs” is defined in Section 1.5(a). “Cure Costs Cap” means an aggregate amount equal to the sum of the Assigned Contract Cure Costs Cap for each Assigned Contract. “Cure Costs Deduction” means the aggregate amount of all Cure Costs in excess of the Cure Costs Cap; provided, however, that in determining the Cure Costs Deduction in no event will the Cure Costs Cap with respect to the Assigned Contracts set forth on Schedule 6.3(i) be deemed to apply to any other Assigned Contract. “Current Representation” is defined in Section 9.17(a). “Deductible” is defined in Section 7.3(a). “Deposit Funds” is defined in Section 1.6(b). “Designated Parties” is defined in Section 1.1(m). “Designation Deadline” is defined in Section 1.5(e). “Determination Date” is defined in Section 7.2(c). “Diligent Efforts” means using such efforts and resources, in the aggregate, that a pharmaceutical company similarly situated to Purchaser would reasonably devote to a product at a similar stage of development and with similar market or commercial potential and taking into consideration the individual characteristics of Purchaser and the commercialization practices for pharmaceutical products at a similar stage in product lifecycle by such similarly situated pharmaceutical companies. Such efforts may take into account, without limitation, the safety and efficacy of the product, the risks inherent in the commercialization of the product, its competitiveness compared to alternative third-party products, the proprietary position of the product (including scope and duration of relevant patents and length of marketing exclusivity), the scope of marketing approval, the regulatory status of the product, whether the product is subject to a clinical hold, recall or market withdrawal, intellectual property rights with respect to the product, then-prevailing economic and market conditions, the strategic value of the product to such company, the anticipated profitability of the product and the therapeutic use of the product. “DIP Budget” means the budget for the DIP Facility in the form set forth in Exhibit E. “DIP Facility” means the Seller’s debtor-in-possession financing facility, entered into connection with the Chapter 11 Case, as the same may be amended, restated, supplemented or refinanced from time to time in accordance with the terms of this Agreement, including any orders approving or authorizing Seller’s entry into and performance under such facility. “DIP Lender” means the lender under the DIP Loan Documents.

64 “DIP Loan Documents” means the definitive documentation for the DIP Facility, as the same may be amended, restated, supplemented or refinanced from time to time in accordance with the terms of this Agreement, in the form set forth in Exhibit E. “Documented AAR Costs” is defined in Section 1.6(a)(ii). “DOJ” is defined in Section 5.3(b). “DPA” is defined in Section 3.23. “Effect” means any change, effect, development, circumstance, condition, fact, state of facts, event or occurrence. “EMA” means the European Medicines Agency. “Encumbrance” means any lien, pledge, hypothecation, mortgage, deed of trust, security interest, encumbrance, covenant, charge, claim, option, right of first refusal, easement, right of way, encroachment, occupancy right, preemptive right, community property interest or restriction of any nature, whether arising prior to or subsequent to the commencement of the Chapter 11 Case, and whether voluntarily incurred or arising by operation of Law. “Environmental Laws” means any and all applicable Laws which (a) regulate or relate to the protection or clean-up of the environment, the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of Persons or property, including protection of the health and safety of employees or (b) impose Liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other Law of similar effect. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA. “Escrow Agent” is defined in Section 1.6(b). “Escrow Agreement” is defined in Section 1.6(b). “Estimated Costs” is defined in Section 1.6(a)(ii)(G). “Excess Setoff Costs” is defined in Section 1.6(a)(ii)(G). “Excluded Assets” is defined in Section 1.2. “Excluded Liabilities” is defined in Section 1.4. “Excluded Taxes” means any (a) Taxes imposed on or payable by Seller or its Affiliates for any taxable period; (b) Taxes imposed on or with respect to the Acquired Assets, the Assumed Liabilities or the Business for any Pre-Closing Tax Period; (c) Taxes imposed on or with respect to the Excluded Assets or

65 the Excluded Liabilities for any taxable period, (d) any Transfer Taxes for which Seller is responsible pursuant to Section 9.1(a), (e) Liability of Purchaser or any of its Affiliates for any Taxes as a transferee or successor to Seller or its Affiliates and (f) Periodic Taxes for which Seller is responsible pursuant to Section 9.1(b). For purposes of this Agreement, in the case of any Straddle Period, (i) Periodic Taxes shall be allocated between the Pre-Closing Tax Period and the Post-Closing Tax Period in the manner set forth in Section 9.1(b) and (ii) Taxes (other than Periodic Taxes) relating to the Acquired Assets, the Assumed Liabilities or the Business for the Pre-Closing Tax Period shall be computed as if such taxable period ended as of the closing of business on the Closing Date. “Expense Reimbursement Amount” means the dollar amount equal to the lesser of (a) $750,000 and (b) the aggregate amount of all reasonable and documented out of pocket costs, expenses and fees incurred by Purchaser or its Affiliates, in connection with evaluating, negotiating, documenting and performing the Transactions and the Ancillary Documents, including fees, costs and expenses of any professionals (including financial advisors, outside legal counsel, accountants, experts and consultants) retained by Purchaser or its Affiliates in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement, the Transactions, including the Chapter 11 Case and other judicial and regulatory proceedings related to such transactions, which amount shall constitute a superpriority administrative expense priority claim under Section 503(b)(1)(A) and Section 507(a)(2) of the Bankruptcy Code and shall be payable as set forth in Section 8.2(c), subject only to the superpriority claims granted in favor of the DIP Lender in an amount not to exceed the amount of the DIP Loan Commitment (as defined in the interim order authorizing Seller to obtain postpetition financing and related relief [Chapter 11 Case Docket No. 57] and in any final order thereon). “Exploit” and “Exploitation” means to make, manufacture, import, export, use, sell, offer for sale, research, develop, conduct regulatory activities, commercialize, register, hold or keep (whether for disposal or otherwise), transport, distribute, promote, market, or otherwise dispose of, or have done any or all of the foregoing. “Export Controls” means all applicable export and reexport control Laws and regulations, including the Export Administration Regulations maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by OFAC and the International Traffic in Arms Regulations maintained by the U.S. Department of State and any applicable anti-boycott compliance regulations. “FDA” means the United States Food and Drug Administration. “FDA Accelerated Approval” means an accelerated approval granted by the FDA on the basis of an application made pursuant to forth in 21 C.F.R. § 601 Subpart E or any successor program. “FDA Accelerated Approval Milestone” is defined in Section 1.6(a)(ii)(A). “FDA Accelerated Approval Milestone Payment” is defined in Section 1.6(a)(ii)(A)(1). “FDA Full Approval” means unconditional approval granted by the FDA that is not subject to any specific obligations under 21 C.F.R. § 601 Subpart E. The Unconditional Regulatory Approval shall include, for example, a standard marketing authorization from the FDA. “FDA Full Approval Milestone” is defined in Section 1.6(a)(ii)(A). “FDA Full Approval Milestone Payment” is defined in Section 1.6(a)(ii)(A)(3) . “FDCA” means the U.S. Food, Drug and Cosmetic Act of 1938, as amended.

66 “Final Documented AAR Costs” is defined in Section 1.6(a)(ii)(G). “Financial Officers” shall mean, with respect to Seller, the Chief Financial Officer of Seller, and with respect to Purchaser, the Chief Financial Officer of Purchaser, or their respective designees with equivalent decision-making authority with respect to matters under this Agreement. “Financial Statements” is defined in Section 3.5(a). “Fraud” means an actual and intentional fraud committed by any Person in the making of the representations and warranties set forth in ARTICLE III or ARTICLE IV of this Agreement or in any certificate or other instrument delivered in connection with this Agreement. “FTC” is defined in Section 5.3(b). “Fundamental Reps” is defined in Section 7.1(a). “GAAP” means United States generally accepted accounting principles. “Good Clinical Practice” means, with respect to Seller, standards for clinical trials for pharmaceuticals (including all applicable requirements relating to protection of human subjects), as set forth in the FDCA and applicable regulations promulgated thereunder (including, for example, 21 C.F.R. Parts 50, 54, and 56), as amended from time to time, and such standards of good clinical practice (including all applicable requirements relating to protection of human subjects) as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use, in which Products are sold or intended to be sold, to the extent such standards are not less stringent than in the United States. “Good Laboratory Practice” means, with respect to Seller, standards for pharmaceutical laboratories, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good laboratory practice as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use in which the Products are sold or intended to be sold, to the extent such standards are not less stringent than in the United States. “Good Manufacturing Practice” means, with respect to Seller, standards for the manufacture, processing, packaging, testing, transportation, handling and holding of drug products, as set forth in the FDCA and applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other organizations and Governmental Entities in any other countries, including applicable regulations or guidelines from the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use in which the Products are sold or intended to be sold, to the extent such standards are not less stringent than in the United States. “Governmental Entity” means (a) any supranational, national, federal, state, county, municipal, local, or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing, or administrative functions of or pertaining to government, (b) any public international governmental organization or (c) any agency, division, bureau, department, commission, board, arbitral or other tribunal, branch or other political subdivision of any government, entity or organization described in the foregoing clause (a) or (b) of this definition (including patent and trademark offices and self-regulatory organizations).

67 “Hazardous Substance” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, chemical compound, hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including any quantity of petroleum product or byproduct, solvent, flammable or explosive material, radioactive material, asbestos, lead paint, polychlorinated biphenyls (or PCBs), dioxins, dibenzofurans, heavy metals and radon gas. “Health Care Submissions” is defined in Section 3.18(a). “Health Laws” means any Law of any Governmental Entity (including multi-country organizations) the purpose of which is to ensure the safety, efficacy and quality of medicines, biological products or pharmaceuticals by regulating the research, development, manufacturing and distribution of these products, including Laws relating to Good Laboratory Practice, Good Clinical Practice, investigational use, product marketing authorization, manufacturing facilities compliance, registration and approval, Good Manufacturing Practice, manufacturer, sponsor or applicant registration or licensing, labeling, advertising, promotional practices, safety surveillance, record keeping and filing of required reports and their respective counterparts promulgated by Regulatory Authorities in countries outside the United States and shall also include, without limitation (a) the FDCA and the regulations promulgated and guidance issued thereunder, (b) the Public Health Service Act, and the regulations promulgated and guidance issued thereunder, (c) all federal and state fraud and abuse Laws, including the Federal Anti- Kickback Statute, the civil False Claims Act, the administrative False Claims Law, the Anti-Inducement Law, the exclusion Laws, and the regulations promulgated pursuant to such statutes, (d) the Health Insurance Portability and Accountability Act of 1996, the regulations promulgated thereunder and comparable state Laws, (e) the Controlled Substances Act, (f) Titles XVIII and XIX of the Social Security Act and the regulations promulgated thereunder, (g) the Clinical Laboratories Improvement Amendments and (h) all applicable Laws, rules and regulations, ordinances, judgments, decrees, orders, writs and injunctions administered by Regulatory Authorities, each of clauses (a) through (h) as may be amended from time to time. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended and supplemented by the Health Information Technology for Clinical Health Act of the American Recovery and Reinvestment Act of 2009. “Import Restrictions” means all applicable U.S. and foreign import Laws, including Title 19 of the U.S. Code and Title 19 of the Code of Federal Regulations. “IND” means an Investigational New Drug Application submitted to the FDA pursuant to 21 C.F.R. Part 312 (as amended from time to time) with respect to the Products, or the equivalent application or filing submitted to any equivalent agency or Governmental Entity outside the United States of America (including any supra-national agency such as the EMA), and all supplements, amendments, variations, extensions and renewals thereof that may be submitted with respect to the foregoing. “Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all Indebtedness of others secured by any Encumbrance on owned or acquired property of the reference Person, whether or not the Indebtedness secured thereby has been assumed, (d) all guarantees (or any other arrangement having the economic effect of a guarantee) of Indebtedness of others, (e) all capital lease obligations and all synthetic lease obligations, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments, (g) all securitization transactions, (h) all obligations representing the deferred and unpaid purchase price of property (other than trade payables incurred in the Ordinary Course of Business), (i) all obligations,

68 contingent or otherwise, in respect of bankers’ acceptances and (j) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination). “Indemnification Certificate” is defined in Section 7.2(a). “Indemnified Party” is defined in Section 7.2(a). “Indemnifying Party” is defined in Section 7.2(a). “Independent Accountant” means a national or international accounting firm, independent of Purchaser or Seller, selected by Purchaser and reasonably acceptable to Seller (which may be a different firm with respect to Sections 1.6 and 1.8). “Information Privacy and Security Laws” means any applicable Laws issued by a Governmental Entity and all guidance issued by any Governmental Entity thereunder, relating to: (a) the privacy, protection, or security of Protected Information, including as relevant to the collection, storage, processing, transfer, sharing and destruction of Protected Information or (b) requirements for websites and mobile applications, online behavioral advertising, call or electronic monitoring or recording, or any outbound communications, including outbound calling and text messaging, telemarketing and email marketing. Without limiting the foregoing, “Information Privacy and Security Laws” includes the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Children’s Online Privacy Protection Act, the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Reporting Act, HIPAA, the Gramm-Leach-Bliley Act, state data security Laws, state social security number protection Laws, state data breach notification Laws, state consumer protection Laws, Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 and Directive 2002/58/EC of the European Parliament and of the Council of 12 July 2002 as amended (and any European Union member states’ Laws and regulations implementing them), the European General Data Protection Regulation, the Canadian Personal Information Protection and Electronic Documents Act, India’s Information Technology Act, Japan’s Act on the Protection of Personal Information, Hong Kong’s Personal Data (Privacy) Ordinance, and Australia’s Privacy Amendment (Private Sector) Act 2000 as amended by the Privacy Amendment (Enhancing Privacy Protection) Act 2012, and other applicable data protection Laws of the jurisdictions in which Business is operated. “Intellectual Property” means any and all rights, which may exist or be created under the Law anywhere in the world, arising under or associated with: (a) Patents; (b) Trademarks; (c) inventions and designs; (d) Know-How and trade secrets; (e) Copyrights; (f) all industrial designs and any registrations and applications therefor; (g) Internet Properties; (h) all other similar or equivalent intellectual property or proprietary rights anywhere in the world, and (i) rights in or relating to applications for, registrations of, rights of priority in, and divisions, continuations, continuations-in-part, reissuances, renewals, extensions, restorations and reversions of the any of the foregoing (as applicable) in clauses (a) through (h) above. “Intellectual Property Assignment Agreements” is defined in Section 2.2(a)(iii). “Internet Properties” means any and all IP, internet or global computing network addresses, sites and locations, including domain names, top-level domains and country code top-level domains, sub- domains, uniform resource locators and other similar names and locators and telephone numbers, and all goodwill associated with, and all rights related to or otherwise associated with the foregoing.

69 “Inventory” is defined in Section 1.1(d). “IP Contracts” is defined in Section 3.10(h). “Key Employee Group” is defined in that separate confidential communication from Purchaser to Seller, which communication sets forth the Offer Employees that are Key Employees and the composition of the Key Employee Group that is required by Purchaser in connection with the Transactions (the “Key Employee Notice”). “Know-How” means any non-public, proprietary or other information, whether tangible or intangible and regardless of the form or medium, including trade secrets, knowledge, experience, know- how, technology, information, and data, including formulas and formulations, processes, practices, techniques, unpatented inventions, discoveries, ideas, developments, test procedures, results, concepts, methods, methodologies, protocols, designs, improvements, models, specifications, materials, compositions of matter of any type of kind, assays, screens, Software, algorithms, databases, database rights, chemistry, manufacturing and control (CMC) information and data, lab notebooks, stability, technology and test data and results (including pharmacological, biological, chemical, biochemical, toxicological, pre-clinical and clinical), analytical and quality control information, data, results and descriptions, studies and procedures, development, manufacturing and commercialization costs, information contained in submissions to and information from Regulatory Authorities and other reports, together with all documents and files embodying the foregoing. “Knowledge of Seller” means (a) the actual and constructive knowledge of Sue Arnold, Glen Burkhardt, Jeff Erickson and Lauren Richardson after due inquiry into the facts or circumstances supporting any representation, warranty or statement qualified by such term or similar terms and (b) all such knowledge as would reasonably be obtained by any executive officer of Seller, for the time period of his tenure, in the discharge of such officer’s duties. “Law” means any law (including common law), statute, constitution, requirement, code, rule, regulation, order, ordinance, treaty, judgment or decree or other pronouncement of any Governmental Entity. “Leases” is defined in Section 3.12(b). “Liability” means any liability, debt, guarantee, claim, demand, commitment or obligation (whether direct or indirect, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due) of every kind and description, including all costs and expenses related thereto. “Loss” means any loss, claim, demand, Order, Action, damage, penalty, fine, settlement payment, Liability, Tax, Encumbrance, fee, cost (including any opportunity or replacement cost) or expense, including costs and expenses of investigation and reasonable attorneys’ fees and expenses, as well as the costs and expenses (including reasonable attorneys’ fees and expenses) in connection with asserting, maintaining or enforcing any claim for indemnification or any Action to enforce an Indemnified Party’s rights hereunder, in each case whether involving a Third Party Claim or a claim solely between the parties (or between any party and any Indemnified Party); provided, however, that Losses shall not include punitive damages unless awarded or otherwise payable to a third party. “MAA” means an application for the authorization to market a compound or product in any country or group of countries, as defined in the applicable Law and filed with the Regulatory Authority of such given country or group of countries, including a BLA, and all additions, amendments, supplements, extensions and modifications thereto.

70 “Malvern Lease” means that certain Lease Agreement, by and between Seller and Liberty Property Limited Partnership, dated January 15, 2010, as amended by that certain First Amendment, dated December 18, 2014, that certain Second Amendment, dated February 9, 2018 and that certain Third Amendment, by and between Seller and WPT Land 2 LP, dated October 6, 2022. “Material Adverse Effect” means (a) any Effect that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay the ability of Seller to timely consummate the Transactions or to perform its obligations hereunder or (b) any Effect that, individually or in the aggregate, results in a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations of the Business or the Acquired Assets or the Assumed Liabilities; provided, however, that the fact that the Chapter 11 Case has been filed and that, accordingly, Seller has been conducting the Business in the Ordinary Course of Business as the same is being conducted as of the date of this Agreement in the Chapter 11 Case, shall not, in and of itself, be deemed to be a Material Adverse Effect for purposes of clause (b) of this definition; provided, however, that no Effects resulting or arising from the following shall be deemed to constitute a Material Adverse Effect or shall be taken into account when determining whether a Material Adverse Effect exists or has occurred: (i) changes after the date hereof in general economic, financial or securities markets or geopolitical conditions, (ii) general changes or developments after the date hereof in regulatory or macroeconomic conditions or the industries and markets in which the Business operates, (iii) the announcement of the Acquisition or the identity of Purchaser, (iv) any action or omission by Purchaser in breach of this Agreement, (v) any action which is expressly requested in writing by Purchaser, (vi) changes after the date hereof in any applicable Laws or applicable accounting regulations or principles or the enforcement or interpretation thereof, (vii) any outbreak or escalation of hostilities or war or any act of terrorism or natural disaster or act of God and (viii) any action required or prohibited by the commencement of the Chapter 11 Case; provided, further, that the exceptions set forth in clauses (i), (ii), (vi) and (vii) above shall only apply to the extent that such Effect is materially and disproportionately adverse to the Business, taken as a whole, compared to other companies of similar size that operate in the industries or markets in which Seller operate. “Material Contracts” is defined in Section 3.13(a). “Material Supplier” is defined in Section 3.20. “Milestone Event” is defined in Section 1.6(a)(ii)(A). “Milestone Payment” and “Milestone Payments” are defined in Section 1.6(a)(ii)(A). “Non-Competition Period” is defined in Section 5.17(a). “Non-Controlling Party” is defined in Section 7.2(b). “Non-Solicitation Period” is defined in Section 5.17(b). “Observational Study” means the prospective observational study identified by Seller as the “Bentracimab Prospective Observational Study (REVERSE-IT Registry),” a synopsis of which was made available to Purchaser and which is further described in the meeting minutes for the April 6, 2022 meeting between Seller and the FDA. “OFAC” is defined in Section 3.14(e). “Offer Employees” is defined in Section 5.11.

71 “Order” means any order, injunction, judgment, decree, ruling, writ, assessment or award of a Governmental Entity. “Ordinary Course Licenses” means shrink wrap or click through licenses to generally available third party technology or Software on standard terms that have not been customized for Seller for annual consideration of less than $50,000. “Ordinary Course of Business” means the ordinary and usual course of normal day-to-day operations of Seller’s Business, as conducted by Seller consistent with past custom and practice (including with respect to quantity and frequency), except for the consequences relating to the filing of the Chapter 11 Case; provided, that in no event shall “Ordinary Course of Business” include any breach of Law or Contract, or violation of any Permit. “Outside Date” is defined in Section 8.1. “Overbid” is defined in the Bidding Procedures. “P3 Study” means the Phase 3 Trial ongoing as of the date hereof, solely to the extent set forth in Protocol Number PB2452-PT-CL-0004 (Amendment 4 version 5.0 Final dated 06May2022 thereto) (and without modification, expansion or amendment to such protocol (including the specified endpoints therein) and solely with respect to the number of patients (a) actually enrolled or (b) planned as of the date hereof to be enrolled, whichever of (a) or (b) is greater, but in no event to exceed 200 patients in aggregate total, of which not more than 59 will be bleed patients) as of the date hereof. “party” and “parties” are defined in the Preamble. “Patents” means patents and patent applications, including divisionals, continuations, continuations-in-part, conversions, substitutions, additions, registrations, renewals, extensions, restorations, supplementary protection certificates, confirmation, reissues, re-examinations, and revalidations thereof and invention disclosures therefor, and including any equivalents of the foregoing in any jurisdiction. “Paying Party” is defined in Section 9.1(c). “Periodic Taxes” is defined in Section 9.1(b). “Permits” means all consents, approvals, authorizations, certificates, filings, notices, permits, concessions, registrations, franchises, licenses or rights of or issued by any Regulatory Authority or other Governmental Entity, including Regulatory Authorizations. “Permitted Post-Closing Encumbrances” means any Permitted Pre-Closing Encumbrance that is not extinguished by the Sale Order under applicable Law, it being understood that the Sale Order shall extinguish Encumbrances to the maximum extent permissible under applicable Law. “Permitted Pre-Closing Encumbrances” means (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings, (b) statutory liens and rights of setoff of carriers, shippers, warehousemen, mechanics, repairmen, workmen, suppliers and materialmen, in each case, incurred in the Ordinary Course of Business (i) for amounts not yet overdue, (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of thirty (30) days) are being contested in good faith, and (iii) restrictions or requirements set forth in any Permits relating to the Business.

72 “Permitted Seller Person” is defined in Section 9.17(a). “Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization. “Personal Data” means any and all information that can reasonably be associated with an individual natural person, including information that identifies an individual natural person, including name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including Social Security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person). Personal Data also includes any information not listed above if such information is defined as “personal data,” “personally identifiable information,” “individually identifiable health information,” “protected health information” or “personal information” under any applicable Law and is regulated by such Law. “Petition Date” is defined in the Recitals. “Phase 3 Trial” means that certain Phase 3, Multicenter, Open-Label, Single-Arm Study of Bentracimab (PB2452) in Ticagrelor-Treated Patients With Uncontrolled Major or Life-Threatening Bleeding or Requiring Urgent Surgery or Invasive Procedure (REVERSE-IT Trial) commenced on or about March 30, 2020, for which Seller is the sponsor. “Post-Closing Tax Period” means any taxable period or portion thereof beginning after the Closing Date and, in the case of any Straddle Period, the portion of such Straddle Period beginning immediately after the Closing Date. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, in the case of any Straddle Period, the portion of such Straddle Period ending on the Closing Date. “Preservation Period” is defined in Section 5.2(b). “Primarily Related” or “Primarily” means, with respect to the applicable referent term, any or all of the following: (a) primarily related to, (b) reasonably necessary or useful with respect to or in connection with the Exploitation of or (c) actually or proposed to be used with respect to or in connection with the Exploitation of. “Privacy Statements” means, collectively, all of Seller’s publicly posted privacy policies (including if posted on Seller’s products and services) in effect as of the date hereof regarding the collection, use, disclosure, transfer, storage, maintenance, retention, deletion, disposal, modification or processing of Protected Information. “Product” means (a) the Compound, (b) any product or product candidate that is comprised of or contains the Compound and (c) any precursors, intermediates, improvements, modifications, derivatives or formulations of any of the foregoing, including all forms of such pharmaceutical compositions in existence or under research or in development. For the avoidance of doubt, references to “the Product” or “the Products” include each of the foregoing, individually or collectively, as the context may require. “Protected Information” means (a) Personal Data or (b) any information that is governed or regulated by one or more Information Privacy and Security Laws that a Seller receives, creates, transmits

73 or maintains in electronic form through any of Seller’s systems networks or other information technology systems. “Purchase Price” is defined in Section 1.6(a). “Purchaser” is defined in the Recitals. “Purchaser Indemnitees” is defined in Section 7.1(b). “Qualified Bids” is defined in the Bidding Procedures. “Registered Intellectual Property” means all applications, registrations and filings for Intellectual Property that have been registered, filed, or applied for with or by any Governmental Entity or other public or quasi-public legal authority anywhere in the world, including the United States Patent and Trademark Office or United States Copyright Office, including issued Patents and Patent applications, registered Trademarks and Trademark applications, registered Copyrights and Copyright applications, and Internet Properties registrations and applications. “Regulatory Authority” means any national or supranational Governmental Entity, including the FDA or the EMA, with responsibility for granting any license, registrations or approvals with respect to the Products. “Regulatory Authorizations” means any approvals, clearances, authorizations, registrations, certifications, licenses and permits granted by any Regulatory Authority, including any INDs, BLAs and MAAs. “Regulatory Documentation” means all (a) applications, submissions, registrations, or notifications submitted, or generated or prepared in preparation for, or anticipation of, submission, to a Regulatory Authority with a view to the filing, obtaining, updating or maintaining of any Regulatory Authorization, in each case including any investigational medicinal product dossier to the extent relating to the Product (including, for clarity, INDs), (b) correspondence with or to Regulatory Authorities (including Regulatory Authorization letters, minutes and official contact reports relating to any communications with any Regulatory Authorities) with respect to the assets described in clause (a) above, (c) records contained in all pharmacovigilance and study databases, all adverse drug events, experience or reaction reports and associated documents, investigations of adverse drug event, experience or reaction reports, and any other information relevant to the assessment of safety or benefit-risk ratios, including, for the avoidance of doubt, all legacy data, in each case to the extent relating to the Product, (d) non-clinical, clinical and other files, writings, drafts, notes, studies, reports, modules and other documents or data contained or referenced in or supporting any of the foregoing, in each case, that were acquired, developed, compiled, collected or generated by Seller or by any third party on behalf of Seller, in each case, to the extent used or related to the Product or the Business, (e) Trial Data, and (f) all regulatory or legal rights in any of (a)-(e). “Reimbursing Party” is defined in Section 9.1(c). “Representatives” means, when used with respect to any Person, the directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers and other agents, advisors and representatives of such Person and its Subsidiaries. “Required Key Employees” means the required number of Key Employees in each category of Key Employees in the Key Employee Group, as set forth in the Key Employee Notice; provided, however, that if Purchaser elects, in its sole discretion, not to make an offer of employment or engagement as a consultant

74 or independent contractor to one or more Key Employees, the required number of Key Employees in the applicable category shall be reduced by the number of Key Employees in such category that have not received an offer of employment or engagement as a consultant or independent contractor; provided, further, that no such reduction shall apply with respect to any Key Employee whose employment with Seller terminates (voluntarily or involuntarily) prior to Closing. “Restricted Parties” is defined in Section 3.14(g). “Restructuring Transaction” means (a) any recapitalization transaction, plan of reorganization, liquidation, restructuring or sale, including any such transaction by way of a credit bid by or settlement with any creditor or other contractual counterparty of Seller, involving (directly or indirectly) all or any material portion of the Acquired Assets, or (ii) any merger, consolidation, share exchange, business combination or similar transaction (directly or indirectly) involving all or any material portion of the Acquired Assets, in each case whether in one transaction or a series of transactions; provided that, in each case of (i) and (ii), such transaction will not be considered to be a Restructuring Transaction if such transaction occurs prior to the termination of this Agreement and would not prevent the Acquisition from occurring in accordance with the terms of this Agreement. “Retained Books and Records” means the company seal, minute books, stock certificates, stock or equity record books, Tax Returns and other books, records and work papers related to Taxes paid or payable by Seller or their Affiliates, work papers and such other books and records as pertain to the organization, qualification to do business, existence or capitalization of Seller or any Affiliate thereof, books and records that Seller is required to retain under applicable Law, books and records that relate exclusively to an Excluded Asset or Excluded Liability and all of Seller’s communications, documents, or materials exclusively related to the Excluded Assets and the Excluded Liabilities that Seller may retain pursuant to any attorney-client privilege, work product doctrine, common interest, or joint defense privilege, and electronic and tangible documents reflecting such communications and materials. “Sale Hearing” means the hearing conducted by the Bankruptcy Court to approve the Transactions. “Sale Motion” is defined in Section 5.6. “Sale Order” means an Order of the Bankruptcy Court in the form attached hereto as Exhibit D, with any changes that Purchaser may approve in advance in its sole and absolute discretion, that has not been stayed, vacated or stayed pending appeal, authorizing and approving the sale of the Acquired Assets to Purchaser on the terms and conditions set forth herein. “SEC” means the Securities and Exchange Commission. “Seller” is defined in the Recitals. “Seller Confidentiality Agreements” means those agreements by and between Seller, on the one hand, and Persons expressing an interest in acquiring an ownership interest in Seller or the Business, on the other hand, with respect to the use and confidentiality of information about Seller and its Affiliates and the Business and certain other obligations. “Seller Disclosure Schedule” means the disclosure schedule delivered by Seller to Purchaser immediately prior to the execution of this Agreement. “Seller Indemnitees” is defined in Section 7.1(c).

75 “Seller Intellectual Property” means all Intellectual Property owned or purported to be owned by, or licensed to, Seller (other than Intellectual Property that is an Excluded Asset) which (i) claim, cover or are embodied in, or (ii) are otherwise Primarily Related to, in each case ((i) and (ii)) the Product or the Business. “Seller Registered Intellectual Property” means all Registered Intellectual Property that is registered or recorded in the name of, is or was filed or recorded in the name of, or that has been assigned to, Seller or Seller’s licensor. “Seller SEC Documents” means all forms, statements, documents and reports filed or furnished with the SEC since January 1, 2020. “Software” means all types of computer and other software programs including operating systems, application programs, software tools, firmware and software imbedded in equipment, including both object code and source code versions thereof, and all related documentation. “Specified Laboratory Equipment” is defined in Section 1.1(q). “Straddle Period” means a taxable period that includes but does not end on the Closing Date. “Subsidiary” means with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership. “Successful Bidder” is defined in the Bidding Procedures. “Surgical Indication” means the indication for the Product for the reversal of the antiplatelet effects of ticagrelor in patients requiring urgent surgery or an invasive procedure. “Tax” or “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, assessments, levies, duties, tariffs, imposts and other similar charges and fees imposed by any Governmental Entity, including income, franchise, windfall or other profits, gross receipts, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, value-added, occupation, environmental, disability, real property, personal property, registration, alternative or add-on minimum, or estimated tax, including any interest, penalty, additions to tax and any additional amounts imposed with respect thereto. “Tax Return” means any report, return, certificate, claim for refund, election, estimated Tax filing or declaration filed or required to be filed with any Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof. “Taxing Authority” means any federal, state, local or foreign Governmental Entity or authority responsible for the imposition, collection or administration of any Tax. “Third Party Claim” is defined in Section 7.2(b).

76 “Trademarks” means trademarks, trademark rights, service marks, service mark rights, trade dress, logos, slogans, trade names, trade name rights, assumed names, corporate names and other designations of origin, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith. “Transactions” means the transactions contemplated by this Agreement and the Ancillary Documents. “Transfer Taxes” is defined in Section 9.1(a). “Transferred Employee” is defined in Section 5.11. “Transition Services Agreement” is defined in Section 2.2(a)(vii). “Trial Data” means all technical or scientific Know-How, trade secrets, methods, processes, formulae, designs, specifications and data, including biological, chemical, pharmacological, toxicological, pre-clinical, clinical, safety, manufacturing and quality control data and assays; in each case, whether or not confidential, proprietary, patented or patentable, in any form, (a) generated or developed by or on behalf of Seller or any collaborator, co-developer or other Person to which Seller or such collaborator or co-developer has delegated responsibility or has otherwise engaged to perform clinical trials or CMC related activities (including supply of the Product for use in clinical trials) or related services, including any clinical trial databases and other data and reports arising out of the conduct of clinical trials or other clinical activities, any clinical trial agreements, vendor agreements or contract research organization agreements related to the conduct of the clinical trials or clinical activities, including any and all research results, or (b) either owned or controlled by Seller as of the date hereof, or upon passage of time, or occurrence of a particular event, would become owned or controlled by Seller, in each case Primarily Related to the Business or Product. [Signature Page Follows]

[Signature Page to Asset Purchase Agreement] IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written. SELLER: PHASEBIO PHARMACEUTICALS INC. By: /s/ Jonathan Mow Name: Jonathan Mow Title: Chief Executive Officer

[Signature Page to Asset Purchase Agreement] IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written. PURCHASER: CHIESI FARMACEUTICI S.P.A. By: /s/ Alessandro Chiesi Name: Alessandro Chiesi Title: Chief Commercial Officer